PROXY STATEMENT
Solicitation and Revocability of Proxies
Information as to Voting Securities
Corporate Governance
Board of Directors and Its Committees
Board of Director Nomination Process
Communications with Non-Management Members of the Board of Directors
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
Stockholder Action
1. ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS
Beneficial Ownership
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Section 16(a) Beneficial Ownership Reporting Compliance
Ownership Guidelines
BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
2. APPROVAL OF THE NATIONAL CITY CORPORATION LONG-TERM CASH AND EQUITY INCENTIVE PLAN
3. APPROVAL OF THE NATIONAL CITY CORPORATION MANAGEMENT INCENTIVE PLAN FOR SENIOR OFFICERS, AS AMENDED AND RESTATED
4. SELECTION OF INDEPENDENT AUDITOR
Executive Compensation
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR
REPORT OF COMPENSATION AND ORGANIZATION COMMITTEE
Compensation Philosophy
Executive Compensation Principles
Stock Ownership Guidelines for the Named Executive Officers
Compensation Committee’s Review of Chief Executive Officer’s Compensation
Stockholder Return Performance
Equity Compensation Plan Information as of December 31, 2003
REPORT OF THE AUDIT COMMITTEE
Independent Auditor
Description of National City’s Compensation and Benefit Plans
PENSION PLAN TABLE
Stockholder Proposals
Certain Relationships and Related Transactions
Voting
General Information
Exhibit A: NATIONAL CITY CORPORATION AUDIT COMMITTEE CHARTER
Exhibit B: NATIONAL CITY CORPORATION CORPORATE AUDIT COMMITTEE PROCEDURES REGARDING AUDIT AND NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT AUDITOR
Exhibit C: NATIONAL CITY CORPORATION LONG-TERM CASH AND EQUITY INCENTIVE PLAN
Exhibit D: NATIONAL CITY CORPORATION MANAGEMENT INCENTIVE PLAN FOR SENIOR OFFICERS AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 23, 2004

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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NATIONAL CITY CORPORATION

(Name of Registrant as specified in its Charter)

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March 11, 2004

Dear Stockholder:

      You are invited to attend the Annual Meeting of Stockholders of National City Corporation (“National City”), which will be held at National City’s offices, 1900 East Ninth Street, Cleveland, Ohio 44114, on Tuesday, April 27, 2004, commencing at 10:00 a.m., Eastern Daylight Time.

      The primary business of the meeting will be to consider and vote upon the election of directors for the coming year, the approval of the National City Corporation Long-Term Cash and Equity Incentive Plan, the approval of the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated, the ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor for 2004 and the transaction of such other business as may properly come before the meeting.

      The formal Notice of Annual Meeting of Stockholders and Proxy Statement containing further information pertinent to the business of the meeting are set forth on the following pages. Our Annual Report, including consolidated financial statements, for the year 2003 was delivered to you previously.

      Your vote is important no matter how many shares you own, and we hope you will be able to attend the meeting in person. In any event, whether or not you plan to attend the Annual Meeting, you may submit your proxy by using the Internet, using the telephone or by signing and dating the enclosed proxy card and returning it in the accompanying envelope. If you wish to communicate directly with National City, the mailing address of National City’s executive offices is: National City Corporation, 1900 East Ninth Street, Cleveland, Ohio 44114.

Sincerely,

DAVID A. DABERKO
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of

NATIONAL CITY CORPORATION

      The Annual Meeting of Stockholders of National City Corporation (“National City”) will be held at National City’s offices, 1900 East Ninth Street, Cleveland, Ohio 44114 on Tuesday, April 27, 2004, at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and voting upon the following matters:

1.	The election of directors;

2.	The approval of the National City Corporation Long-Term Cash and Equity Incentive Plan;

3.	The approval of the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated;

4.	The ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor for 2004; and

5.	The transaction of such other business as may properly come before the meeting.

      Stockholders of record at the close of business on March 5, 2004, are entitled to receive notice of and to vote at the meeting. A list of the stockholders will be available at the meeting and for the 10 days preceding the meeting at National City’s offices, 1900 East Ninth Street, Cleveland, Ohio 44114.

      All stockholders who are entitled to vote, even if you are planning to attend the Annual Meeting, are requested to submit your proxy by using the Internet, the telephone or by executing the enclosed proxy card and returning it in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is voted. If you attend the meeting and vote in person, your vote will supersede any proxy you may have previously authorized. If you wish to communicate directly with National City, the mailing address of National City’s executive offices is: National City Corporation, 1900 East Ninth Street, Cleveland, Ohio 44114.

      Please vote your shares through any of the above-mentioned methods.

By Order of the Board of Directors

DAVID L. ZOELLER
Secretary

March 11, 2004

PROXY STATEMENT

March 11, 2004

Solicitation and Revocability of Proxies

      This Proxy Statement is furnished in connection with the solicitation by the board of directors of National City Corporation (“National City”) of the accompanying proxy to be used at the Annual Meeting of Stockholders of National City and any adjournment thereof and is being sent on approximately the date of this Proxy Statement to each of the holders of National City Common Stock, par value $4.00 per share (“National City Common”). The Annual Meeting will be held on Tuesday, April 27, 2004, at National City’s offices, 1900 East Ninth Street, Cleveland, Ohio 44114, commencing at 10:00 a.m. Eastern Daylight Time for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly presented proxies, if such proxies are received in time and not revoked, will be voted at such meeting in accordance with their specifications or, if no specifications are made, will be voted in favor of the election of directors and in favor of the approval of the National City Corporation Long-Term Cash and Equity Incentive Plan, the approval of the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated, and the ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor for 2004. Any proxy may be revoked by the person giving it before it is exercised by use of the Internet by 11:59 p.m. April 26, 2004, Eastern Daylight Time, or the telephone by 11:59 p.m. April 26, 2004, Eastern Daylight Time, by National City’s receipt prior to the Annual Meeting of a later-dated proxy, by receipt by the Secretary of National City prior to the Annual Meeting of a written revocation or by such person appearing at the meeting and electing to vote in person.

Information as to Voting Securities

      The board of directors of National City has fixed the close of business on March 5, 2004 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Holders of National City Common on the record date are the only stockholders entitled to vote at the Annual Meeting. On the record date, there were 607,681,186 shares of National City Common outstanding. Each share of National City Common is entitled to one vote on any matter to be voted on at the Annual Meeting.

Corporate Governance

      The Sarbanes-Oxley Act of 2002 was enacted on July 30, 2002. The statute addresses, among other issues, corporate governance, auditing and accounting, executive compensation and enhanced and timely disclosure of corporate information. On November 4, 2003, the Securities and Exchange Commission approved the corporate governance rules of the New York Stock Exchange. These rules specifically address director independence and corporate accountability. The changes allow stockholders to more easily and efficiently monitor the performance of companies and directors.

      In response to the Sarbanes-Oxley Act of 2002 and the new corporate governance rules of the New York Stock Exchange, the board of directors of National City approved a series of actions to strengthen and improve its already strong corporate governance practices. Following is a description of the policies and board of director committee charters that National City has adopted to comply with Sarbanes-Oxley and the New York Stock Exchange rules and to enhance stockholder confidence in National City. More information on National City corporate governance is available on the National City website at: www.NationalCity.com.

     Corporate Governance Guidelines

      National City’s board of directors has adopted and published Corporate Governance Guidlines. The Corporate Governance Guidelines cover, among other issues, executive sessions of the board of directors, director qualifications, director responsibility, director independence, continuing education for members of the board of directors and internal performance evaluations.

      Executive sessions of the board of directors (without participation of any officer, including the Chairman and Chief Executive Officer) are to be held at least twice a year. The Chairman of the Nominating and Board of Directors Governance Committee presides at the executive sessions of the board of directors.

      The board of directors of National City has determined that 14 of the 15 current directors are “independent” as defined by National City’s Corporate Governance Guidelines and the New York Stock Exchange corporate governance rules. The board of directors has also determined that 11 of the 12 nominees for election to the board of directors of National City are independent under these guidelines.

      All members of the Audit Committee, the Compensation and Organization Committee and the Nominating and Board of Directors Governance Committee are independent under these guidelines.

Code of Ethics

      National City’s board of directors has updated, revised and published National City’s Code of Ethics. The Code of Ethics governs the actions and working relationships of National City employees, officers and directors. The Code of Ethics addresses conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of corporate assets and compliance with laws, rules and regulations and encourages the reporting of any illegal or unethical behavior.

      National City requires its employees, officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected criminal activity involving National City or its employees. National City has established a Compliance Hotline which allows employees, officers and directors to anonymously report any known or suspected violation of laws, rules, regulations or the Code of Ethics.

     Code of Ethics for Senior Financial Officers

      National City has adopted and published a Code of Ethics for Senior Financial Officers. The Code of Ethics for Senior Financial Officers addresses some of the same issues as does the Code of Ethics, such as the importance of honesty, integrity and confidentiality, but establishes specific standards related to financial controls and reporting for senior financial officers of National City. Senior financial officers of National City are expected to adhere to both the National City Corporation Code of Ethics and the Code of Ethics for Senior Financial Officers.

Charters for the Audit Committee, Nominating and Board of Directors Governance Committee and the Compensation and Organization Committee

      National City’s board of directors has adopted and published updated and revised charters for the Audit, the Compensation and Organization and the Nominating and Board of Directors Governance Committees. These charters address issues such as independence of the committee members, committee organization and member qualifications and committee powers, duties and responsibilities. The Audit Committee Charter, set forth as Exhibit A to this Proxy Statement, also provides additional information on the selection, independence, authority and function of the independent auditor and the authority and function of the general auditor.

Board of Directors and Its Committees

      The board of directors of National City has responsibility for establishing broad corporate policies and overall performance of National City. The board, however, is not involved in the day-to-day operating details of National City’s business. Members of the board are kept informed of National City’s business through various documents and reports provided by the chairman of the board and other officers of National City and by participating in board and board committee meetings. Each director has access to all books, records and reports of National City, and members of management are available at all times to answer any director’s questions.

      National City, through its Corporate Governance Guidelines, has established director responsibilities and guidelines. All directors are expected to attend meetings of the board and of the board committees of which they are members. Directors who attended less than 75% of the meetings of the board and its committees for two consecutive years will not be eligible for nomination to the board of directors. Directors are expected to be prepared for these meetings and to be able to devote the time required.

      During 2003, the board of directors of National City held five regularly scheduled meetings and one special meeting. Average attendance by directors at those meetings was 93% and, except for Mr. Evans, whose absence resulted from illness, all directors attended 75% or more of the meetings of the board and the board committees they were scheduled to attend. All of the persons nominated and elected as directors of National City at National City’s 2003 Annual Meeting of Stockholders attended that Annual Meeting.

      The board of directors of National City has established several permanent committees comprising directors who are appointed to those committees annually. The principal committees are the Audit Committee, the Compensation and Organization Committee, the Nominating and Board of Directors Governance Committee, the Executive Committee, the Investment Committee and the Public Policy Committee. Each of these committees is described in the following pages. The members of each committee are identified in the following pages and in the biographical material of the nominees for election of directors. Following the 2004 Annual Meeting of Stockholders, the Risk and Public Policy Committee, a new committee combining the Public Policy Committee and the Investment Committee, will be established.

      The Audit Committee. The Audit Committee is required to meet at least four times per year and met ten times during 2003. The Audit Committee is composed of directors who are independent of the management of National City and are free of any relationship that would interfere with their exercise of independent judgment as committee members. The Audit Committee has oversight responsibility for the independent auditor and the general auditor. The Audit Committee performs the duties and responsibilities delegated to it by the board of directors to fulfill the board of directors’ responsibilities to stockholders, potential stockholders and the investment community relating to corporate accounting and reporting practices of National City, effectiveness of National City’s internal control structure and procedures for financial reporting and compliance with designated laws and regulations. The Audit Committee also approves, engages and has sole authority to terminate the independent auditor. In so doing, the Audit Committee maintains free and open communications among the directors, the independent auditors, the general auditor and the management of National City. The members of the Audit Committee are Messrs. Barfield, Broadhurst, Evans, Paul and Tatar. Mr. Broadhurst is chairman. The board of directors has determined that Messrs. Barfield, Broadhurst and Paul are Audit Committee Financial Experts. Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of the Audit Committee” and the “Audit Committee Charter” included in this Proxy Statement as Exhibit A.

      The Compensation and Organization Committee. The Compensation and Organization Committee (the “Compensation Committee”) meets on the call of its chairman and met five times during 2003. The Compensation Committee is composed of directors who are independent of the management of National City and are free of any relationship that would interfere with their exercise of independent judgment as committee members. The Compensation Committee considers matters relating to compensation policy and compensation of senior officers of National City and its subsidiaries and makes recommendations to the board of directors of National City on matters relating to succession management and organization of senior executive management. Under the terms of each of National City’s 1989 Stock Option Plan, as amended and restated, 1993 Stock Option Plan, as amended and restated, 1997 Stock Option Plan, as amended and restated, and 2001 Stock Option Plan, as amended and restated (collectively, the “Stock Option Plans”), the Compensation Committee is authorized to grant stock options to officers and key employees of National City and its subsidiaries. The Compensation Committee also determines participants for the Long-Term Incentive Compensation Plan for Senior Officers, and the Management Incentive Plan for Senior Officers, and will determine participants for the National City Corporation Long-Term Cash and Equity Incentive Plan and the Management Incentive Plan for Senior Officers, as Amended and Restated, if approved, and establishes the peer group for the Management Incentive Plan and the Long-Term Incentive Compensation Plan, and will do so for the new plans, if approved. The Compensation Committee may also determine those employees who are eligible to receive awards of restricted stock under the National City Corporation 1997 Restricted Stock Plan, as amended and restated, (the “1997 Restricted Stock Plan”) and the National City Corporation 2002 Restricted Stock Plan (the “2002 Restricted Stock Plan”). The members of the Compensation Committee are Messrs. Brown, Collins, Connor, Gorman, Ormond and Shaheen. Mr. Collins is chairman. Additional information regarding the functions performed by the Compensation Committee and its membership is set forth in the “Report of Compensation and Organization Committee” included in this Proxy Statement.

      The Nominating and Board of Directors Governance Committee. The Nominating and Board of Directors Governance Committee meets on the call of its chairman and met three times during 2003. The Nominating and

Board of Directors Governance Committee nominates director candidates for election by stockholders and advises and makes recommendations to the board of directors of National City with respect to (i) nominations to fill vacancies on the board of directors, (ii) director compensation, charters for and appointments to committees of the board of directors and (iii) other issues of corporate governance. The members of the Nominating and Board of Directors Governance Committee are Messrs. Brown, Gorman, Shaheen and Weiss. Mr. Brown is chairman.

      The Executive Committee. The Executive Committee meets on the call of its chairman and met once during 2003. The Executive Committee is empowered to exercise all powers and perform all duties of the board of directors of National City as permitted by applicable law when the board is not in session. The members of the Executive Committee are Messrs. Barfield, Brown, Collins, Daberko, Ormond, Paul, Tatar and Weiss and Dr. Healy. Mr. Daberko is chairman.

      The Investment Committee. The Investment Committee meets on the call of its chairman and met twice during 2003. The Investment Committee is empowered to oversee investments and interest rate risk management. The members of the Investment Committee are Drs. Healy and Thornton and Messrs. Broadhurst, Paul, Tatar and Weiss. Mr. Paul is the chairperson.

      The Public Policy Committee. The Public Policy Committee meets on the call of its chairperson and met once during 2003. The Public Policy Committee has responsibility to oversee the various policies and programs of National City as they relate to its relationships with employees, regulatory agencies, governments, charitable organizations and the general public. The members of the Public Policy Committee are Drs. Thornton and Healy and Messrs. Collins, Connor, Ormond and Evans. Dr. Thornton is chairperson.

Board of Director Nomination Process

      Nominations of persons for election as directors of National City may be made (i) by the Nominating and Board of Directors Governance Committee or (ii) by any stockholder who is a stockholder of record at the time of giving notice as provided below. Additionally, stockholders may submit the name of a possible nominee for consideration by the Nominating and Board of Directors Governance Committee.

      To be timely, a stockholder’s notice to nominate a director candidate must be delivered to or mailed and received, at the address on the first page of this Proxy Statement, not less than 60 days prior to the meeting of the stockholders; provided, however, that in the event that a public announcement of the date of such meeting is not made at least 75 calendar days prior to the date of such meeting, notice by the stockholder, to be timely, must be so received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made of the date of such meeting.

      To be in proper written form, such stockholder’s notice must set forth or include (i) the name and address, as they appear on National City’s books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving notice is a holder of record of National City Common, entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of National City Common beneficially owned and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understanding between or among any of (A) the stockholder giving notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (v) such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated by the board of directors; and (vi) a signed consent of each nominee to serve as a director of National City if so elected.

      At the request of the board of directors, any person nominated by the board of directors for election as a director must furnish to the Secretary of National City that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. The presiding officer of any meeting of stockholders will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed herein, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded.

      Director Qualifications. There should be no more than 15 members on the board of directors. No director may serve on more than four (4) other public company boards of directors. To preserve independence and to avoid conflicts of interest, each director shall advise the Chairman of the Nominating and Board of Directors Corporate Governance Committee in advance of accepting an invitation to serve on another public company board of directors.

      The following standards shall be used to determine director qualification:

•	Experience as a Chief Executive Officer, member of senior management or director of a nationally recognized or otherwise significant business corporation, educational institution or not-for-profit organization.

•	Not older than 67 years of age, provided, however, that the board of directors may determine that a person up to age 70 is eligible for election as a director when such person is serving as the chief executive officer of a nationally recognized business corporation, educational institution, or not-for-profit organization.

•	Serves on no more than four (4) other publicly held corporation boards of directors.

•	Serves on no more than two (2) other audit committees of the boards of directors of publicly held corporations.

•	Beneficially owns at least 12,000 shares of National City Common within three years of becoming a director.

•	May not be or be affiliated with a service provider to National City such as an attorney, accountant or consultant.

•	The individual has particular skills or expertise that enhance the overall composition of the board of directors.

      There is no specified term limit that a director may serve on the National City board of directors. The Nominating and Board of Directors Governance Committee will review each director’s performance annually to assess independence, attendance and overall performance. A director is required to submit a letter of resignation to the board of directors upon the loss of principal employment prior to normal retirement age, however, at the discretion of the Nominating and Board of Directors Governance Committee, the director may be nominated for one additional one-year term as a director.

Communications with Non-Management Members of the Board of Directors

      An employee, officer, stockholder or other interested party who has an interest in communicating with non-management members of the board of directors, or the board as a whole, may do so by directing the communication to the chairman of the Nominating and Board of Directors Governance Committee, who is the presiding director for non-management sessions of the board of directors. Confidential messages for the chairman for the Nominating and Board of Directors Governance Committee may be delivered through the Compliance Hotline at: 1-877-465-3438.

Compensation of Directors

      Members of the board of directors of National City who are not employees of National City, or any of its subsidiaries, receive a yearly retainer, payable in quarterly installments, and a fee for each meeting of the board of directors, and of each committee thereof that they attend. The yearly retainer is $25,000. The fee for attendance at any board of directors meeting or any committee meeting that is scheduled for a day other than a day on which there is a scheduled meeting of the full board of directors is $2,000. The fee for attendance at any committee meeting where such meeting is scheduled on the same day as a scheduled meeting of the board of directors is $1,000. For the year 2003, each Audit Committee member received an annual retainer of $5,000 and the chairman of the Audit Committee received an annual retainer of $10,000, paid in quarterly installments.

Under a plan for the deferred payment of directors’ fees, a director may elect to have the payment of fees deferred until later years.

      Each member of the board of directors of National City upon becoming a director is awarded 2,000 shares of National City Common, subject to transfer restrictions under the 1997 Restricted Stock Plan, and/or the 2002 Restricted Stock Plan. For the year 2003, each director re-elected to the board of directors was awarded 1,200 shares of National City Common subject to transfer restrictions under the 1997 Restricted Stock Plan, or the 2002 Restricted Stock Plan, whichever is applicable. The restrictions on such shares of National City Common expire at the earlier of the individual director’s death, disability or the date that is nine months after the date of the award.

      The National City Board of Directors Long-Term Incentive Compensation Plan provides for an annual award for each non-employee director ranging from zero to a maximum of $48,000. The actual award is based on National City’s position, as of December 31 of each year, in the peer group for the three-year plan cycle then ending under the National City Long-Term Incentive Compensation Plan for Senior Officers. The award is credited to a deferred compensation account for the benefit of the non-employee director and is “invested” in phantom units of National City Common. The award credited to the non-employee director accounts for the three-year plan cycle ending December 31, 2003 was $37,440 based on a fifth place finish in the Peer Group (as defined on page 34) comparison.

Compensation Committee Interlocks and Insider Participation

      Prior to his retirement in December 2003, Robert G. Siefers served as Vice Chairman of National City and as a director of Manor Care, Inc. Paul A. Ormond, Chairman, President and Chief Executive Officer of Manor Care, Inc., is a member of the board of directors of National City and the Compensation and Organization Committee of the board of directors.

Stockholder Action

1. ELECTION OF DIRECTORS

      Directors are elected to serve until the next Annual Meeting and until their respective successors are duly elected and qualified. National City currently has 15 directors, the total number of directors currently authorized. The Nominating and Board of Directors Governance Committee has set the number of authorized directors for election at the Annual Meeting of Stockholders at 12 directors. It is intended that shares represented by proxies, unless contrary instructions are given, will be voted for the election of the director nominees listed on the following pages. Although management does not expect that any nominee will be unavailable for election, in the event that vacancies unexpectedly occur, the shares will be voted for substitute nominees, if any.

      The 12 nominees for election to the board of directors of National City are identified on the following pages. All of the nominees are presently directors of National City and were elected at the last Annual Meeting. Three of the incumbent directors, Duane E. Collins, Daniel E. Evans and Jerome F. Tatar, will not continue as directors after the Annual Meeting. The following material contains biographical information concerning each of the nominees, including their positions and offices with National City, other directorships, current age, the sum of the number of shares of National City Common beneficially owned and National City Common share equivalents owned as of December 31, 2003 and their recent employment through the date of this Proxy Statement.

Vote By Stockholders

      The election of directors requires a plurality of the votes of the shares of National City Common present in person or represented by proxy and entitled to vote for the election of directors at the Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTORS

JON E. BARFIELD, Chairman and President of The Bartech Group, Inc., a provider of professional staffing services, information technology and outsourced staffing management services, since 1995. Director of Tecumseh Products Company, Granite Broadcasting Corporation and BMC Software, Inc. Director of National City since 1998; member of the Executive and the Audit Committees. Age 52. Shares of National City Common owned: 32,671.

JAMES S. BROADHURST, Chairman and Chief Executive Officer of Eat’n Park Hospitality Group, Inc., a chain of family restaurants and a provider of contract dining services, since 1984. Director of National City since 1996; chairman of the Audit Committee and member of the Investment Committee. Age 60. Shares of National City Common owned: 31,401 including options for 4,000 shares of National City Common.

JOHN W. BROWN, Chairman and Chief Executive Officer of Stryker Corporation, a manufacturer of surgical and medical products, since 1980. Director of National City since 1998; chairman of the Nominating and Board of Directors Governance Committee and member of the Compensation and Organization and the Executive Committees. Age 69. Shares of National City Common owned: 47,853.

CHRISTOPHER M. CONNOR, Chairman and Chief Executive Officer of The Sherwin-Williams Company, a global producer in the paint and coatings industry, since April 2000. Chief Executive Officer since October 1999, Vice Chairman from October 1999 to April 2000 and President, Paint Stores Group, from August 1997 to October 1999. Director of National City since 2002; member of the Compensation and Organization and the Public Policy Committees. Age: 47. Shares of National City Common owned: 9,929.

DAVID A. DABERKO, Chairman of the Board and Chief Executive Officer of National City since 1995. Director of OMNOVA Solutions Inc. and Marathon Oil Corporation. Director of National City since 1988; chairman of the Executive Committee. Age 58. Shares of National City Common owned: 3,052,683, including options for 2,291,301 shares of National City Common.

JOSEPH T. GORMAN, Retired Chairman of the Board of TRW Inc., a provider of advanced technology products and services. Prior to 2001, Chairman and Chief Executive Officer of TRW Inc. from 1988. Director of ALCOA Inc., Imperial Chemical Industries plc and The Procter & Gamble Company. Director of National City since 2000; member of the Compensation and Organization and the Nominating and Board of Directors Governance Committees. Age 66. Shares of National City Common owned: 25,068.

BERNADINE P. HEALY, M.D., Medicine and Health Columnist and Senior Writer, U.S. News & World Report, since September 2002. Prior to 2002, President and Chief Executive Officer of the American Red Cross, a provider of humanitarian services to people in need, from September 1999 to December 2001. Professor of Medicine and Dean of Ohio State University College of Medicine from 1995 to 1999. Director of Ashland Inc., Invacare Corporation and The Progressive Corporation. Director of National City since 2003 and previously a director of National City from 1995 to 2001 and 1989 to 1990; member of the Executive, Investment and Public Policy Committees. Age 59. Shares of National City Common owned: 16,401.

PAUL A. ORMOND, Chairman, President and Chief Executive Officer of Manor Care, Inc., a provider of long-term care, skilled nursing, and rehabilitative services, since 1991. Director of National City since 1999; member of the Compensation and Organization, the Executive and the Public Policy Committees. Age 54. Shares of National City Common owned: 31,230.

ROBERT A. PAUL, President and Chief Executive Officer of Ampco-Pittsburgh Corporation, a manufacturer of engineered equipment and steel products, since 1994. Director of National City since 1996; chairman of the Investment Committee and member of the Audit and the Executive Committees. Age 66. Shares of National City Common owned: 1,583,728.

GERALD L. SHAHEEN, Group President of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines, since 1998. Director of Aquila, Inc. Director of National City since 2001; member of the Compensation and Organization and the Nominating and Board of Directors Governance Committees. Age: 59. Shares of National City Common owned: 9,379.

JERRY SUE THORNTON, Ph.D. President of Cuyahoga Community College, a provider of post-secondary education, since 1992. Director of RPM International Inc., Applied Industrial Technologies, Inc. and American Greetings Corporation. Director of National City since 2001; chairperson of the Public Policy Committee and member of the Investment Committee. Age 57. Shares of National City Common owned: 17,700.

MORRY WEISS, Chairman of American Greetings Corporation, a greeting card manufacturer, since 1992. Chief Executive Officer of American Greetings Corporation from 1987 to June 2003. Director of National City since 1993; member of the Executive, the Investment and the Nominating and Board of Directors Governance Committees. Age 63. Shares of National City Common owned: 40,214.

The board of directors of National City unanimously recommends a vote FOR the slate of directors.

Beneficial Ownership

      As of December 31, 2003, National City Common was the only outstanding class of equity securities, as defined in Rule 13d-1 of the General Rules and Regulations under the Securities and Exchange Act of 1934 (the “Exchange Act”), of National City. Beneficial ownership of National City Common, for purposes of the beneficial ownership disclosures in this Proxy Statement, was determined in accordance with Rule 13d-3 of the General Rules and Regulations under the Exchange Act. Under Rule 13d-3, a person is deemed to be the beneficial owner of securities if he or she has or shares, directly or indirectly, voting power and/or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown do not purport to represent beneficial ownership for any purpose other than as set forth under Rule 13d-3. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of National City Common.

      As of December 31, 2003, to the knowledge of National City, no person or entity, except National City, beneficially owned more than 5% of the then outstanding National City Common. As of December 31, 2003, no individual director, nominee or officer beneficially owned more than 5% of the then outstanding National City Common. For purpose of this disclosure, with respect to any one person or entity, the amount of outstanding National City Common is the aggregate number of shares of National City Common outstanding on December 31, 2003 plus an amount equal to the amount of National City Common which such person or entity had the right to acquire as of that date and within 60 days of that date (i.e. pursuant to a stock option plan) and includes any shares held for the benefit of such person, if an officer, in the National City Corporation Savings and Investment Plan Trust.

      As of December 31, 2003, National City beneficially owned more than 5% of the outstanding National City Common. As of December 31, 2003 National City beneficially owned 73,475,839 shares of National City Common which constituted 12.10% of the outstanding National City Common on that date. These shares are held in various fiduciary capacities through National City’s wholly owned banking subsidiaries, primarily National City Bank, National City Bank of Michigan/ Illinois, National City Bank of Pennsylvania, National City Bank of Kentucky and National City Bank of Indiana. Of the 40,501,378 shares of National City Common as to which National City, through its subsidiaries, had, as of December 31, 2003, voting authority, it had sole voting authority as to 29,018,740 of those shares and shared voting authority as to the remainder. Of the 60,119,172 shares as to which National City, through its subsidiaries, had, as of December 31, 2003, investment authority, it had sole investment authority as to 47,844,936 of those shares, and shared investment authority as to the remainder. Included in the aggregate number of shares held as to which National City had, as of December 31, 2003, sole voting and investment authority were 5,015,808 shares held under the National City Non-Contributory Retirement Trust.

      The following table sets forth the beneficial security ownership of all stockholders known to National City to be the beneficial owner of more than 5% of National City Common as of December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

	Name	Amount
	and Address	and Nature of
Title of	of Beneficial	Beneficial	Percent
Class	Owner	Ownership(1)	of Class

Common Stock	National City Corporation 1900 East Ninth Street Cleveland, Ohio 44114	73,475,839	12.10%

(1)	As of December 31, 2003, National City Corporation did not have the right to acquire beneficial ownership of any shares of National City Common within 60 days of December 31, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under the Exchange Act, National City’s directors, certain officers and persons beneficially owning more than 10% of any class of National City’s equity securities registered pursuant to Section 12 of the Exchange Act are required to report, within specified due dates, their initial ownership in any class of National City’s equity securities and all subsequent acquisitions, dispositions or other changes in beneficial ownership in such securities, if and to the extent reportable events occur that require reporting by such due dates. National City is required to describe in this Proxy Statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. In this regard, to the knowledge of National City, based solely on the review of copies of reports furnished to National City by its directors and executive officers pursuant to Rule 16a-3 promulgated pursuant to the Exchange Act, and on written representations that no other reports were required during the period ending December 31, 2003, all of National City’s directors and officers satisfied such filing requirements in full, except that Messrs. Clark, Gorney and Martens, Jr. each made one late filing. These inadvertent late filings pertained to 25 shares of National City Common awarded to Messrs. Clark, Gorney and Martens, Jr., pursuant to the National City Corporation Corporate Excel Awards which recognize certain employees for excellence in the performance of business.

Ownership Guidelines

      The board of directors of National City has established stock ownership guidelines for directors. The guidelines recommend that within three years of becoming a director each director beneficially own at least 12,000 shares of National City Common. Both direct and indirect equity ownership and ownership of phantom shares are considered as owned shares for the purpose of this guideline.

      The following table sets forth, as of December 31, 2003, the beneficial ownership of National City Common (including shares with respect to which the following persons have the right to acquire beneficial ownership within 60 days after such date) by (a) each director and director nominee of National City, (b) the named executive officers named in the Summary Compensation Table below on page 30 and (c) all directors, director nominees and executive officers of National City as a group, as of December 31, 2003:

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT

		Number of Shares		Share Equivalents
		of Common Stock		Held in Deferred	Total Shares &
Title of		Beneficially	Percent of	Compensation	Share Equivalents
Class	Name of Beneficial Owner	Owned(1)(2)	Class	Plans(3)	Beneficially Held

Common Stock	Jon E. Barfield	16,637	*	16,034	32,671
Common Stock	James S. Broadhurst	25,325	*	6,076	31,401
Common Stock	John W. Brown	42,326	*	5,527	47,853
Common Stock	Duane E. Collins	22,725	*	25,428	48,153
Common Stock	Christopher M. Connor	4,329	*	5,597	9,926
Common Stock	David A. Daberko	3,048,684	*	3,999	3,052,683
Common Stock	Daniel E. Evans	18,157	*	6,076	24,233
Common Stock	Joseph T. Gorman	15,436	*	9,632	25,068
Common Stock	Jon L. Gorney	703,261	*	0	703,261
Common Stock	Bernadine P. Healy, M.D.	14,558	*	1,843	16,401
Common Stock	Jeffrey D. Kelly	639,593	*	5,525	645,118
Common Stock	William E. MacDonald, III	1,138,185	*	0	1,138,185
Common Stock	Paul A. Ormond	16,725	*	14,505	31,230
Common Stock	Robert A. Paul	1,541,725	*	42,003	1,583,728
Common Stock	Peter E. Raskind	395,108	*	0	395,108
Common Stock	Gerald L. Shaheen	4,504	*	4,875	9,379
Common Stock	Robert G. Siefers	1,393,601	*	5,058	1,398,659
Common Stock	Jerome F. Tatar	16,266	*	4,804	21,070
Common Stock	Jerry Sue Thornton, Ph.D.	4,492	*	13,208	17,700
Common Stock	Morry Weiss	21,369	*	18,845	40,214
Common Stock	Directors and Executive Officers of National City as a Group	14,207,594	2.3%	281,258	14,488,852

* The percent of National City Common beneficially owned is less than 1%.

(1)	Beneficial ownership of the shares held by each individual consists of sole voting power and sole investment power, or of voting power and investment power that is shared with the spouse or a family member of the individual, or by trust.

(2)	Includes shares of National City Common the following individuals had a right to acquire on or before February 29, 2004: Broadhurst: 4,000 shares; Daberko: 2,291,301 shares; Gorney: 508,195; Kelly: 496,935; MacDonald: 806,485; Raskind: 242,666; and Seifers: 1,069,370.

(3)	Includes awards credited to a deferred compensation account for each individual and “invested” in phantom units of National City Common pursuant to the National City Corporation Board of Directors Long-Term Incentive Compensation Plan and the National City Corporation Deferred Compensation Plan and the National City Corporation Executive Savings Plan.

2. APPROVAL OF THE NATIONAL CITY CORPORATION LONG-TERM CASH AND EQUITY INCENTIVE PLAN

      At the Annual Meeting of the Stockholders, there will be presented for stockholder approval the National City Corporation Long-Term Cash and Equity Incentive Plan (the “New Long-Term Plan”) which was adopted by the board of directors at its December 16, 2003 meeting, and amended and restated at its February 23, 2004 meeting, subject to the approval of National City stockholders. The purpose of the New Long-Term Plan is to maximize returns to stockholders, to promote the long-term profitability and success of National City by aligning the long-term financial interests of National City employees and directors with those of stockholders and providing an incentive to those directors and key executives who are primarily responsible for such profitability and success of the National City.

      The complete text of the New Long-Term Plan appears as Exhibit C to this Proxy Statement. While the main features of the New Long-Term Plan are summarized below, such summaries are in all respects subject to the complete text of the New Long-Term Plan set forth in Exhibit C.

      The New Long-Term Plan, if approved, will consolidate and replace all long-term incentive programs under one plan and formalize the use of performance measures in connection with all long-term awards. Awards granted under the New Long-Term Plan include long-term incentive awards as previously granted under the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers last approved by stockholders in 2000, awards previously granted under the National City Corporation Retention Plan for Executive Officers, option awards previously granted under the National City’s Stock Option Plans and restricted stock awards as previously granted under National City’s Restricted Stock Plans. The New Long-Term Plan also permits the use of stock appreciation rights, restricted stock units and National City Common awards not previously available under the prior plans.

      If the New Long-Term Plan is approved by stockholders, except for additional options that National City is contractually obligated to issue, National City will not make any future grants under the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers, the National City Corporation Retention Plan for Executive Officers, National City’s Stock Option Plans and National City’s Restricted Stock Plans.

      The New Long-Term Plan will be administered by the Compensation Committee. The New Long-Term Plan provides for incentive compensation that will be awarded to participants determined by comparing corporate and/or individual performance with respect to objective performance measures. The performance will be relative to pre-established goals, the Peer Group (as defined on page 34) or any other objective standard established by the Compensation Committee.

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code (“Internal Revenue Code”). Section 162(m) generally provides that certain compensation in excess of $1 million per year paid to a publicly held company’s chief executive officer and any of its four other highest paid executive officers (“Covered Executive”) is not deductible by the company unless the compensation qualifies for an exclusion. Section 162(m) excludes from the deductibility limit performance-based compensation if certain procedural requirements, including stockholder approval of the material terms of the performance plan, are satisfied.

      The New Long-Term Plan has been designed so that awards paid under the New Long-Term Plan shall qualify for the exclusion from the 162(m) limits. The New Long-Term Plan is being presented for stockholder approval so as to meet the qualification requirements for the exclusion from the section 162(m) deductibility limit and thus to minimize the cost of providing competitive compensation to National City’s key employees. Should the stockholders not approve the New Long-Term Plan, no officers or directors will be awarded any benefits under the New Long-Term Plan. In such case, however, the board of directors may review other alternatives for the overall compensation package being provided to National City’s employees and directors, including continuing the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers, National City’s Stock Option Plans and National City’s Restricted Stock Plans.

     Shares Available

      Under the New Long-Term Plan, in the aggregate, no more than 45,000,000 shares of National City Common may be made the subject of option rights, stock appreciation rights, restricted stock awards, common stock awards or restricted stock units. In addition to the aggregate limit on awards of National City Common, the New Long-Term Plan includes the following limitations:

•	No more than 18,000,000 shares may be awarded as full value shares in the form of restricted stock, restricted stock units or common stock awards.

•	No more than 40,000,000 shares may be awarded in the form of incentive stock options.

      If the New Long-Term Plan is approved, the existing authority to subject shares of National City Common to awards pursuant to National City’s stock option plans and restricted stock plans will be terminated, except with respect to additional options that National City is contractually obligated to issue. Currently, there is authority to subject 16,240,499 shares to awards under these plans.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination of shares, or other change in capital structure of the National City, merger, consolidation, spinoff, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing (“Recapitalization”), the board of directors may make such substitution or adjustment in the aggregate number of shares of National City Common and, if necessary, in the kind of securities available for issuance under the New Long-Term Plan, and in the number of shares of National City Common subject to outstanding awards granted under the New Long-Term Plan in the aggregate or to any participant and in the number of shares of National City Common. The board of directors may also make or provide for such adjustments in the prices per share of National City Common applicable under option rights and appreciation rights as the board of directors in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of optionees that otherwise would result as a result of Recapitalization.

      For purposes of determining the number of shares of National City Common that may be distributed pursuant to the New Long-Term Plan, the number shall increase by the number of shares of National City Common surrendered by a participant or relinquished to National City (a) in connection with the exercise of an option right or (b) in payment of the minimum applicable federal, state, local and foreign tax withholding liabilities upon exercise of any rights pursuant to an award. If any participant forfeits any shares of National City Common that are subject to any award granted under the New Long-Term Plan, or any award otherwise terminates with respect to any shares of National City Common, such shares shall again be available for distribution in connection with future awards under the New Long-Term Plan. Upon National City’s payment in cash of any benefit provided by any award granted pursuant to this New Long-Term Plan, any shares that were a subject of such award shall again be available for issue or transfer pursuant to the New Long-Term Plan.

      The New Long-Term Plan does not allow for awards to be granted at a discount from fair market value nor does it allow for the repricing of stock option awards or stock appreciation rights. No awards may be made under the New Long-Term Plan after the tenth anniversary of the effective date of the New Long-Term Plan.

     Restricted Stock, Restricted Stock Units and Common Stock Awards

      The New Long-Term Plan provides for the granting of shares of National City Common to a recipient and restricting that recipient’s rights of transfer of the shares based on certain performance goals and/or for a specific period of time (“Restricted Stock”). During that restricted period, those shares are subject to substantial risk of forfeiture. To the extent the recipient forfeits his or her interest in the stock, he or she will have no rights in the shares forfeited.

      The New Long-Term Plan provides for the granting of Restricted Stock units (“RSU”). An RSU is a grant measured by a specified number of shares to a participant that will be settled in shares of National City Common, cash, or a combination thereof as specified in the award agreement.

      The New Long-Term Plan also provides for the granting of shares of National City Common to a recipient with no restrictions associated with the National City Common award.

Individual Limits on Stock Grants

      The total amount of shares of Restricted Stock or RSUs that may be awarded to any participant in any fiscal year is 200,000 and in the aggregate in any four-year period to any one participant 800,000, subject to adjustments that may be made pursuant to the New Long-Term Plan. The total number of shares of National City Common award grants that may be awarded to any participant without restrictions in any fiscal year is 20,000 shares and in the aggregate in any four-year period to any one participant is 80,000 shares. Restricted Stock and National City Common awarded under the New Long-Term Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Eligibility

      Under the New Long-Term Plan, awards may be made to any regular employee of National City or any of its subsidiaries (including employees who are members of the board of directors) and directors of National City’s subsidiaries. Directors of National City who are not employees of National City or its subsidiaries are only eligible to receive director awards.

Terms of Restricted Stock and RSU Awards

     Participant Awards

      The New Long-Term Plan contemplates that the board of directors may award Restricted Stock or RSUs subject to the following restrictions:

(1) All awards are to be made subject to transfer restrictions which are set by the board of directors.

(2) All awards shall be subject to an award agreement entered into between National City and the participant receiving the award. Such agreements may differ from participant to participant and from award to award depending upon the purpose of the award.

(3) Any award made may or may not contain any additional conditions the board of directors deems appropriate.

     Terms of Director Restricted Stock Awards

      Unless modified by the full board of directors, each individual who is not then an employee of National City or any of its subsidiaries and is first elected or appointed as a director will be awarded two thousand (2,000) shares of Restricted Stock subject to transfer restrictions. In addition, each time the individual is reelected or reappointed a director of National City, such individual shall be granted an additional award of twelve hundred (1,200) shares of Restricted Stock, the transfer of which is also restricted (“Director Awards”). An award agreement shall be entered into between each director and National City for each Director Award made to the director. The New Long-Term Plan restrictions shall fully expire upon the earlier of the individual director’s death or disability, a change in control of National City, or a date nine months after the date of the Director Award. If a director shall leave the board of directors of National City prior to the lapsing of the transfer restrictions for any reason other than enumerated above, such director’s interest in the Restricted Stock subject to an award agreement(s) shall be forfeited and returned to National City.

     Awards to Employees or Directors

      All Restricted Stock awarded to employees and directors pursuant to the New Long-Term Plan will be held in escrow until such time as the restrictions set forth in the award agreement are met. When the restrictions have lapsed, the certificate representing the Restricted Stock will be removed from escrow, reissued without the New Long-Term Plan restrictive legend and given to the employee or director. If the restrictions are not met, the Restricted Stock shall be forfeited. During the period of time during which any New Long-Term Plan restrictions remain outstanding on the Restricted Stock, the Restricted Stock may not be, voluntarily or involuntarily, sold, assigned, encumbered, pledged or otherwise transferred other than by will or the laws of descent and distribution.

      In the event of a change in control of National City, the New Long-Term Plan provides that all restrictions shall lapse and that National City will cause all outstanding Restricted Stock awarded under the New Long-Term

Plan to be reissued free of the restrictive legend. The complete text of the New Long-Term Plan under Exhibit C to this Proxy Statement defines a change in control.

Plan Benefits: Restricted Stock, RSUs and National City Common

      It is not possible to determine future Restricted Stock, RSUs and National City Common awards that will be received by participants in the New Long-Term Plan. Set forth in the following table are benefits and amounts that were actually received by or allocated under the National City Corporation Restricted Stock Plans to the participants during the last completed fiscal year ended December 31, 2003.

2003

RESTRICTED STOCK, RSU AND COMMON STOCK
PLAN BENEFITS

NATIONAL CITY CORPORATION

LONG-TERM CASH AND EQUITY INCENTIVE PLAN

	2003
	Dollar	Number of
Name and Position	Value ($)(1)	Units

D. A. Daberko	$1,763,828	51,969
Chairman of the Board and Chief Executive Officer
R. G. Siefers	$0	0
Vice Chairman
W. E. MacDonald III	$597,819	17,614
Vice Chairman
P. E. Raskind	$0	0
Executive Vice President
J. D. Kelly	$0	0
Executive Vice President
and Chief Financial Officer
J. L. Gorney	$0	0
Executive Vice President
Executive Group(2)	$3,569,130	105,160
Non-Executive Director Group	$638,072	18,800
Non-Executive Employee Group(3)	$60,733,492	1,789,437

(1)	Dollar values shown are based upon the number of shares granted in 2003 and the closing price of National City Common on December 31, 2003, $33.94 per share.

(2)	The Executive Group consists of 22 people.

(3)	The Non-Executive Employee Group consists of 2,859 people.

     Stock Option and Stock Appreciation Right Awards

      The New Long-Term Plan provides for the granting of option and stock appreciation right awards to eligible participants.

Eligibility and Participation

      Eligibility for participation in the option and stock appreciation right awards under the New Long-Term Plan will be limited to those officers (including officers who are members of the board of directors) and employees of National City or of any of its subsidiaries, as determined by the board of directors.

Individual Limits Under the New Long-Term Plan

      Successive grants may be made to the same eligible employee whether or not any option rights previously granted to such eligible employee remain unexercised. No eligible employee may, however, be granted under this plan, in the aggregate, more than 1,000,000 option and appreciation rights during any fiscal year or more than 4,000,000 option and appreciation rights over any four-year period, subject to adjustments that may be made pursuant to the New Long-Term Plan. The shares of National City Common that may be made the subject of option rights or stock appreciation rights pursuant to the New Long-Term Plan may be treasury shares or shares of original issue or a combination of the foregoing.

Grants of Option Rights and Stock Appreciation Rights

      The board of directors may, from time to time and upon such terms and conditions as it may determine, authorize the granting of option rights and/or stock appreciation rights. Each such grant may utilize any or all of the authorizations and shall be subject to all of the limitations contained in the New Long-Term Plan. These pertain to number of shares, exercise price, successive grants, aggregate number of option rights and/or stock appreciation rights and qualification (when applicable) under particular provisions of the Internal Revenue Code.

      No option rights or stock appreciation right shall be exercisable more than 10 years from the date of grant. Upon exercise, the option price shall be payable in cash, by the transfer to National City by the optionee of shares of National City Common with a market value equal to the total option price or by a combination of such methods of payment.

      Each grant shall be evidenced by an agreement executed on behalf of National City by any officer designated by the board of directors for this purpose and delivered to and accepted by the eligible employee and shall contain such terms and provisions, consistent with the New Long-Term Plan, as the board of directors may approve.

Additional Option

      The board of directors may, at or after the date of grant of option rights, grant additional options. Additional options may be granted with respect to any outstanding option. If an optionee exercises an outstanding option that has an additional option feature by transferring already owned shares of National City Common and/or when shares of National City Common are tendered or relinquished as payment of the minimum applicable statutory tax withholding under federal, state, local and foreign tax laws in connection with the exercise of an option, the optionee shall automatically be granted an additional option.

      The additional option shall cover the number of shares of National City Common, equal to the sum of the number of shares of National City Common delivered as consideration upon the exercise of an outstanding option to which such additional option feature relates, and the number of shares of National City Common tendered or relinquished as payment of the amount to be withheld under applicable federal, state, local and foreign tax laws (at withholding rates not to exceed the minimum applicable statutory tax withholding rates), in connection with the exercise of the option to which such additional option feature relates.

      The additional option will not have an additional option feature unless the board of directors directs otherwise. The option price of an additional option shall be 100% of the market value per share as of the date of the exercise of the option that has the additional option feature and/or delivers or forfeits shares of National City Common in payment of income tax withholding on the exercise of an option that has the additional option feature. The additional option shall have the same termination date and other termination provisions as the underlying option that had the additional option feature.

Transferability

      Except as provided for by the board of directors, no option right shall be transferable by an optionee other than by will or the laws of descent and distribution. Unless the board of directors otherwise directs, option rights shall be exercisable during the optionee’s lifetime only by the optionee or by the optionee’s guardian or legal representative.

Assumptions

      In the event that a corporation is merged into National City, and National City is the survivor of such merger, the board of directors may elect, in its sole discretion, to assume under the New Long Term Plan any or all outstanding options granted by such corporation to its officers and employees under any stock option plan adopted by it prior to such merger. Such assumptions shall be on such terms and conditions as the board of directors may determine in its sole discretion, provided that the options as assumed do not provide or contain any terms, conditions or rights which an option right may not provide for under the New Long-Term Plan.

Plan Benefits: Stock Options and Stock Appreciation Rights

      It is not possible to determine the future option grants that may be made to eligible employees pursuant to the New Long-Term Plan. Set forth in the table below are benefits and amounts that were actually granted under the National City Stock Option Plans to eligible employees during National City’s last completed fiscal year ended December 31, 2003.

2003

STOCK OPTION AND STOCK APPRECIATION RIGHT
PLAN BENEFITS

NATIONAL CITY CORPORATION

LONG-TERM CASH AND EQUITY INCENTIVE PLAN

	2003
	Dollar	Number of
Name and Position	Value ($)(1)	Units

D. A. Daberko	$2,473,697	401,370
Chairman of the Board
And Chief Executive Officer
R. G. Siefers	$3,000,092	502,923
Vice Chairman
W. E. MacDonald III	$1,917,950	332,435
Vice Chairman
P.E. Raskind	$1,029,459	181,833
Executive Vice President
J.D. Kelly	$605,130	105,089
Executive Vice President
and Chief Financial Officer
J.L. Gorney	$432,068	70,000
Executive Vice President
Executive Group(2)	$16,046,391	2,691,389
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group(3)	$25,890,957	4,248,726

(1)	In accordance with Securities and Exchange Commission rules, the Black-Scholes pricing model was used to estimate the grant date present value. The values indicated for the named executive officers were calculated using the assumptions provided on page 32 of this Proxy Statement. The estimated values have been included solely for purposes of disclosure in accordance with the rules of the Securities and Exchange Commission and represent theoretical values. The actual value, if any, an executive may realize will depend upon the increase in the market price of National City Common through the date of exercise. Such an increase would benefit all stockholders.

(2)	The Executive Group consists of 22 people.

(3)	The Non-Executive Officer Employee Group consists of 492 people.

Plan Cycle Awards

     Eligibility and Participation

      No later than the 90th day after the commencement of a plan cycle, plan cycle awards for each employee who is an executive officer as determined by the Compensation Committee or who may receive any part of their plan cycle award in National City Common or a National City Common equivalent shall be determined by the board of directors with respect to each plan cycle. The board of directors may base its determination upon the recommendation of the chief executive officer of National City. No later than the 90th day after the commencement of a plan cycle, the chief executive officer of National City shall determine the participation of each employee who is not an executive officer and whose plan cycle award does not include any National City Common or National City Common equivalent. In the event that an employee becomes eligible to participate in the New Long-Term Plan after the commencement of a plan cycle the employee may be made a participant for a portion of the plan cycle but the employee’s award will normally be prorated to reflect the number of months that the employee participated to the number of months in the plan cycle. If a participant in the plan is promoted or demoted, his maximum award for any or all open plan cycles may be increased or decreased or he may be removed from participation. If a participant’s maximum award is changed during a plan cycle the award for the plan cycle will normally be prorated to reflect the portions of the plan cycle spent under each maximum award. A Covered Executive may neither be made a participant after the beginning of a plan cycle nor have his maximum award increased during a plan cycle.

Performance Measurement

      Prior to the 90th day following the commencement of the plan cycle, the board of directors will establish the peer group, if any, for the plan cycle and choose key indices to be used for measuring performance and the levels of corporate performance at which the maximum, target and threshold plan cycle award will be provided under the New Long-Term Plan. The board of directors may choose from the following indices: return on common equity; return on assets; overhead ratio; efficiency ratio; net interest margin; total annual return on common stock; total shareholder return; earnings per share; return on investment, change in revenue, expenses, market share, charge-offs and or reductions in non-performing assets. The indices may also include the following objective non-financial measures: employee satisfaction, employee retention, customer satisfaction, customer retention, cross selling, “percentage of wallet”, leadership, management of change or business transformation.

Awards

      The amount of incentive compensation that will be awarded to a participant under the New Long-Term Plan is expressed as a percentage of base salary. Such percentage will be determined on the basis of the attainment, or lack of attainment, by National City of the threshold, target or maximum performance. No award to any Covered Executive for any one plan cycle shall exceed 1% of the corporation’s earnings before taxes and extraordinary items. Amounts awarded under the New Long-Term Plan may be in cash, Restricted Stock, RSUs, National City Common, options, stock appreciation rights or a combination thereof. National City has the right to deduct any federal, state, local or foreign taxes required by law with respect to such payments. Deferred awards and earnings thereon are always 100% vested.

Termination of Employment Due to Normal Retirement, Disability or Death

      In the event a participant’s employment is terminated during the plan cycle due to normal retirement, disability or death, the participant will be eligible to receive a pro-rated plan cycle award reflecting his or her partial participation. The award thus determined will be payable as soon as practicable following the end of a plan cycle.

Deferral of Awards

      Cash awards payable under the New Long-Term Plan are deferrable pursuant to the National City Corporation Deferred Compensation Plan, as Amended and Restated.

Change in Control

      In the event of a change in control, the plan cycle awards will be paid to each participant in a lump sum cash payment equal to the maximum award level for each active plan cycle pro-rated based upon the number of months that have passed since commencement of each plan cycle.

Long-Term Plan Benefits

      It is not possible to determine plan cycle future awards that will be received by participants in the New Long-Term Plan. Set forth in the following table are the benefits and amounts that would have been paid under the New Long-Term Plan plan cycle awards to the participants for the last fiscal year as if the New Long-Term Plan was in effect.

PLAN BENEFITS

PLAN CYCLE AWARDS

NATIONAL CITY CORPORATION

LONG TERM CASH AND EQUITY INCENTIVE PLAN

	2003	Number of
Name and Position	Dollar Value ($)	Units

D. A. Daberko	$1,875,000	NA
Chairman of the Board and Chief Executive Officer
R.G. Siefers	$1,100,283	NA
Vice Chairman
W.E. MacDonald, III	$869,010	NA
Vice Chairman
P.E. Raskind	$609,264	NA
Executive Vice President
J.D. Kelly	$592,744	NA
Executive Vice President and Chief Financial Officer
J.L. Gorney	$601,221	NA
Executive Vice President
Executive Group	$9,960,957	NA
Non-Executive Director Group	$0	NA
Non-Executive Officer Employee Group	$3,449,010	NA

(1)	The Executive Group consists of 22 people.

(2)	The Non-Executive Officer Group consists of 37 people.

Fractional Shares

      National City will not be required to issue any fractional share of National City Common pursuant to the New Long-Term Plan. The board of directors may provide for the elimination of fractions or for the settlement of fractions in cash.

Administration of the New Long-Term Plan

      The New Long-Term Plan shall be administered by the board of directors, which may from time to time delegate all or any part of its authority under the New Long-Term Plan to a committee or committees of the board of directors. To the extent of such delegation, references to the “board of directors” shall include such committee.

      The interpretation and construction by the board of directors of any provision of the New Long-Term Plan, or of any agreement evidencing the grant of option rights, and any determination made by the board of directors pursuant to any provision of the New Long-Term Plan or of any award agreement shall be final and conclusive. No member of the board of directors shall be liable for any action taken or omitted in connection with the interpretation or administration of the New Long-Term Plan or any grant unless attributable to his or her willful misconduct or lack of good faith.

     Amendment and Discontinuance

      National City reserves the right, by action of the board of directors, to amend the New Long-Term Plan from time to time, or to discontinue it if such a change is deemed necessary or desirable except that stockholder approval is required for any amendment or modification of the New Long-Term Plan that, in the opinion of National City’s counsel, would be required by Section 162(m) of the Internal Revenue Code or any regulations promulgated thereunder in order for plan payments to qualify for the qualified performance based compensation exception or by the rules of the New York Stock Exchange. No amendment may increase the maximum number of shares of National City Common, Restricted Stock, RSUs, stock options or stock appreciation rights that may be awarded under the New Long-Term Plan. However, if the board of directors should amend or discontinue the New Long-Term Plan, National City will remain obligated under the New Long-Term Plan with respect to (1) awards made final (and thus payable) by decision of the board of directors to the date of such amendment or discontinuance and (2) awards and rights of any participant or beneficiary with respect to whom a vesting event has occurred.

     Forfeitures

      In the event the board of directors finds that an employee or former employee who has an interest in the New Long-Term Plan has been discharged for reasonable belief of fraud or has been convicted of a crime as a result of which it becomes illegal for his employer to employ him or her, then any benefits or amounts provided for pursuant to the New Long-Term Plan for the benefit of such employee or his or her beneficiaries will be forfeited and no longer payable.

Federal Tax Consequences

      The award of Restricted Stock pursuant to the New Long-Term Plan to an employee or director will not result in any taxable income to them at the time of the award, unless the employee or director so elects. Unless the employee or director elects to recognize the income at the time of the Restricted Stock award, the employee or director will recognize income for tax purposes at the time the restrictions on the Restricted Stock lapse. The amount of income to be recognized by the employee or director is the fair market value of National City Common at the time the restrictions lapse or at the time of the award, if the employee or director has elected to recognize the income at that time.

      The award of RSUs pursuant to the New Long-Term Plan to an employee will not result in taxable income to them at the time of the award. Unless the employee elects to defer the receipt of amounts due pursuant to the terms of the RSU award, the employee will recognize income for tax purposes at the time the restrictions on the RSU lapse. The amount of income to be recognized by the employee is the fair market value of the National City Common at the time the restrictions lapse.

      The award of National City Common pursuant to the New Long-Term Plan to an employee will result in taxable income to them at the time of the award. The amount of income to be recognized by the employee is the fair market value of National City Common at the time of the award.

      Any dividends received by the participants as a result of Restricted Stock will be treated as ordinary earned income, until such time as the restrictions lapse and as dividend income after the restrictions have lapsed.

      The amount of income included in the employee’s or director’s taxable earned income, resulting from the award of Restricted Stock, RSUs or National City Common, will measure the amount of the deduction to which National City is entitled.

      The tax basis of an employee or director in the Restricted Stock or National City Common awarded pursuant to the New Long-Term Plan will be the fair market value of the award at the time the value of the award is included in the participant’s taxable earned income.

      National City presently anticipates that option-rights granted pursuant to the New Long-Term Plan will be either “non-qualified” or “incentive stock” options.

      Non-qualified option rights, additional options and stock appreciation rights will not result in any taxable income to the optionee or deduction to National City at the time they are granted. In general, the holder of non-qualified option rights will realize taxable ordinary compensation income at the time of the exercise of the option rights or the non-qualified additional options in an amount measured by the excess of the fair market value of the shares at that time over the option price. The tax basis to the optionee for non-qualified option shares acquired will be the option price plus such taxable ordinary compensation income and when the optionee disposes of the shares capital gain or loss will be recognized, either long or short term, depending on the holding period of the shares.

      The amount included in the income of the optionee of non-qualified option rights or related additional options or of the holder of stock appreciation rights as ordinary taxable income determines the amount of the deduction to which the National City is entitled.

      Option rights which are incentive stock options will not result in taxable income to the optionee or a deduction to the National City at the time granted nor at the time exercised if holding period requirements are observed. The optionee must hold the stock more than two years from date of grant and one year from date of exercise. If these holding requirements are met, the optionee will receive capital gain treatment and National City will not be entitled to a deduction. If these holding requirements are not met, in general, the optionee has ordinary taxable income and National City is entitled to a deduction measured by the excess of the fair market value of the shares of the National City Common at the time of exercise or disqualifying sale over the option price, whichever produces a lesser gain.

      If the holding requirements of an incentive stock option are met, the tax basis to the optionee for National City Common acquired on exercise of an option right that is an incentive stock option will be the fair market value at the date the option right was granted. The difference between the fair market value at the date of exercise and the option price of the incentive stock option will be an item of tax preference. Thus, it will have to be included when making the alternative minimum tax calculation for the year in which the incentive stock option was exercised.

      The plan cycle awards will result in taxable income to the participant upon receipt of a cash payment. If the award is deferred, the participant will not recognize taxable income for Internal Revenue Code purposes until the installment or lump sum payments are paid. The amount of the taxable income to the participant pursuant to the Internal Revenue Code will measure the amount of the deduction to which National City is entitled.

      National City shall be entitled to take appropriate measures to withhold from National City Common, Restricted Stock and cash which become free of the New Long-Term Plan restrictions or payable or to otherwise obtain from the participant sufficient sums for the amount National City deems necessary to satisfy any applicable federal, state, local and foreign minimum tax withholding obligations or to make other appropriate arrangements with participants to satisfy such obligations. In no event, however, shall National City accept common stock for payment of taxes in excess of the minimum required tax withholding.

General

      The closing price of National City Common for March 5, 2004 was $36.89 per share.

Vote by Stockholders

      Approval of the National City Corporation Long-Term Cash and Equity Incentive Plan requires the favorable vote of the holders of shares representing a majority of the shares that are present in person or represented by proxy and entitled to vote at the Annual Meeting.

      The board of directors of National City unanimously recommends a vote FOR the approval of The National City Corporation Long-Term Cash and Equity Incentive Plan.

3. APPROVAL OF THE NATIONAL CITY CORPORATION MANAGEMENT INCENTIVE PLAN FOR SENIOR OFFICERS, AS AMENDED AND RESTATED

      At the Annual Meeting, the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated effective February 23, 2004 (the “Plan”), will be presented for approval by stockholders. The Plan was originally adopted, effective January 1, 1999, by National City’s board of directors at its meeting of February 22, 1999 and approved by the stockholders on April 12, 1999. The Plan has been subsequently amended and restated. The purpose of the Plan is to maximize National City’s profitability and operating success by providing an incentive to senior officers to achieve superior results. The plan is designed to promote teamwork to achieve overall corporate success and to motivate individual excellence.

      The complete text of the Plan appears as Exhibit D to this Proxy Statement. While the main features of the Plan are summarized below, such summaries are in all respects subject to the complete text of the Plan set forth in Exhibit D.

      The Plan will be administered by the Compensation and Organization Committee (the “Committee”) of the board of directors of National City. Generally, the Plan authorizes two types of incentive compensation awards for each calendar year (each such year is a “Plan Cycle”): these are “Individual Awards”, which may be awarded to a participant based upon the participant’s individual contribution during the Plan Cycle, and “Corporate Awards”, which may be awarded to a participant based upon National City’s performance with respect to Key Indices (as defined below). A participant who is a Covered Executive (as defined below) during a Plan Cycle may not, however, be paid an Individual Award for that Plan Cycle.

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended, (“Code”). Section 162(m) generally provides that certain compensation in excess of $1 million per year paid to a publicly held company’s chief executive officer and any of its four other highest paid executive officers (each of the chief executive officer and the four other highest paid officers a “Covered Executive”) is not deductible by the company unless the compensation qualifies for an exception. Section 162(m) excludes from the deductibility limit performance based compensation if certain procedural requirements, including stockholder approval of the material terms of the performance plan, are satisfied. Stockholders must approve the Plan every five years to continue to have the awards paid under the Plan excluded from the Section 162(m) deductibility limit.

      The Plan is being presented for stockholder approval so as to meet the qualification requirements for the exclusion from the Section 162(m) deductibility limits and thus to minimize the cost of providing competitive compensation to National City’s key employees. Should the stockholders not approve the Plan, no awards will be made under the Plan. In such case, however, the Committee may review other alternatives for the overall compensation package being provided to National City’s senior officers.

Eligibility and Participation

      Eligibility for participation in the Plan will be limited to those officers of National City and its subsidiaries who play a key role in the management, growth and success of National City. Participation in the Plan by National City’s executive officers will be determined by the Compensation Committee prior to the commencement of a Plan Cycle. Participation by other officers of National City or its subsidiaries will be determined by National City’s chief executive officer.

Performance Measurement

      Individual Awards will be determined by comparing actual individual and group achievements during a Plan Cycle to pre-established objectives for that Plan Cycle. These objectives shall be broad in nature, may be quantitative or qualitative, will typically be five in number and may include the achievement of group or divisional goals as well as individual goals. Corporate Awards will be determined by comparing National City’s performance with Key Indices. The performance may be relative to pre-established goals, the performance of a group of comparable corporations established by the Compensation Committee in accordance with the Plan or any other objective standard established by the Compensation Committee. The Key Indices that will be measured and their weights will be chosen by the Compensation Committee. The Compensation Committee may choose from the following indices (collectively, the “Key Indices”): return on common equity; return on assets; overhead ratio; efficiency ratio; net interest margin; total annual return on common stock; Total Stockholder Return (as defined in the Plan); earnings per share; return on investment, change in revenue, expenses, market share, charge-offs and/or reductions in non-performing assets, all as determined in accordance with generally accepted accounting principles. The Key Indices may also include the following objective non-financial measures: employee satisfaction, employee retention, customer satisfaction, customer retention, cross-selling, “percentage of wallet”, leadership and/or management of change or business transformation. These are indices frequently used by financial corporations to measure profitability and overall operating performance. If the Compensation Committee determines that a change in the business operations, corporate structure or capital structure of National City, or the manner in which it conducts its business, or other events or circumstances render the Key Indices unsuitable, the Compensation Committee may in its discretion modify the Key Indices as appropriate and equitable.

Awards

      Generally, a participant’s award for a given Plan Cycle will consist of two components, an Individual Award and a Corporate Award, which, when added together, comprise that participant’s “Total Award”. As noted above, however, a participant who is a Covered Executive during a Plan Cycle will not be paid an Individual Award for that Plan Cycle. For convenience, the amount of a participant’s Individual Award (if any) or Corporate Award may be expressed as a percentage of the participant’s base salary or some other criteria. The Compensation Committee will establish in writing the maximum Total Award for each participant not later than 90 days after commencement of the Plan Cycle. The amount of the Individual Award (if any) and the Corporate Award for a Plan Cycle will be calculated as of the December 31 for the year on which the Plan Cycle ends. The Compensation Committee may in its discretion reduce the Corporate Award payable to any participant notwithstanding the attainment of any performance goal. In no event may the Total Award to any Covered Executive for a Plan Cycle exceed 1% of National City’s earnings before taxes and any one-time earnings, expenses or charges for that year. Amounts awarded under the Plan may be in cash, unfunded future benefits, restricted stock or a combination thereof. The unfunded benefits are not funded but simply remain contractual liabilities of National City and are subject to payment upon the recipient’s termination of employment with National City or its subsidiaries.

Termination of Employment Due to Normal Retirement, Disability or Death

      In the event of termination of employment due to normal retirement, disability or death, the participant shall be eligible to receive a prorated award based on the length of time the participant was employed during the Plan Cycle provided that the participant was a participant in the Plan for at least three months of the Plan Cycle. Such awards will be paid within 90 days following the end of the Plan Cycle.

Other Termination of Employment

      In the event a participant’s employment during a Plan Cycle is terminated prior to vesting for any reason other than normal retirement, disability or death, the participant will not be entitled to any award.

Restricted Stock

      Prior to the end of each Plan Cycle, the Compensation Committee will determine which participants, if any, will be eligible to request payment of all or a portion of their Total Award in the form of restricted stock or restricted stock units granted under the amended and second restated 1991 Restricted Stock Plan, the 1997 Restricted Stock Plan as amended and restated, the 2002 Restricted Stock Plan or the New Long-Term Plan, if approved, (those plans, together the “Restricted Stock Plans”). Each participant who is therefore eligible to elect to request payment of all or a portion of his or her Total Award for such Plan Cycle in the form of restricted stock, will be given the opportunity prior to the end of such Plan Cycle, to make such request. Covered Executives, however, must elect restricted stock prior to the 90th day after the commencement of each Plan Cycle. Such election and the percentage of Total Award requested to be paid in the form of restricted stock will be irrevocable and fixed with respect to such Participant and such Plan Cycle as of the end of such Plan Cycle. Any awards of restricted stock will be made at the discretion of the Compensation Committee and will be subject to the terms, conditions and restrictions contained in the Restricted Stock Plans and the award agreement controlling each restricted stock award grant.

      In the event that the Compensation Committee, in its discretion, decides to pay any percentage of a participant’s Total Award for a Plan Cycle in restricted stock, then, and in each such case, the number of shares of restricted stock to be granted to that participant shall be equal to a fraction (rounded to the nearest share) the numerator of which shall be the percentage of such Total Award to be paid in restricted stock increased by the premium determined by the Compensation Committee, but not exceeding 25%, and the denominator of which shall be the closing price, on the last trading day of the January next following the end of that Plan Cycle, of National City Common.

      If National City’s Restricted Stock Plans or the New Long-Term Plan are terminated at any time and a new plan is adopted which provides similar benefits or is intended to replace any of these plans, then such new plan shall be utilized for making the restricted stock grant. Should no restricted stock plan be available the amount of the restricted stock payment will, at the sole discretion of National City, be made in an alternative form which would not restrict receipt of shares of National City Common beyond the period of time provided in the anticipated restricted stock grant, or in cash.

Change in Control

      In the event of a change in control, the Plan provides that National City will pay to each participant a lump sum cash payment equal to the maximum award which could be paid under the Plan to each Participant.

Amendment and Discontinuance

      National City expects to continue the Plan indefinitely, but reserves the right, by action of the Compensation Committee, to amend it from time to time, or to discontinue it if such a change is deemed necessary or desirable except that stockholder approval shall be required for any amendment or modification of the Plan that, in the opinion of National City’s counsel, would be required by Section 162(m) of the Code or any regulations promulgated thereunder. However, if the Committee should amend or discontinue this Plan, National City will remain obligated under the Plan with respect to (i) Total Awards made final (and thus payable) by decision by the Committee prior to the date of such amendment or discontinuance and (ii) Total Awards and rights of any Participant or beneficiary with respect to whom a vesting event has occurred.

Federal Tax Consequences

      Awards will result in taxable income in accordance with the method used to satisfy the award. An award of cash will result in taxable income to the participant upon receipt of cash payment. If the award is deferred pursuant to the National City Corporation Deferred Compensation Plan, the participant will not recognize taxable income for Internal Revenue Code purposes until payments are made from the Deferred Compensation Plan.

      If the award is paid in the form of restricted stock, the participant will not recognize taxable income until such time as the restrictions lapse unless the participant elects to include the value in income at the time of the grant. The amount of the taxable income to the participant pursuant to the Internal Revenue Code will measure the amount of the deduction to which National City is entitled.

Plan Benefits

      It is not possible to determine future awards that will be received by participants in the Plan. Set forth below are the benefits and amounts that would have been paid under the Plan to the participants for the last fiscal year if the Plan had been in effect.

PLAN BENEFITS

NATIONAL CITY CORPORATION

MANAGEMENT INCENTIVE PLAN
FOR SENIOR OFFICERS AS AMENDED AND RESTATED

	2003
	Dollar
Name and Position	Value ($)

D. A. Daberko, Chairman of the Board and Chief Executive Officer	$2,554,000	(3)
R. G. Siefers, Vice Chairman	$1,557,361
W. E. MacDonald, III, Vice Chairman	$1,429,314	(3)
P. E. Raskind, Executive Vice President	$639,000
J. D. Kelly, Executive Vice President and Chief Financial Officer	$620,500
J. L. Gorney, Executive Vice President	$568,000
Executive Group(1)	$13,087,125	(3)
Non-Executive Director Group	$0
Non-Executive Officer Employee Group(2)	$31,765,899	(3)

(1)	The Executive Group consists of 22 people.
(2)	The Non-Executive Officer Group consists of 685 people.
(3)	Includes the premium paid (as described beginning on page 28), with respect to the awarding of restricted stock for all or a portion of the participants’ annual awards.

Vote by Stockholders

      Approval of the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated effective February 23, 2004, requires the favorable vote of the holders of shares representing a majority of the shares that are present in person or represented by proxy and entitled to vote at the Annual Meeting.

      The board of directors of National City unanimously recommends a vote FOR the approval of the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated.

4. SELECTION OF INDEPENDENT AUDITOR

      The Audit Committee and the board of directors of National City believes it appropriate to submit for action by the stockholders of National City the ratification of the Audit Committee’s selection of Ernst and Young LLP, independent auditor, as auditor for National City for the year 2004. The firm and its predecessors have served as independent auditor for National City since its inception in 1973. In the opinion of the Audit Committee of the board of directors of National City, the reputation, qualifications and experience of the firm make appropriate its reappointment for 2004. A representative of Ernst and Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

Adoption by Stockholders

      The proposal for the ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor requires for its adoption the favorable vote of the holders of shares of National City Common, representing at least a majority of the shares of National City Common present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

      The board of directors of National City unanimously recommends a vote FOR the ratification of the Audit Committee’s selection of Ernst & Young LLP.

Executive Compensation

      The following table sets forth, together with certain other information, the compensation earned during the fiscal year ended December 31, 2003 by (i) David A. Daberko, the Chief Executive Officer, (ii) the four other most highly compensated executive officers of National City and its subsidiaries and (iii) an additional executive officer, Robert G. Siefers, who would have been among the four other most highly compensated executive officers, but for the fact that he was not serving as an executive officer at the end of the fiscal year ended December 31, 2003. The executive officers listed in the Summary Compensation Table below are referred to in this Proxy Statement as the “named executive officers.”

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation

					Awards		Payouts

					Restricted	Securities		All
				Other	Stock	Underlying		Other
Name and Principal			Bonus	Annual	Award(s)	Options/	LTIP	Comp
Position	Year	Salary($)	($)(1)	Comp($)(2)	($)(1)(3)	SARs(#)	Payouts($)	($)(4)

D. A. Daberko	2003	1,000,000	1,220,037	41,761	1,793,970	401,370	780,000	119,607
Chairman of the Board	2002	1,000,000	1,000,000	45,001	1,134,820	394,557	849,527	100,884
and Chief Executive Officer	2001	1,000,000	750,000	40,929	1,388,821	447,431	566,517	103,334

R. G. Siefers(5)	2003	717,500	2,403,050	39,435	0	502,923	438,707	72,950
Vice Chairman	2002	700,000	2,390,760	36,053	300,000	327,899	461,834	69,380
	2001	691,667	1,449,120	10,024	0	332,632	297,667	64,964

W. E. MacDonald III	2003	582,500	1,051,282	13,792	608,035	332,435	346,493	45,100
Vice Chairman	2002	550,000	625,944	13,348	779,890	200,000	346,044	54,011
	2001	533,333	1,076,719	13,613	0	249,695	154,850	53,719

P.E. Raskind	2003	411,667	639,000	5,963	0	181,833	182,196	20,700
Executive Vice President	2002	384,375	537,000	4,196	1,000,000	100,424	148,396	31,697
	2001	370,833	473,608	31,686	0	88,303	55,569	8,625

J. D. Kelly	2003	390,417	620,500	40,505	0	105,089	177,255	37,430
Executive Vice President	2002	375,000	494,063	6,151	1,000,000	60,000	185,725	36,779
and Chief Financial Officer	2001	370,833	503,608	4,243	0	94,631	118,845	37,521

J. L. Gorney	2003	396,667	568,000	11,775	0	70,000	179,790	38,206
Executive Vice President	2002	380,000	510,150	5,769	1,000,000	100,919	188,416	38,074
	2001	375,833	517,923	6,350	0	150,170	121,505	33,036

(1)	Bonuses include cash and deferred awards made under the National City Corporation Management Incentive Plan for Senior Officers. D.A. Daberko and W.E. MacDonald III receive a portion of their Management Incentive Plan award in the form of restricted stock. For 2003, the value of the restricted stock granted to D.A. Daberko and W.E. MacDonald III as payment of their Management Incentive Plan award was $1,333,991 and $608,035, respectively. For 2003 the Management Incentive Plan award for D.A. Daberko will be 38,644 shares and for W.E. MacDonald III, 17,614 shares. The restrictions on the restricted stock granted in 2003 and listed in this column lapse one year after grant date. D.A. Daberko was awarded 51,969 shares in 2003, 40,821 shares in 2002 and 78,371 shares in 2001 of restricted stock that would vest in one year from the date of grant. W.E. MacDonald III was awarded 17,614 shares in 2003, and 17,262 shares in 2002 of restricted stock that would vest in one year from the date of grant.

(2)	Includes amounts reimbursed during the respective years for payment of certain taxes. Amount for P.E. Raskind for 2001 includes relocation expenses of $20,815.

(3)	As of December 31, 2003:

D.A. Daberko had 92,121 shares of restricted stock having a value, as of December 31, 2003, of $3,126,587;
R.G. Siefers had no shares of restricted stock as of December 31, 2003 due to his retirement;
W.E. MacDonald III had 43,090 shares of restricted stock having a value, as of December 31, 2003, of $1,462,475;
P.E. Raskind had 65,760 shares of restricted stock having a value, as of December 31, 2003, of $2,231,894;
J.D. Kelly had 34,526 shares of restricted stock having a value, as of December 31, 2003, of $1,171,812; and
J.L. Gorney had 55,493 shares of restricted stock having a value, as of December 31, 2003, of $1,883,432.

The named executive officers receive dividends on their restricted stock at the same rate and frequency as all stockholders of National City.

(4)	All Other Compensation includes the matching component of the Executive Savings Plan and the Savings and Investment Plan, and the value of premiums paid by National City in connection with split dollar insurance contracts, but does not include retirement compensation costs, as these are not readily calculable. For the year 2003, each of the named executive officers was credited with the following matching amount under the Savings and Investment Plan: D.A. Daberko, $13,800; R.G. Siefers, $13,800; W.E. MacDonald III, $4,140; P.E. Raskind, $13,800; J.D. Kelly, $13,800; and J.L. Gorney, $13,800. The named executive officers were credited with the following matching amount under the Executive Savings Plan during the year 2003: D.A. Daberko, $6,900; R.G. Siefers, $6,900; W.E. MacDonald III, $6,900; P.E. Raskind, $6,900; J.D. Kelly, $6,900; and J.L. Gorney, $6,900. All Other Compensation also includes the following amounts equal to the value of the premiums paid by National City in connection with life insurance policies issued pursuant to the Split Dollar Life Insurance Agreements between National City and the following named executive officers during 2003 respectively, as applicable: D.A. Daberko, $98,907; R.G. Siefers, $52,250; W.E. MacDonald III, $34,060; P.E. Raskind, N/A; J.D. Kelly, $16,730; and J.L. Gorney, $17,506. The premiums paid by National City prior to June 30, 2002 in connection with the life insurance policies issued pursuant to such Split Dollar Life Insurance Agreements generally will be recovered in full by National City upon the cancellation or purchase by a named executive officer of any such life insurance policy or the payment of any death benefits under any such life insurance policy. The Split Dollar Life Insurance Agreement has been replaced by a company paid life insurance program.

(5)	R.G. Siefers retired effective December 23, 2003.

     The following table provides information on option grants in fiscal year 2003 to the named executive officers.

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants

	Number of		% of Total
	Securities		Options/SARs	Exercise
	Underlying		Granted to	or		Grant Date
	Options/SARs		Employees in	Base Price	Expiration	Present Value
Name	Granted (#)		Fiscal Year (3)	($/sh)	Date	($) (4)

D.A. Daberko	350,000	(1)	5.04	33.83	7/29/13	2,160,340	(f)
	51,370	(2)	0.74	33.17	6/20/10	313,357	(h)
R.G. Siefers	38,852	(2)	0.56	33.90	7/28/07	223,077	(d)
	44,314	(2)	0.64	33.90	10/27/07	254,438	(d)
	154,239	(2)	2.22	33.90	8/10/09	885,594	(d)
	2,949	(2)	0.04	33.90	6/20/10	16,932	(d)
	197,119	(2)	2.84	33.57	7/23/12	1,216,224	(i)
	65,450	(2)	0.94	33.57	12/19/03	403,827	(i)
W.E. MacDonald III	225,000	(1)	3.24	33.83	7/29/13	1,388,790	(f)
	107,435	(2)	1.55	29.08	6/20/10	529,160	(b)
P.E. Raskind	70,000	(1)	1.01	33.83	7/29/13	432,068	(f)
	49,747	(2)	0.72	27.32	10/23/10	236,845	(a)
	39,873	(2)	0.57	33.31	10/23/10	230,633	(e)
	22,213	(2)	0.32	33.68	7/23/12	129,913	(g)
J.D. Kelly	70,000	(1)	1.01	33.83	7/29/13	432,068	(f)
	35,089	(2)	0.51	29.12	6/20/10	173,062	(c)
J.L. Gorney	70,000	(1)	1.01	33.83	7/29/13	432,068	(f)

(1)	2,952 of the options granted are incentive stock options. The balance of the options granted are non-qualified stock options. One fourth of each option grant becomes exercisable one year after the date of the grant and one fourth becomes exercisable on each anniversary of the grant. A further restriction is placed on the exercise of the incentive stock options such that the maximum number of shares of National City Common which become initially available for purchase in any calendar year shall be limited to that number of shares the aggregate exercise price of which does not exceed $100,000. Rights to Additional Options as defined under either the National City Corporation 1997 Stock Option Plan, as amended and restated, or the National City Corporation 2001 Stock Option Plan, as amended and restated (“Additional Options”), are attached to each stock option, and Additional Options will be granted upon exercise, subject to certain provisions, if the exercise price or the related tax obligation is paid using shares of National City Common owned by the optionee.

(2)	Options are Additional Options. Additional Options are granted at the market price of National City Common on the date the original option was exercised and become exercisable 6 months after the date of grant. They have a contractual term equal to the remaining term of the original option.

(3)	National City granted options including Additional Options representing 6,940,115 shares to employees during 2003.

(4)	In accordance with Securities and Exchange Commission rules, the Black-Scholes pricing model was used to estimate the grant date present value. The following table lists the assumptions used to calculate the grant date present value.

			Expected
		Expected	Dividend	Risk-Free	Expected
	Grant	Volatility	Yield	Interest	Life
	Date	(%)	(%)	Rate (%)	(years)

(a)	1/2/03	27.08	4.47	3.40	5.00
(b)	4/8/03	27.29	4.50	3.01	5.00
(c)	4/11/03	27.29	4.50	3.01	5.00
(d)	6/18/03	27.29	4.50	3.01	5.00
(e)	7/2/03	27.10	4.10	2.76	5.00
(f)	7/29/03	27.14	4.10	3.33	5.00
(g)	7/30/03	27.10	4.10	2.76	5.00
(h)	11/4/03	27.13	3.98	3.23	5.00
(i)	12/19/03	27.13	3.98	3.23	5.00

      The following table sets forth the stock options exercised by each of the named executive officers during the fiscal year ended December 31, 2003 and the value of all unexercised options held by the named executive officers as of December 31, 2003.

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR AND
FY-END OPTION/ SAR VALUES

				Value of
			Number of	Unexercised
			Securities Underlying	In-The-Money
			Unexercised	Options/SARs
			Options/SARs	at 12/31/03(2)
			at 12/31/03
	Shares			Exercisable/
	Acquired on	Value	Exercisable/	Unexercisable($)/($)
Name	Exercise(#)	Realized($)(1)	Unexercisable(#)/(#)

D.A. Daberko	133,328	1,470,536	2,291,301/563,870	13,715,227/1,127,805

R.G. Siefers	571,699	3,387,937	1,069,370/262,569	1,904,524/97,151

W.E. MacDonald III	164,890	1,863,024	806,485/325,000	3,776,735/670,750

P.E. Raskind	143,009	1,434,051	180,580/164,586	849,376/248,545

J.D. Kelly	63,755	773,423	496,935/100,000	2,093,002/201,500
J.L. Gorney	9,448	70,995	508,195/102,500	2,090,026/217,650

(1)	The “Value Realized” is equal to the difference between the option exercise price and the market price of National City Common on the date of exercise multiplied by the number of shares acquired.

(2)	The “Value of Unexercised In-The-Money Options/ SARs at 12/31/03” is equal to the difference between the option exercise price and National City Common’s closing price on December 31, 2003 of $33.94 multiplied by the number of shares that can be acquired by the respective option.

     The following table provides information on the awards of long-term incentive plan participation during the fiscal year ended December 31, 2003.

LONG-TERM INCENTIVE PLAN — AWARDS IN LAST FISCAL YEAR

		Performance	Estimated Future Payouts under Non-Stock
	Number of	or Other	Price-Based Plans(3)
	Shares, Units	Period Until
	or Other	Maturation or			Target		Maximum
Name	Rights(#)(1)	Payout(2)	Threshold($)		($)		($)

D.A. Daberko	N/A	December 31, 2006	300,000	(4)	500,000	(4)	1,000,000	(4)

			750,000	(5)	1,500,000	(5)	2,250,000	(5)

R.G. Siefers	N/A	December 31, 2006	0	(4)	0	(4)	0	(4)

			0	(5)	0	(5)	0	(5)

W.E. MacDonald III	N/A	December 31, 2006	161,283	(4)	268,804	(4)	537,609	(4)

			420,007	(5)	840,014	(5)	1,260,021	(5)

P.E. Raskind	N/A	December 31, 2006	87,093	(4)	145,154	(4)	290,309	(4)

			302,405	(5)	604,810	(5)	907,215	(5)

J.D. Kelly	N/A	December 31, 2006	82,254	(4)	137,090	(4)	274,181	(4)

			285,605	(5)	571,209	(5)	856,814	(5)

J.L. Gorney	N/A	December 31, 2006	77,416	(4)	129,026	(4)	258,052	(4)

			268,804	(5)	537,609	(5)	806,413	(5)

(1)	The Long-Term Plan grants cash awards based on a percentage of the individual’s average base pay. No shares or other rights are granted.

(2)	The Long-Term Plan is based on a three-year cycle starting January 1, 2004 and ending December 31, 2006. Messrs. Daberko, MacDonald, Raskind, Kelly and Gorney were each awarded the opportunity to participate in the next three-year cycle. Payouts occur only at the end of the cycle. Mr. Siefers will not participate in the Long-Term Plan due to his retirement.

(3)	The payout is based on National City’s total return to its stockholders over the three-year cycle as compared to the total return to stockholders of a peer group of comparable financial services companies. Payouts are made on a basis of a percentage of the average base pay for the three-year cycle for each participant. Base pay was assumed to increase at the rate of 4% per year for all executives except Mr. Daberko, whose base pay was assumed to remain constant, and that annual increases would occur on March 1 of each year of the Plan Cycle.

(4)	Represents threshold, target and maximum amounts as currently in effect. Awards will be rescinded, and replaced as stated in footnote (5) below, upon the approval of the National City Corporation Long-Term Cash and Equity Incentive Plan.

(5)	Represents threshold, target and maximum amounts that will be in effect upon the approval of the National City Corporation Long Term Cash and Equity Incentive Plan. These awards reflect the combination of opportunity currently available under the Long Term Incentive Plan and prior awards made in restricted stock or under the Retention Plan for Senior Officers under a consolidated performance based structure. Awards may be satisfied in cash, restricted stock, restricted stock units or a combination thereof.

     The value of benefits paid or furnished by National City in 2003 to the named executive officers, other than those included in the preceding tables, are less than the amounts required to be disclosed pursuant to the Securities and Exchange Act.

REPORT OF COMPENSATION AND ORGANIZATION COMMITTEE

      National City believes that its stockholders should be provided information about executive compensation that is easily understood and consistent with the Securities and Exchange Commission’s proxy disclosure rules on executive compensation.

      The information provided enables stockholders to understand executive officer compensation and its relationship to National City’s performance during 2003. National City welcomes stockholder comments or suggestions on whether the disclosure objectives have been met. Please send any comments to the Secretary, National City Corporation, 1900 East Ninth Street, Cleveland, Ohio 44114.

Compensation Philosophy

      National City’s compensation philosophy recognizes that employees are key to delivering the products and quality services that enable National City to be a premier provider of diversified financial services. Employee compensation opportunities are one tool National City uses to align employee performance with business objectives, pursuant to the following principles:

•	Focus on overall performance of the organization and achievement of business unit objectives;

•	Reward identifiable and measurable individual contributions, including the continuous development of current and future leadership;

•	Reinforce the link with stockholder value creation through appropriate use of employee equity ownership;

•	Design compensation opportunities to be externally competitive and internally equitable.

      These principles result in National City maintaining a diversified compensation platform that delivers rewards based on the achievement of planned results, motivates employees toward the achievement of individual, business unit, and corporate objectives, and broadly links employee rewards with stockholder outcomes.

Executive Compensation Principles

      Executive officers generally receive a compensation package that consists of base pay, annual bonus and long-term incentive with each element being structured to support National City’s compensation philosophy. In making executive compensation decisions, the Compensation Committee actively considers factors that address both performance in delivering annual results as well as broader contributions to the long-term competitiveness of the organization.

      Certain aspects of each compensation element are formed with regard to the practices of a peer group of comparable financial service companies (the “Peer Group”). The Compensation Committee regularly reviews the members of this group and selects those to be included. All of the National City Peer Group companies are included in the KBW50 Total Return Index.

      National City’s base pay offering is the foundation of the compensation package for executive officers. Base pay is generally maintained to be both consistent with the practices of the Peer Group, and to reflect the strategic importance of National City key executives. The base pay offering enables National City to attract and retain key executives.

      Annual bonus opportunities are generally established with respect to Peer Group practices, and annual awards are delivered in response to individual, business unit, and corporate financial achievements. Corporate financial targets are established with regard to stockholder interests, and reflect such components as earnings per share, growth in earnings per share and return on equity, with each component being measured either in absolute terms or in relative terms as compared to the Peer Group. The Compensation Committee establishes all financial metrics and the Peer Group.

      Long-term incentive opportunities for executive officers consist of both cash-based and equity-based awards. Cash-based opportunities are provided to those executives whose services are critical to National City’s overall business results. Long-term awards are provided to encourage executive retention and motivation and are paid in response to National City’s long-term corporate objectives such as relative stockholder return over a rolling three-

year period and leadership development. The Compensation Committee establishes the Peer Group companies used for making relative comparisons.

      Equity-based long-term awards are used to link a significant portion of each executive officer’s compensation opportunity to the value realized by National City stockholders. National City uses stock options and restricted stock as the primary delivery devices for equity-based awards. Options are granted with an exercise price of not less than the fair market value of National City Common on the grant date. The number of shares granted to each executive officer is determined with respect to Peer Group practices, general trends in the financial services industry, and with regard to National City’s strategic priorities. Executives only receive value under these awards if the fair market value of National City Common increases. National City maintains a policy of not repricing options. Restricted stock awards are used either to attract and retain key executives, or as a distribution vehicle for executive officer annual bonuses. Delivering bonuses in restricted stock promotes stability of results and encourages the ongoing creation and maintenance of stockholder value.

      National City believes that it is in the best interest of stockholders to retain as much flexibility as possible, now and in the future, with respect to the design and administration of the compensation plans that determine cash-based and equity-based compensation for executive officers. National City does, however, recognize the constraints imposed on this flexibility by Section 162(m) of the Internal Revenue Code, which disallows a tax deduction for non-exempted compensation in excess of $1,000,000 to key executives. National City’s compensation plans are currently structured to minimize the non-exempted compensation in excess of the limitation for deduction by National City established by Section 162(m). In the event that the limitation is exceeded, the Compensation Committee determines whether the compensation in excess of the limitation will be paid in cash or deferred until a later time.

      National City maintains stock ownership guidelines for executive officers. These guidelines are maintained in order to strengthen the link between long-term corporate performance and executive rewards.

      Individual stock ownership targets were first established in 1996 and were recalibrated in 2003. They are based on a multiple of the executive’s base salary mid-range and recent stock price. The guidelines are applicable to executives participating in the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers and select other executive officers of National City or its major subsidiaries. Ownership guidelines are currently in place for 71 executives. The current ownership guidelines as of December 31, 2003 for the named executive officers and their current holdings are as follows:

Stock Ownership Guidelines for the Named Executive Officers

Shares
	Guidelines		Owned

David A. Daberko	200,000 shares		761,382 shares
Robert G. Siefers	N/A	*	329,289 shares
William E. MacDonald III	75,000 shares		331,700 shares
Peter E. Raskind	75,000 shares		152,442 shares
Jeffrey D. Kelly	75,000 shares		148,183 shares
Jon L. Gorney	75,000 shares		195,066 shares

*The Stock Ownership Guidelines for Robert G. Siefers as of December 31, 2003 do not apply due to his retirement.

     The executives have three years from the date they become subject to the stock ownership guidelines to meet the guidelines. Both direct and indirect forms of ownership are recognized in achieving the guidelines. Direct ownership will be in the form of shares of National City Common owned. Indirect ownership includes deferred compensation invested in National City Common share equivalents, restricted stock and 401(k) funds invested in the National City Corporation Common Stock Fund. For the fiscal year ended December 31, 2003, each named executive officer significantly exceeded his stock ownership guideline.

      National City’s executive compensation principles support a diverse compensation platform which motivates employees toward the achievement of individual, business unit, and corporate objectives; delivers rewards based on the achievement of planned results; and broadly links employee rewards with stockholder outcomes.

Compensation Committee’s Review of Chief Executive Officer’s Compensation

      Mr. Daberko, National City’s Chairman and Chief Executive Officer, has 35 years of service with National City Corporation. He has served as Chairman and Chief Executive Officer since July 1995 when he was promoted from President and Chief Operating Officer. For 2003, Mr. Daberko’s total compensation was $4,835,768. This figure represents an increase of 20% from the compensation level paid to Mr. Daberko for 2002.

      The compensation package offered to Mr. Daberko is structured and delivered according to National City’s executive compensation principles. For 2003, this package consists of base pay, annual bonus, tax reimbursements, long-term cash-based incentives, and long-term equity-based incentives.

      Mr. Daberko did not receive a salary increase in 2003.

      For services rendered in 2003, Mr. Daberko received an annual bonus award of $3,014,007 of which $1,793,970 will be paid in the form of restricted stock. The aggregate award represents a $879,187 or 41% increase from the annual bonus awarded to Mr. Daberko for services rendered during 2002. The 2003 annual bonus was based on select financial results for National City during 2003, including but not limited to absolute earnings per share, return on equity and growth in earnings per share. The annual bonus awarded to Mr. Daberko for 2003 was paid in response to National City’s aggregate revenue and earnings per share accomplishments and relative financial performance as compared to a Peer Group of comparable financial services companies. Peer Group Companies were selected in advance by the Compensation Committee.

      Mr. Daberko received a cash-based award under National City’s Long-Term Incentive Plan during 2003. This award was paid in response to National City’s total stockholder return over the three-year period as compared to the total stockholder return for each company in a Peer Group of comparable financial services companies as selected by the Compensation Committee prior to the start of the three-year period. Based on this measure for the three-year period commencing January 2001 and ending December 2003, Mr. Daberko received an award of $780,000 for National City’s final rating of fifth place.

      Mr. Daberko also received equity-based long-term awards under National City’s stock option program. For 2003, Mr. Daberko received options to purchase 350,000 shares of National City Common with an exercise price of $33.83 per share (the market price per share of National City Common on the day of grant). This award was formulated with regard to practices of a Peer Group of comparable financial services companies and was made in order to continue to link a significant portion of Mr. Daberko’s total compensation opportunity to stockholder returns. The Compensation Committee did not consider the number of options held by Mr. Daberko in making this award, except for ensuring that the option plan limits were not exceeded. In addition, Mr. Daberko received Additional Options during 2003 by surrendering previously owned shares of National City Common to exercise stock options with the Additional Option feature. These Additional Options have an exercise price equal to the market price at the time of the exercise of the original award.

      National City posted record revenue and earnings per share in 2003 with net income of $2.1 billion, or $3.43 per diluted share. These financial results were driven primarily through the mortgage related and consumer lending businesses. Other activities were undertaken to strengthen the balance sheet, improve credit quality, and continue the development of the management team. All of these activities, along with significant expansion into other market areas as demonstrated in St. Louis and Chicago bode well for strong fundamental performance going forward. The compensation paid to Mr. Daberko during 2003 reflected these results.

Compensation and Organization Committee

Duane E. Collins, Chairman
John W. Brown
Christopher M. Connor
Joseph T. Gorman
Paul A. Ormond
Gerald L. Shaheen

February 23, 2004

Stockholder Return Performance

      Set forth below is a line graph comparing the five-year cumulative total return of National City Common, based on an initial investment of $100 on December 31, 1998 and assuming reinvestment of dividends, with that of the Standard & Poor’s 500 Index (the “S&P 500”) and the KBW50 Index (the “KBW50”). The KBW50 is a market-capitalization-weighted bank stock index developed and published by Keefe, Bruyette & Woods, Inc., a nationally recognized brokerage and investment banking firm specializing in bank stocks. The index is composed of fifty of the nation’s largest banking companies.

FIVE-YEAR CUMULATIVE TOTAL RETURN

12/98 - 12/03
National City vs. S&P 500 and KBW50

	1998	1999	2000	2001	2002	2003

National City	100.00	67.82	86.79	91.84	89.32	115.54

S&P 500	100.00	121.02	109.99	96.98	75.60	97.24

KBW50	100.00	96.53	115.89	111.12	103.29	138.38

Equity Compensation Plan Information as of December 31, 2003

      The following table provides information on all existing Stock Option Plans and Restricted Stock Plans as of December 31, 2003.

	Number of securities		Number of securities
	to be issued upon	Weighted-average	remaining available
	exercise of	exercise price of	for future issuance
	outstanding options,	outstanding	under equity
	warrants and	options, warrants	compensation
Plan Category	rights(#)	and rights($)	plans(#)(3)

Equity compensation plans approved by stockholders(1)	54,126,883	28.66	16,240,499
Equity compensation plans not approved by stockholders(2)	506,000	14.69	0
Total	54,632,883	28.52	16,240,499

(1)	Includes all outstanding National City Stock Option Plans and National City Restricted Stock Plans and additional plans that were assumed in various acquisitions, including the Central Indiana Bancorp Option Plan, the Integra Financial Corporation Employee Stock Option Plan, the Integra Financial Corporation Non-Employee Directors Stock Option Plan, the First of America Corporation 1987 Stock Option Plan and the First of America Bank Corporation Directors Stock Compensation Plan. As of December 31, 2003, outstanding options related to these acquired plans totaled 710,692 with a weighted-average exercise price per share of $17.05. The options in these additional plans were exercisable as of December 31, 2003.

(2)	In 1995, in commemoration of its 150th anniversary, National City granted a total of 5.6 million options to purchase shares of National City Common, at the market price of National City Common on the grant date, to all eligible employees. The options became exercisable to the extent of 33% per year beginning two years from the grant date. As of December 31, 2003, all of these options were exercisable.

(3)	If the National City Corporation Long-Term Cash and Equity Incentive Plan is approved, the remaining shares available under the current equity compensation plans will be cancelled, except with respect to additional options that National City is contractually obligated to issue.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees National City’s financial reporting process on behalf of the board of directors. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in National City’s Annual Report on Form 10-K with management, which included a discussion of the selection of appropriate accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the fair presentation of National City’s audited financial statements in accordance with generally accepted accounting principles, its judgment as to National City’s selection of appropriate accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditor the auditor’s independence from management and National City, including the matters contained in the auditor’s written report required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

      The Audit Committee discussed with National City’s internal and independent auditor the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditor, with and without management present, to discuss the results of their examinations, their evaluations of National City’s internal controls, and the overall quality of National City’s financial reporting.

      The Audit Committee has recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in National City’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has retained Ernst & Young LLP as National City’s independent auditor for 2004.

James S. Broadhurst, Chairman

Jon E. Barfield
Daniel E. Evans
Robert A. Paul
Jerome F. Tatar

January 29, 2004

Independent Auditor

Audit Fees

      The aggregate fees billed by Ernst & Young LLP for the annual audit of National City’s consolidated financial statements for the fiscal years ended December 31, 2002 and 2003, the reviews of the quarterly reports on Form 10-Q for the same fiscal years and statutory and regulatory filings were $3.1 million for 2002 and $3.8 million for 2003.

Audit-Related Fees

      The aggregate fees billed by Ernst & Young LLP for audit-related services for the fiscal years ended December 31, 2002 and 2003 were $0.7 million for 2002 and $0.8 million for 2003. Audit-related fees are comprised primarily of audits of benefit plans and various third-party reports.

Tax Fees

      The aggregate fees billed by Ernst & Young LLP for tax related services for the fiscal years ended December 31, 2002 and 2003 were $2.8 million for 2002 and $1.5 million for 2003. Tax related services are comprised primarily of tax compliance services and assistance with tax audits and appeals.

All Other Fees

      There were no fees billed by Ernst & Young LLP for other services not described above for the fiscal years ended December 31, 2002 and 2003.

      The Audit Committee’s pre-approval policies and procedures are described in the “National City Corporation Corporate Audit Committee Procedures Regarding Audit and Non-Audit Services Provided by the Independent Auditor” attached to this Proxy Statement as Exhibit B. In 2003, all of the services described above were pre-approved by the Audit Committee.

Description of National City’s Compensation and Benefit Plans

      Savings Plan. The National City Savings and Investment Plan (the “Savings Plan”) is a qualified salary reduction and profit-sharing plan within the meaning of Section 401(k) of the Internal Revenue Code. Under the Savings Plan as amended, all eligible employees (generally, an eligible employee is one who has completed one month of continuous service and is 21 years of age or older) of National City and its adopting subsidiaries may participate in the Savings Plan by directing their employers to make Before-Tax Contributions (as defined in the Savings Plan) to the Savings Plan Trust (the “Trust”) for their accounts and to reduce their compensation by an equal amount. Subject to certain exceptions, contributions may be directed in any whole percentage between 1% and 20% of the employee’s base compensation and certain variable pay including overtime pay, bonuses, commissions, incentive compensation and other forms of special compensation paid in cash. Participants who have completed one year of continuous service shall also be eligible to receive Matching Employer Contributions on the basis of their Before-Tax Contributions made after that date as described herein. The employers make contributions to the Trust (“Regular Matching Employer Contributions”) in an amount equal to the Regular Matching Employer Contribution percentage then in effect (the Regular Matching Employer Contribution percentage is currently an amount equal to 115% of the first 6% of such an employee’s pay contributed as a Before-Tax Contribution).

      Amounts contributed to the Savings Plan may be invested in certain investment choices. The portion of the Savings Plan invested in the National City Corporation Common Stock investment fund thereunder constitutes an Employee Stock Ownership Plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code. Before-Tax Contributions and Matching Employer Contributions are fully vested at all times.

      Executive Savings Plan. Effective January 1, 2004, National City adopted the amended and restated National City Executive Savings Plan (the “Executive Savings Plan”), in the form of a non-qualified salary reduction profit-sharing plan, similar to the Savings Plan. The purpose of the Executive Savings Plan is to supplement the Savings Plan with respect to employee elective deferrals. The Executive Savings Plan is substantially similar to the Savings Plan as to amounts of employee Before-Tax Contributions and Matching Employer Contributions; provided, however that for 2003 Matching Employer Contributions under the Executive Savings Plan are limited to $6,900. For 2004, the Executive Savings Plan was modified so as to eliminate Matching Employer Contributions. Furthermore, in 2004, deferrals into the Executive Savings Plan will be concurrent with, rather than in excess of, a participant’s deferrals into the Savings Plan.

      Participants in the Executive Savings Plan are limited to those key officers of National City or its subsidiaries who may be designated from time to time by the Compensation Committee. The benefits of the Executive Savings Plan are without regard to any limitation imposed by the Internal Revenue Code, or any other applicable law limiting the amount payable under a qualified plan (such as the Savings Plan), and represent unfunded general obligations of National City. Portions of such benefits are subject to certain provisions for forfeiture as set forth in the Executive Savings Plan.

      Directors of National City or its subsidiaries who are not also employees of National City or its subsidiaries are not eligible to participate in the Savings Plan or the Executive Savings Plan.

      Long-Term Plan. The National City Corporation Long-Term Incentive Compensation Plan (the “Long-Term Plan”) focuses upon providing superior returns to stockholders of National City and measures National City’s total return to its stockholders against the total returns to stockholders of a peer group of banking companies. The measurement of total return includes dividends paid plus changes in the market value of National City Common Stock. The measurement over a three-year period is intended to focus on the long-term performance of National City linking senior management’s compensation to the total stockholder return during the period.

      The Long-Term Plan is administered by the Compensation Committee. Each year begins a new three-year cycle. The awards can range up to 100% of an individual participant’s average annual base salary during the cycle for the chief executive officer of National City and up to a lesser percentage for other senior executive officers selected to participate under the Long-Term Plan. The amount of the award earned is dependent upon the total stockholder return during the cycle in comparison with the total stockholder return of the Peer Group. The Peer Group is established prior to the beginning of the cycle by the Compensation Committee. All of the banking companies in the Peer Group at this time are included in the KBW50 used in the performance chart appearing under the caption “Stockholder Return Performance.”

      Amounts awarded under the Long-Term Plan are paid in cash. Awards may be deferred pursuant to the National City Corporation Deferred Compensation Plan.

      In the event of a change in control of National City, the Long-Term Plan provides that all the performance cycles shall terminate. The Long-Term Plan provides that if such change in control occurs, then each of the three- year performance cycles then existing shall terminate as of the date of change in control, National City’s total stockholder return during each of the abbreviated performance cycles shall be deemed to have reached that level at which the participant in the Long-Term Plan would be entitled to be awarded his or her maximum award, and the award for each cycle shall be apportioned based upon the number of full months from the beginning of the performance cycle to the premature cycle termination date divided by 36.

      Directors of National City or its subsidiaries who are not also employees of National City or its subsidiaries are not eligible to participate in the Long-Term Plan.

      Management Incentive Plan for Senior Officers. The National City Corporation Management Incentive Plan for Senior Officers (the “Management Incentive Plan”) focuses on both annual goals achieved by individual participants and the annual operating results achieved by National City. Under the Management Incentive Plan, each calendar year is a separate “plan cycle”. Participants who are senior officers of National City are selected by the Compensation Committee prior to the commencement of each plan cycle. All other participants for a plan cycle are selected by National City’s chief executive officer.

      The Management Incentive Plan, which is administered by the Compensation Committee, allows for the granting of two types of awards: Individual Awards and Corporate Awards. Individual Awards may be granted to a participant based upon the participant’s individual contribution and business unit performance during the plan cycle. No participant who is, during a plan cycle, the chief executive officer of National City or one of National City’s other named executive officers for that plan cycle may be paid an Individual Award for that plan cycle. Individual Awards are determined by comparing actual individual and business unit achievements during a plan cycle to established objectives for that plan cycle.

      Corporate Awards, which may be granted to any participant, are based upon National City’s performance with respect to key financial indices, the identity and relative weight of which are determined by the Compensation Committee. The performance may be relative to pre-established goals, the performance of a peer group established by the Compensation Committee, or any other objective standard established by the Compensation Committee. The key financial indices will consist of a variety of financial ratios and objective non-financial criteria that are frequently used by financial corporations to measure profitability and overall operating performance. The particular indices to be used for a given plan cycle and the relative weight to be given to each of the indices are determined by the Compensation Committee. The Compensation Committee may in its discretion reduce the Corporate Award payable to any participant notwithstanding the attainment of any performance goal.

      Amounts awarded under the Management Incentive Plan may be in cash, in restricted stock or restricted stock units (as hereinafter described under the caption “Restricted Stock Plans”) or in a combination thereof. Awards may be deferred pursuant to the National City Corporation Deferred Compensation Plan and are subject to the gains or losses on those investments.

      In the event of a change in control, the Management Incentive Plan provides that each participant will be paid at the effective time of the change in control the maximum benefit the participant is entitled to receive under the Management Incentive Plan.

      Directors of National City or its subsidiaries who are not also employees of National City or its subsidiaries are not eligible to participate in the Management Incentive Plan.

      Retention Plan for Executive Officers. The purpose of the Retention Plan for Executive Officers (the “Retention Plan”) was to focus on management succession, management retention and bridging competitive market place shortfalls. Plan awards build loyalty to National City by providing an incentive to those key executives who are primarily responsible for National City’s profitability and success.

      The Retention Plan is administered by the Compensation Committee and serves as a non-qualified plan providing deferred compensation. Participation in the Retention Plan was limited to those senior officers of National City who, by nature and scope of their positions were materially responsible for the management, growth, and overall success of National City as determined by the Compensation Committee.

      Participation in the Retention Plan was determined by the Compensation Committee prior to the period of time during which a participant rendered services in order to become vested in his or her award. No Retention Plan Awards have been made since February 26, 2001 and no new Retention Plan Awards will be made in the future. Each performance period and vesting period was established by the Compensation Committee in connection with the grant of each award pursuant to the Retention Plan.

      The amount of incentive compensation that will be awarded to a participant is expressed as a dollar amount and vests based upon the vesting schedule established by the Compensation Committee when granted, if not vested earlier by another vesting event. Unless a valid election to receive an award in cash or restricted stock upon vesting is made, the vested amount shall be deferred until termination of employment.

      Amounts awarded under the Retention Plan are not funded, but simply remain contractual liabilities of National City and are subject to payment upon the participant’s termination of employment with National City and its subsidiaries.

      Each participant’s account is credited as of the last day of each calendar year with an investment credit. The investment credit is determined by multiplying the annual yield on a 10-year constant maturity U.S. Treasury Security, as published in the Federal Reserve Statistical Release, for the last active trading day in the calendar year times the average daily balance in the participant’s account for that year. In the event that the security or publication becomes unavailable, the Compensation Committee will have the discretion to select a comparable reference for purposes of determining the investment credit.

      Upon a change in control, all accumulated awards will become 100% vested. Award payments will not be accelerated following a change in control unless the Compensation Committee acts to have the accumulated awards paid during the first February following the effective date of the change in control.

      Directors of National City or its subsidiaries who are not also employees of National City or its subsidiaries are not eligible to participate in the Retention Plan.

      Stock Option Plans. National City has in effect the 1989 Stock Option Plan, as amended and restated, the 1993 Stock Option Plan, as amended and restated, the 1997 Stock Option Plan, as amended and restated, and the 2001 Stock Option Plan, as amended and restated (the “Stock Option Plans”). Each of the Stock Option Plans has substantially similar provisions and generally provides for the granting of options to purchase shares of National City Common, the options being either non-qualified options or options that are intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code. Under the Stock Option Plans, no options may be granted at less than 100% of the market value of National City Common on the date of the grant of the option. Stock option awards are based on current individual performance. Previous awards are not considered except for assuring that plan maximums are not exceeded.

      Directors of National City or its subsidiaries who are not also employees of National City or its subsidiaries are not eligible to receive options under the Stock Option Plans.

      Restricted Stock Plans. National City has in effect the Amended and Second Restated 1991 Restricted Stock Plan (the “1991 Restricted Stock Plan”), the 1997 Restricted Stock Plan, as amended and restated (the “1997 Restricted Stock Plan”) and the 2002 Restricted Stock Plan, together the “Restricted Stock Plans”. Each of the Restricted Stock Plans has substantially similar provisions. The purpose of the Restricted Stock Plans is to provide alternative means of compensation and to promote the long-term profitability and success of National City by providing equity interests and equity-based incentives in National City to key employees and members of the board of directors of National City.

      The Restricted Stock Plans are administered by the Compensation Committee. Generally, the Restricted Stock Plans provide for the granting of shares of restricted National City Common (“Restricted Stock”) to a recipient and restricting that recipient’s rights to transfer the shares for a specific period of time. During that restricted period, those shares are subject to substantial risk of forfeiture. To the extent the recipient forfeits his interest in the Restricted Stock, he or she will have no rights in the Restricted Stock forfeited.

      Since April 22, 2001 no new shares of Restricted Stock are eligible to be awarded pursuant to the 1991 Restricted Stock Plan. Under the Restricted Stock Plans, awards of Restricted Stock may be made to any regular employee of National City (including employees who are members of the board of directors) or any of its subsidiaries and to the directors of National City who are not employees of National City or its subsidiaries (“Director Awards”).

      Other than directors who also are officers of National City, each individual who is first elected or appointed to the board of directors will be awarded 2,000 shares of Restricted Stock subject to transfer restrictions. In addition, each director who is reelected or reappointed as a director of National City will be awarded 1,200 shares of Restricted Stock. The restrictions on the Director Awards do not expire until the earlier of the individual director’s death, disability, or nine months after the date of the award.

      Each of the Restricted Stock Plans provides that upon a change in control of National City (as defined in the Restricted Stock Plan), all restrictions thereunder will lapse and be of no further force or effect and that National

City shall cause all outstanding Restricted Stock held under the Restricted Stock Plans to be exchanged for shares of National City Common free of any such restrictions.

      Deferred Compensation Plan. The National City Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) is a plan through which amounts awarded under certain other executive compensation programs may be deferred on an unfunded basis. Participants in the Deferred Compensation Plan are limited to those key officers of National City and its subsidiaries who may be designated from time to time by the Compensation Committee. Amounts deferred pursuant to the terms of the Deferred Compensation Plan are credited to accounts and are considered as invested as directed by the participant from time to time in funds established under the Deferred Compensation Plan. Such amounts and any gains or losses represent unfunded general obligations of National City. Directors of National City or its subsidiaries who are not also employees of National City or its subsidiaries are not eligible to participate in the Deferred Compensation Plan.

      Agreements Not to Compete. Mr. Daberko and Mr. MacDonald have entered into agreements not to compete with National City. Pursuant to these agreements Mr. Daberko and Mr. MacDonald have agreed not to compete with National City for a period of eighteen months following the termination of their employment. As compensation for these non-compete agreements each of Mr. Daberko and Mr. MacDonald will be paid at the end of their non-compete period a sum equal to 50% of their respective highest total compensation earned during any of the last five full calendar years each of them was employed by National City. Total compensation includes base pay, the total award for the individual earned pursuant to the Management Incentive Plan and any amounts awarded the individual for a plan cycle ending in such calendar year pursuant to the Long Term Plan.

      Severance and Employment Agreements. National City recognizes that, as is the case at most companies, the possibility of a change in control exists. Accordingly, National City desires to assure itself of both present and future continuity of management and wishes to ensure that its senior executive officers and other key employees (“Executives”) continue to remain in the employ of National City by entering into severance pay agreements with certain Executives of National City. The severance agreements were entered into upon the recommendation of the Compensation Committee and the forms of the agreement were approved by the board of directors. The agreements become immediately operative upon a change in control.

      The severance agreements provide that upon termination of employment with National City, a subsidiary, or a successor to National City within three years following a change in control, unless the termination is because of death, permanent disability, or cause, the Executive will be entitled to severance compensation. The severance agreements also provide that following a change in control, the Executive may terminate his own employment under certain circumstances with National City or a subsidiary with the right to severance compensation during the period commencing with the occurrence of the change in control and continuing until the earliest of (i) the third anniversary of the occurrence of the change in control, (ii) death, or (iii) attainment of age 65 and upon the occurrence of one or more certain additional events. For 21 Executives, the severance agreements also provide that in the event of a change in control, the Executive may terminate his employment with National City or any subsidiary for any reason during the thirty-day period immediately following the first anniversary of the first occurrence of a change in control without cause with the right to severance compensation.

      The severance compensation will be a lump-sum payment in an amount equal to three times the sum of (i) base pay at the highest rate in effect for any period prior to the termination date plus (ii) incentive pay in an amount equal to not less than the highest aggregate annual bonus, incentive, or other payments of cash compensation made or to be made in regard to services rendered in any calendar year during the three calendar years immediately preceding the year in which the change in control occurs. For thirty-six months following the termination, National City will arrange to provide the Executive with employee benefits that are welfare benefits substantially similar to those which the Executive was receiving or was entitled to receive immediately prior to the termination date and such thirty-six month period will be considered service with National City for the purpose of determining service credits and benefits due and payable under National City’s various retirement benefit plans.

      National City has agreed to bear the expense of any and all legal fees incurred by any Executive associated with the interpretation, enforcement, or defense of his rights under the severance agreements. All of the named executive officers in the Summary Compensation Table, excluding Mr. Siefers, are parties to these agreements. Mr. Siefers agreement terminated upon his retirement.

      Retirement Plans. The National City Non-Contributory Retirement Plan (the “Retirement Plan”) is a qualified, non-contributory defined benefit plan, and the pension trust is tax exempt under the Internal Revenue Code. The Retirement Plan presently covers substantially all regular employees of National City and those subsidiaries of National City that have adopted the Retirement Plan when such employees have completed 1,000 hours of service in a 12-month period (normally the first 12 months of employment), provided they have attained age 21.

      Under the Retirement Plan’s cash balance formula, participants receive monthly pay credits to their cash balance accounts. The pay credits are equal to a percentage (between 3% and 8%) of the participant’s earnings, depending upon the participant’s age and years of service. Under the cash balance formula, a participant’s earnings are defined to mean generally all non-deferred compensation paid to such participant including overtime and commissions. Participants also receive monthly interest credits to their cash balance accounts. The rate at which interest is credited is based upon the annual yield of a 30-year U.S. Treasury security for September of the preceding year.

      Generally upon reaching the normal retirement age of 65, with five or more years of vesting service, a participant in the Retirement Plan is entitled to receive, monthly for life, a basic benefit (less certain deductions specified in the Retirement Plan). This basic benefit is determined by converting the participant’s cash balance account to an equivalent monthly annuity amount.

      A participant may retire at any time after age 55 with 10 or more years of vesting service. The early retirement benefit is calculated in the same manner as the retirement benefit and is based upon the value of the participant’s cash balance account at the date such early retirement benefit commences.

      Certain participants who were participants in the Retirement Plan prior to January 1, 1999, or who were participants in another retirement plan, which was merged into the Retirement Plan, may be entitled to certain additional or transitional benefits as specified in the Retirement Plan.

      The Internal Revenue Code places limits on the amount of annual benefits which may be paid to any participant by the pension trust of the Retirement Plan.

      National City adopted a supplemental cash balance retirement plan (“Supplemental Cash Balance Plan”) for those key officers of National City or its affiliates who may be designated from time to time by the Compensation Committee. The Supplemental Cash Balance Plan is to supplement the Retirement Plan with respect to an individual’s earnings which, by reason of the annual maximum limit on compensation or the limit of annual benefits payable under the Internal Revenue Code, would not be recognized under the Retirement Plan. The Supplemental Cash Balance Plan is substantially similar to the Retirement Plan as to the formula for calculating pay credits and interest credits thereunder.

      In the event of a change in control of National City, the Supplemental Cash Balance Plan provides for the vesting of all accrued benefits. Benefits under the Supplemental Cash Balance Plan are paid from the general revenues of National City and have no effect on the existing pension trust fund. Such benefits are subject to certain provisions for forfeiture as set forth in the Supplemental Cash Balance Plan.

      National City also maintains a supplemental retirement plan (“Supplemental Plan”) to supplement the pension payments under the Retirement Plan for those certain senior officers of National City and its subsidiaries who may be designated from time to time by the Compensation Committee. Individuals may not participate in both the Supplemental Cash Balance Plan and the Supplemental Plan. Payments under the Supplemental Plan are paid from the general revenues of National City and have no effect on the existing pension trust fund.

PENSION PLAN TABLE

	Years of Service

Remuneration	10 Years	15 Years	20 Years	25 Years	30 Years	35 Years

$25,000	$3,125	4,688	$6,250	$7,813	$9,375	$10,938
50,000	6,500	9,750	13,000	16,250	19,500	22,750
100,000	15,250	22,875	30,500	38,125	45,750	53,375
200,000	32,750	49,125	65,500	81,875	98,250	114,625
400,000	67,750	101,625	135,500	169,375	203,250	237,125
600,000	102,750	154,125	205,500	256,875	308,250	359,625
800,000	137,750	206,625	275,500	344,375	413,250	482,125
1,000,000	172,750	259,125	345,500	431,875	518,250	604,625
2,000,000	347,750	521,625	695,500	869,375	1,043,250	1,217,125
3,000,000	522,750	784,125	1,045,500	1,306,875	1,568,250	1,829,625
4,000,000	697,750	1,046,625	1,395,500	1,744,375	2,093,250	2,422,125

Retirement benefits in excess of those provided under the qualified Retirement Plan are paid to those officers who are participating through a nonqualified Supplemental Plan.

     The Supplemental Plan’s purpose is to augment an individual’s retirement income. Under the Supplemental Plan formula in effect prior to July 1, 2002, upon reaching normal retirement age of 65, each participant in the Supplemental Plan was entitled to receive monthly for life a basic benefit (less certain deductions specified in the plan) based upon the sum of (1) the average of the participant’s highest 60 consecutive months of base compensation earned during the last 120 months of active employment plus (2) the average of the participant’s 5 highest awards received under the Management Incentive Plan during the last 10 years of active employment preceding retirement (together “Final Average Earnings”), without regard to the limits on compensation or annual benefits payable under the Internal Revenue Code. The annual basic benefit was equal to the sum of (a) 1 1/4% times the employee’s Final Average Earnings not in excess of “Covered Compensation”, plus (b) 1 3/4% times the employee’s Final Average Earnings in excess of “Covered Compensation”, and such sum multiplied by the number of years of benefit service, but not more than 35 years. “Covered Compensation”, which is computed pursuant to government regulations, generally is based upon the average of the wage base covered by Social Security during an employee’s assumed 35-year work experience.

      The Supplemental Plan was amended and restated effective July 1, 2002 to be substantially similar to the Retirement Plan as to the formula for calculating pay credits and interest credits thereunder, but without regard to the limits on compensation or annual benefits payable under the Internal Revenue Code. A minimum benefit is established under the Supplemental Plan for Participants who were in the Supplemental Plan immediately preceding July 1, 2002 (“Prior Plan”). The minimum benefit equals the benefit under the Prior Plan; provided, however, that for purposes of calculating the minimum benefit, Final Average Earnings shall be capped at an amount equal to the sum of the Participant’s base pay for 2001 plus his Award under the Management Incentive Plan payable in 2002. Participants who were in the Prior Plan, but had not attained age 55 as of July 1, 2002 are eligible for transitional pay credits equal to 9%. These credits are in lieu of any transitional pay credits otherwise applicable under the Retirement Plan.

      Participants in the Prior Plan were credited with an opening account balance. The opening account balance was based on the Participant’s accrued benefit under the Prior Plan as of July 1, 2002, calculated using the vesting service as of July 1, 2002 (or projected to age 55, if greater) and a benefit commencement age of 62 (or current age, if greater). The estimated total annual benefits, as determined under the Supplemental Plan’s cash balance formula, payable upon retirement at age 65 for the chief executive officer of National City and each of the five other named executive officers in the Summary Compensation Table are as follows: David A. Daberko $1,720,512, William E. MacDonald III $747,660, Peter E. Raskind $655,620, Jeffrey D. Kelly $728,532 and Jon L. Gorney $685,476 and Robert G. Siefers $1,057,632. Estimated benefits have been projected assuming (a) 3% annual salary increases, (b) future annual bonuses equal to the participant’s target level, and (c) an interest crediting rate of 5.14%. Supplemental Plan benefits are reduced by amounts payable under the Retirement Plan plus amounts payable under any corporate program which is deemed to be another offset program to the Supplemental Plan, as determined by the Compensation Committee. Robert G. Siefers retired on December 23, 2003 and was paid the benefits due to him under the terms of the Supplemental Plan.

      Participants in the Prior Plan will receive the greater of the cash balance benefit or the minimum benefit defined by the Supplemental Plan. Mr. Daberko, Mr. MacDonald, Mr. Raskind, Mr. Kelly and Mr. Gorney may be entitled to benefits under the minimum benefit formula. The table above shows the estimated annual benefits payable under the minimum benefit formula.

      Vesting occurs at age 55 and benefits are payable upon retirement or death. The Supplemental Plan also provides supplemental disability benefits. The annual supplemental disability benefit is equal to 60% of the participant’s base pay at the time of the disability less designated offsets.

      In the event of a change in control of National City, the Supplemental Plan provides for the vesting of all accrued benefits. Benefits under the Supplemental Plan are paid from general revenues of National City and have no effect on the existing pension trust fund.

      Assuming retirement at age 65 under the Retirement Plan, the number of years of benefit service under the Supplemental Plan for the chief executive officer of National City and each of the five other named executive officers in the Summary Compensation Table would be: David A. Daberko, 35 years, William E. MacDonald III, 35 years, Peter E. Raskind, 21 years, Jeffrey D. Kelly, 35 years, and Jon L. Gorney, 35 years.

      Grantor Trust. A trust has been established to hold assets in the case of a change in control for the payment of benefits for unfunded deferred compensation for executives under the Management Incentive Plan, the Long-Term Plan, the Supplemental Plan, the Executive Savings Plan, and certain life insurance agreements.

Stockholder Proposals

      Under the Securities and Exchange Commission rules, holders of National City Common who wish to make a proposal to be included in National City’s Proxy Statement and Proxy for National City’s 2005 Annual Meeting of Stockholders must cause such proposal to be received by National City at its principal office not later than November 11, 2004. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal, the number of shares of National City Common owned, and the dates those shares were acquired by the stockholder. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. The proponent should also state his or her intention to continue to hold the securities through the date of the 2005 Annual Meeting of Stockholders and appear at National City’s 2005 Annual Meeting, either in person or by representative, to present the proposal. The proxy rules of the Securities and Exchange Commission govern the content and form of stockholder proposals and the minimum stockholding requirement. All proposals must be a proper subject for action at National City’s 2005 Annual Meeting.

      Additionally, if properly requested, a stockholder may submit a proposal for consideration at the 2005 Annual Meeting of Stockholders, but not for inclusion in National City’s Proxy Statement and Proxy for the 2005 Annual Meeting of Stockholders. Under National City’s First Restatement of By-Laws, as amended, for business to be properly requested to be brought before an annual meeting of stockholders, the Secretary of National City must receive from the stockholder a notice in writing of such request not less than 60 days prior to the annual meeting. In addition, the stockholder must be a stockholder of record of National City at the time of giving such notice and be entitled to vote at such annual meeting. National City’s 2005 Annual Meeting of Stockholders, unless changed, is scheduled to be held April 26, 2005, in Cleveland, Ohio, and 60 days prior to that date is February 25, 2005. A copy of the By-Laws may be obtained from the Secretary of National City at the address on the first page of this Proxy Statement.

Certain Relationships and Related Transactions

      Certain of National City’s directors, director nominees and executive officers, and their associates, were customers of or had various transactions with National City and its subsidiaries in the ordinary course of business during 2003 and to date during 2004. These transactions cover a wide range of banking and trust services, both personal and corporate. Without exception, all services were provided to the directors, director nominees and executive officers, and their associates, at market rates consistent with published fee schedules. Similar additional transactions may be expected to take place in the ordinary course of business in the future. Although various laws and regulations governing National City and its subsidiaries allow National City and its subsidiaries to make loans to a limited extent to its executive officers, all loans and loan commitments and sales of commercial paper involving executive officers, directors or their affiliates were made on substantially the same terms, including interest rates and collateral, as those prevailing at that time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or other unfavorable features.

Voting

      A quorum of a majority of the issued and outstanding National City Common is required for the transaction of business by stockholders at the Annual Meeting. The election of directors requires a plurality of the votes of the shares present in person or represented by proxy and entitled to vote for the election of directors at the Annual Meeting. The ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor for 2004, the approval of the National City Corporation Long-Term Cash and Equity Incentive Plan and the approval of the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated each requires the favorable vote of the holders of shares of National City Common representing at least a majority of the shares of National City Common present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions are counted for the purposes of determining the number of shares which are present in person or represented by proxy at the Annual Meeting. Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal. Abstentions have no impact on the election of directors. Under the New York Stock Exchange rules, absent timely client voting instructions, brokers are authorized to exercise discretionary voting authority on certain routine proposals such as the election of directors and the ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor. Brokers may not, however, vote on equity compensation plans absent timely client voting instructions. Shares that are not voted on proxies returned by brokers will not be counted in respect of the Annual Meeting for purposes of determining the number of shares present in person or represented by proxy and will thus have no impact on the election of directors, the approval of the National City Corporation Long-Term Cash and Equity Incentive Plan and the National City Corporation Management Incentive Plan for Senior Officers, as Amended and Restated or the ratification of the Audit Committee’s selection of Ernst & Young LLP as independent auditor.

      Methods. You may vote in person at the Annual Meeting or by proxy. This year you have three ways to vote by proxy:

1.	Connect to the website on the Internet at http://www.votefast.com;

2.	Call 1-800-542-1160; or

3.	Sign and date the enclosed proxy and return it in the accompanying envelope.

      Complete instructions for using these convenient services for voting your proxy are set forth on the proxy card accompanying this Proxy Statement. The internet and telephone services authenticate stockholders by use of a control number. Please be advised that if you choose to vote via the Internet or the telephone, you do not need to return the proxy card.

      Rights. Each share of your National City Common will be tabulated as one vote. In the event you vote and subsequently change your mind on a matter, you may revoke your proxy prior to the close of voting at the Annual Meeting. You have five ways to revoke your proxy:

1.	Connect to the website previously listed by 11:59 p.m. April 26, 2004 Eastern Daylight Time;

2.	Call the 800 number previously listed by 11:59 p.m. April 26, 2004; Eastern Daylight Time;

3.	Receipt by National City prior to the Annual Meeting of a later dated proxy;

4.	Receipt by the Secretary of National City prior to the Annual Meeting of a written revocation; or

5.	Vote in person at the Annual Meeting.

General Information

      The costs of solicitation of proxies will be borne by National City. In addition to using the mails, proxies may be solicited by personal interview, telephone, and wire; and it is anticipated that banks and brokerage houses, and other institutions, nominees, or fiduciaries, will be requested to forward their proxy soliciting material to their principals and to obtain authorizations for the execution of proxies. Officers and regular employees of National City or its subsidiaries, acting on its behalf, may solicit proxies personally or by telephone or wire. National City has retained Georgeson Shareholder Communication, Inc. to assist in such solicitation. The fee of Georgeson Shareholder Communication, Inc. is estimated not to exceed $11,000, plus reasonable out-of-pocket costs and expenses. National City does not expect to pay any other compensation for the solicitation of proxies, but may, upon request, pay the standard charges and expenses of banks, brokerage houses, and other institutions, nominees, and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals. No such payment, however, will be made to any National City subsidiaries acting through their nominees or acting as a fiduciary.

      National City is not aware of any matters which may be presented for action at the Annual Meeting other than the matters herein set forth. If any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy as proxies to vote the shares represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors

DAVID L. ZOELLER
Secretary
March 11, 2004

Exhibit A

NATIONAL CITY CORPORATION

AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

      The audit committee shall perform the functions and duties delegated to it by the board of directors to fulfill the board of directors responsibilities for reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation’s system of internal controls and the effectiveness of its control structure, the Corporation’s compliance with designated laws and regulations, and the Corporation’s accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and evaluate the audit procedures and results of the Corporation’s independent auditor and general auditor.

•	Approve, engage and terminate the independent auditor.

•	Review and evaluate the independent auditor’s qualifications, performance and independence.

•	Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to stockholders.

•	Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation.

•	Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

•	At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

ORGANIZATION

      The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation’s general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors’ attention. Further, the audit committee shall meet separately with management, with the general auditor and with independent auditor. Half of the members of the audit committee shall be a quorum to transact business.

QUALIFICATIONS

      The audit committee shall be composed entirely of independent directors, determined by the board of directors under the National City Corporation Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the New York Stock Exchange.

INDEPENDENT AUDITORS

      The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporations’ hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

      The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor’s report, the audit committee shall evaluate the auditor’s qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

      As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

      The independent auditor shall ascertain that the audit committee is made aware of and timely reports to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

INTERNAL AUDIT

      The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

FINANCIAL REPORTING OVERSIGHT

      In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

•	Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation’s annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

•	Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

•	Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.

•	Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

•	Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer.

•	Review the basis for the disclosures made in the annual report to stockholders under the heading Management’s Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

•	Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.

Exhibit B

NATIONAL CITY CORPORATION CORPORATE AUDIT COMMITTEE PROCEDURES

REGARDING AUDIT AND NON-AUDIT SERVICES PROVIDED BY THE
INDEPENDENT AUDITOR

•	The audit committee shall approve in advance any audit and non-audit services to be provided and performed by the independent auditor. The audit committee delegates to the chairman of the committee the authority to grant such approval on its behalf, provided that all audit and non-audit services so approved be reviewed with the audit committee at its next meeting. In the absence of the chairman, another member of the audit committee may act on its behalf.

•	The following non-audit services are specifically prohibited from being performed by the independent auditor:

•	Bookkeeping or other services related to the accounting records or financial statements of the Corporation.

•	Financial information systems design and implementation.

•	Appraisal or valuation services, fairness opinions, and contribution-in-kind reports.

•	Actuarial services.

•	Internal audit outsourcing services.

•	Management functions or human resources.

•	Broker or dealer, investment advisor, or investment banking services.

•	Legal services and expert services unrelated to the audit.

•	Any other service that the board determines by regulation is impermissible.

•	Fees paid to the independent auditor for non-audit services should not exceed the fees paid for the sum of all audit and audit-related services.

•	The audit committee grants standing approval for the following audit and non-audit services provided that the non-audit services listed below in the aggregate, do not exceed the overall limit for non-audit services specified in the preceding paragraph and are reviewed at each audit committee meeting following their commencement:

•	Expansions of audit scope

•	Statutory audit requirements

•	Attestation reports on internal control

•	Consents, comfort letters, and agreed-upon procedures in connection with securities underwritings.

•	Assistance in responding to SEC comment letters, as applicable.

•	Tax appeals and audit assistance provided such services do not exceed 2% of the audit and audit-related fees per transaction or service.

•	Tax consultation and compliance related to specific matters affecting federal, state, local or foreign taxes; income tax accounting; transfer pricing; employee benefit matters; franchise taxes; property taxes; sales or use taxes; or payroll taxes, provided such services do not exceed 2% of the audit and audit-related fees per transaction or service.

•	Technical accounting and consultation and assistance, including related research, provided such services do not exceed 2% of the audit and audit-related fees per transaction or service.

•	Merger, acquisition and divestiture accounting and tax guidance provided such services do not exceed 2% of the audit and audit-related fees per transaction or service.

•	All other audit and non-audit services provided by the independent auditor not specifically identified in the preceding paragraph shall be approved in advance by the audit committee.

B-1

Exhibit C

NATIONAL CITY CORPORATION

LONG-TERM CASH AND EQUITY INCENTIVE PLAN

ARTICLE 1

ESTABLISHMENT AND PURPOSE OF PLAN

      1.1     ESTABLISHMENT OF THE PLAN. The following are the provisions of the National City Corporation Long-Term Cash and Equity Incentive Plan (herein referred to as the “Plan”), effective January 1, 2004.

      The Plan shall be effective for all purposes with respect to Plan Cycles commencing on or after January 1, 2004, and with respect to all determinations to be made (without regard to the date a Plan Cycle commenced) on or after such date (including but not limited to determinations of eligibility to participate, amounts of Awards, and entitlement to Awards).

      1.2     PURPOSE. The purpose of the Plan is to maximize the returns to stockholders and to promote the long-term profitability and success of the Corporation by aligning the long-term financial interests of Participants with those of stockholders and providing an incentive to those Directors and key executives who are primarily responsible for such profitability and success of the Corporation.

      1.3     TERM. No awards shall be made pursuant to this plan after the tenth anniversary of its effective date.

ARTICLE 2

DEFINITIONS

      2.1     DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized,

(a) “Active Participant” shall mean an Eligible Employee who is approved by the Board for participation in a Plan Cycle. Such approval shall be determined with respect to each Plan Cycle no later than 90 days after the commencement of that Plan Cycle, and shall be redetermined with respect to each new Plan Cycle.

(b) “Additional Option” means an Option Right granted to an Optionee in connection with the exercise of an option as described in Section 5.4

(c) “Additional Option Feature” means a feature of an Option Agreement that provides for the automatic grant of an Additional Option in accordance with the provisions described in Section 5.4.

(d) “Additional Option Price” see Section 5.4.

(e) “Appreciation Award Price” see Section 9.1.

(f) The term “Appreciation Right” means a right granted pursuant to either Section 5.5 or Section 9.1 of this Plan.

(g) “Appreciation Right Award Agreement” see Section 9.1.

(h) “Average Stock Price” shall be determined with respect to each Plan Cycle for the month of December prior to such Plan Cycle (the Average Stock Price at the beginning of the Plan Cycle) and for the last full calendar month of the Plan Cycle (the Average Stock Price at the end of the Plan Cycle) and shall mean the arithmetic mean (the average) of the closing prices of a share of common stock of a company as reported on any national securities exchange (or by any national quotation system accepted by the Board for this purpose) for each of the trading days (on which such shares were traded) in such calendar month. If the shares of common stock are not then so traded or regularly reported, the stock price shall be determined by such means as the Board shall determine. Notwithstanding the foregoing, the Board may determine prior to the start of a Plan Cycle that a different set of time periods are appropriate for measuring performance under the Plan, and such different time periods may be used to determine Average Stock Prices at the beginning and the end of such Plan Cycle.

(i) “Award” shall mean, individually or collectively, a Plan Cycle Award, Option Rights Award, Appreciation Rights Award, Restricted Stock Award, RSU Award, Common Stock Award, any other payment or right to receive cash or equity granted pursuant to the Plan, or any combination thereof.

(j) “Base Salary” shall mean the average annual salary of an employee during that portion, or all of the Plan Cycle for which he or she is an Active Participant, exclusive of any bonuses, incentive pay, special awards, or any Awards.

(k) “Board” shall mean the Board of Directors of the Corporation.

(l) “Change in Control” see Section 15.5.

(m) “Committee” means the Committee provided for in Section 12.1 of this Plan.

(n) “Common Stock” means common stock, par value $4 per share, of the Corporation and any security into which such common stock may be changed by reason of any Recapitalization.

(o) “Common Stock Award” see Article 10.

(p) “Corporation” shall mean National City Corporation, a Delaware corporation.

(q) “Covered Executive” shall mean any individual who, is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

(r) “Director” means an elected or appointed member of the Board, but does not include any honorary member of the Board or other person not entitled as a matter of law to vote and otherwise participate in regular meetings of the Board.

(s) “Director Year” means a period of time commencing on the date of the Corporation’s Annual Meeting of Stockholders for any year and ending on the day before the Corporation’s Annual Meeting of Stockholders for its next immediately ensuing year.

(t) “Disability” shall mean the inability, by reason of a medically determinable physical or mental impairment, to engage in substantial and gainful activity for a continuous period of 26 weeks or more as determined by the Board.

(u) “Effective Date” see Section 15.6.

(v) “Eligible Employee” means an Employee or a Subsidiary Director who, by the nature and scope of their position, plays a key role in the management, growth and success of the Corporation.

(w) “Employee” shall mean an individual employed by an Employer on an active basis.

(x) “Employer” shall mean the Corporation or any Subsidiary.

(y) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(z) “Executive Officer” shall mean the chairman, chief executive officer, president, vice chairman, an executive vice president, a similar officer of the Corporation, anyone designated by the Board as an executive officer of the Corporation or a Covered Executive.

(aa) “Extraordinary Items” means (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, all of which are identified in the Corporation’s audited financial statements or the Corporation’s annual report to stockholders.

(bb) “Implementation Date” see Section 15.7.

(cc) “Inactive Participant” shall mean an individual who was an Active Participant in the Plan for a Plan Cycle who is not currently an Active Participant for a Plan Cycle but who continues to have an interest under the Plan.

(dd) “Incentive Stock Option” means an Option Right granted by the Corporation to an Employee, which Option Right is intended to qualify as an “Incentive Stock Option” as that term is used in Section 122 of the Internal Revenue Code.

(ee) “Internal Revenue Code” means the 1986 Internal Revenue Code, as amended from time to time.

(ff) “Key Indices” shall mean those indices used by the Corporation to measure profitability or overall operating performance. The indices shall be based on specific levels of or change in one or more of the following: return on common equity; return on assets; overhead ratio; efficiency ratio; net interest margin; total annual return on common stock; Total Stockholder Return; earnings per share; return on investment, revenue, expenses, market share, charge-offs and/or non-performing assets. These indices shall be determined in accordance with generally accepted accounting principles where applicable. The indices may also include the following objective non-financial measures: employee satisfaction, employee retention, customer satisfaction, customer retention, cross-selling, “percentage of wallet”, leadership, management of change or business transformation. If the Board determines that a change in the business, operations, corporate structure or capital structure of the corporation, or the manner in which it conducts its business, or other events or circumstances render the Key Indices unsuitable, the Board may in its discretion modify such Key Indices, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Executive where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Internal Revenue Code. In such case, the Board shall not make any modification of the Key Indices.

(gg) “Long Term Equity Incentive Award Committee” see Section 6.5.

(hh) “Market Value per Share” means, at any date, the closing price, per share, of a share of Common Stock, on the New York Stock Exchange on the trading day immediately preceding such date as reported by the Wall Street Journal (Midwest Edition) or, if the Common Stock shall be primarily traded in another market, as determined in a manner specified by the Board using quotations in such other market.

(ii) “Normal Retirement” shall mean leaving the employ of all Employers at or after the age 62 with at least twenty (20) years of continuous service with the Employers or at or after the age 65 with at least five (5) years of continuous service with the Employers.

(jj) “Option Agreement” means the written agreement between the Optionee and the Corporation relating to the grant of Option Rights to the Optionee.

(kk) “Optionee” means the optionee named in an Option Agreement.

(ll) “Option Price” means the per share amount the Optionee must pay in order to exercise an Option Right.

(mm) “Option Right” means the right to purchase a share of Common Stock upon exercise of an Outstanding Option.

(nn) “Outstanding Option” means, at any time, an option to purchase shares of Common Stock granted by the Corporation pursuant to this plan or any other stock option plan of the Corporation or any Subsidiary now or hereafter in effect, or pursuant to any stock option plan of any corporation which is merged into the Corporation or a Subsidiary and where the Corporation has by action of its Board, assumed the obligations of such corporation under such stock option plan, all whether or not such option is at the time exercisable, to the extent that such option at such time has neither been exercised nor terminated.

(oo) “Participant” shall mean and include all Active Participants and all Inactive Participants.

(pp) “Peer Group” shall mean a group of comparable corporations used to measure relative performance. Such Peer Group shall be established by the Board for each Plan Cycle by the 90 day after the commencement of the Plan Cycle, and shall not thereafter be changed with respect to such Plan Cycle, provided, however, that one or more members of a Peer Group (each a “Peer Group Member”) shall be dropped therefrom in the event of the acquisition of the Peer Group Member, the acquisition of sixty-five percent or more of the gross assets of the Peer Group Member or the merger of the Peer Group Member with another company(ies) where the Peer Group Member is not the surviving corporation.

(qq) “Performance Goals” means one or more objective performance measures or goals established by the Board in its sole discretion. Such Performance Goals shall be based on one or more of the Key Indices. Such Performance Goals may be particular to a Participant or the division, department, branch, line of business, subsidiary or other unit in which the Participant works, or may be based on the performance of the Corporation generally or relative to industry or competitor performance, as determined by the Board. Such Performance Goals may include or exclude some or all Extraordinary Items, as determined by the Board when setting the Performance Goals in its sole discretion.

(rr) “Period of Restriction” means the period during which the vesting of a RSU Award is limited in some way and the units are subject to substantial risk of forfeiture.

(ss) “Plan” see Section 1.1.

(tt) “Plan Cycle” shall mean a period of three consecutive fiscal years or any other period of not less than eighteen months and shall be referred to by the fiscal year in which a particular Plan Cycle commences.

(uu) “Plan Cycle Award” see Section 4.1.

(vv) “Plan Restrictions” means the restrictions set forth in Article 6 or 7 hereof on any transfer of Common Stock, or any interest therein, which is the subject of a Restricted Stock Award granted hereunder or the restrictions set forth in Article 8 hereof on receiving the benefit of a RSU Award.

(ww) “Recapitalization” see Section 3.5.

(xx) “Restricted Period” means that period of time, as determined by the Plan, during which the Common Stock subject to a Restricted Stock Award is not transferable by reason of Plan Restrictions.

(yy) “Restricted Stock” means shares of Common Stock the transfer or alienation of which are restricted by reason of Plan Restrictions.

(zz) “Restricted Stock Award” see Article 6.

(aaa) “Restricted Stock Award Agreement” means the written agreement between the Participant and the Corporation relating to the grant of Restricted Stock to the Participant.

(bbb) “RSU” means a restricted stock unit. A RSU Award granted to a Participant pursuant to Article 8 herein and which is settled (i) by the delivery of one share of Common Stock for each RSU, (ii) in cash in an amount equal to the Market Value per Share as of the end of the Period of Restriction (or such later date as provided by the RSU Award Agreement) of one share of Common Stock for each RSU, or (iii) in a combination of cash and Common Stock, all as specified in the applicable RSU Award Agreement. The Award of an RSU represents the promise of the Corporation to deliver Common Stock, cash or a combination thereof, as applicable, at the end of the Period of Restriction (or such later date as provided by the RSU Award Agreement) in accordance with and subject to the terms and conditions of the applicable RSU Award Agreement, and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Internal Revenue Code.

(ccc) “RSU Award Agreement” means the written agreement between the Participant and the Corporation relating to the grant of RSU’s to the Participant.

(ddd) “Spread” means the excess of the Market Value per Share of Common Stock on the date when an Appreciation Right is exercised over the option price provided for in the related Option Right.

(eee) “Subsidiary” shall mean an entity in which the Corporation directly or indirectly owns 50% or more of the voting equity securities.

(fff) “Subsidiary Director” means an elected or appointed member of the board of directors of any Subsidiary, but does not include any person who is an Employee or a Director.

(ggg) “Total Stockholder Return” with respect to a stock shall be calculated in the following manner:

(i) Add the Average Stock Price at the end of the Plan Cycle for such stock to the dividends paid on the stock during the Plan Cycle, and then subtract the Average Stock Price at the beginning of the Plan Cycle for such stock.

(ii) Divide the resulting sum of (i) above by the Average Stock Price at the beginning of the Plan Cycle for such stock.

(iii) The result equals Total Stockholder Return with respect to such stock for the Plan Cycle.

(hhh) “Vesting Event” shall mean the earliest to occur of the following events:

(1) the date any Award is payable hereunder,

(2) the Effective Date of a Change in Control,

(3) the date a Participant is eligible to retire on a Normal Retirement,

(4) the date a Participant incurs a Disability,

(5) the date of a Participant’s death.

Each Participant and Beneficiary with respect to whom a Vesting Event has occurred shall be 100% vested in his or her benefits or Awards earned or accrued hereunder as of the date of such Vesting Event, subject to the forfeiture provisions of Article 14.

(fff) “Voting Stock” shall mean the then outstanding securities of a company entitled to vote generally in the election of directors.

      2.2     GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology used herein also shall include the feminine, and the definition of any term in the singular shall include the plural.

ARTICLE 3

COMMON STOCK AVAILABLE UNDER PLAN

      3.1     The shares of Common Stock that may be made the subject of Option Rights, Appreciation Rights, Restricted Stock Awards, Common Stock Awards or RSU’s pursuant to this Plan, may be treasury shares or shares of original issue or a combination of the foregoing.

      3.2     MAXIMUM NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THE PLAN. Subject to adjustments in accordance with Section 3.5 of this Plan, the maximum total number of shares of Common Stock sold or otherwise distributed pursuant to this Plan, shall not exceed 45,000,000. For purposes of determining the number of shares of Common Stock that may be distributed pursuant to the Plan, such number shall increase by the number of shares of Common Stock surrendered by an Optionee or relinquished to the Corporation (a) in connection with the exercise of an Option Right or (b) in payment of the minimum applicable federal, state, local and foreign tax withholding liabilities upon exercise of any rights pursuant to an Award. If any Participant forfeits any shares of Common Stock that are subject to any Award granted hereunder, or any such Award otherwise terminates with respect to any shares of Common Stock, such shares shall again be available for distribution in connection with future Awards under the Plan. Upon the Corporation’s payment in cash of any benefit provided by any Award granted pursuant to this Plan, any shares that were a subject of such Award shall again be available for issue or transfer hereunder.

      3.3     MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE DISTRIBUTED PURSUANT TO ARTICLES 6, 7, 8 AND 10. Subject to adjustments in accordance with Section 3.5 of this Plan, the maximum total number of shares of Common Stock sold or otherwise distributed pursuant to Articles 6, 7, 8 and 10 of this Plan, shall not exceed 18,000,000

      3.4     MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UPON THE EXERCISE OF INCENTIVE STOCK OPTIONS. Subject to the adjustments in accordance with Section 3.5 of this Plan, the maximum number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed 40,000,000.

      3.5     ADJUSTMENTS. In event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination of shares, recapitalization or other change in capital structure of the Corporation, merger, consolidation, spinoff, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing (“Recapitalization”), the Board may make such substitution or adjustment in the aggregate number of shares of Common Stock and, if necessary, in the kind of securities available for issuance under the Plan, and in the number of shares of Common Stock subject of outstanding Awards granted under the Plan in the aggregate or to any Participant and in the number of shares of Common Stock specified in Sections 3.3, 5.3, 6.2, 7.4, 8.2, 9.1 and 10.2 and hereof, all as may be determined to be appropriate by the Board, acting in its sole discretion, provided that the number of shares of Common Stock subject to any Award shall always be a whole number. The Board may also make or provide for such adjustments in the prices per share of Common Stock applicable under Option Rights and Appreciation Rights as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result as a result of a Recapitalization.

ARTICLE 4

PLAN CYCLE AWARDS

      4.1     PARTICIPATION. No later than the 90th day after the commencement of the Plan Cycle participation for each Eligible Employee who is an Executive Officer and for each Eligible Employee who may receive any part of such Participant’s Plan Cycle Award in Common Stock or a Common Stock equivalent shall be determined by the Board with respect to each Plan Cycle. The Board may base its approval upon the recommendation of the chief executive officer of the Corporation. No later than the 90th day after the commencement of the Plan Cycle the chief executive officer of the Corporation shall determine the participation of each Eligible Employee who is not an Executive Officer and whose Plan Cycle Award does not include any Common Stock or Common Stock equivalent (the determinations by the Board and the chief executive officer shall be collectively referred to as the “Plan Cycle Award”). Each Eligible Employee approved for participation shall be notified of the selection as soon after approval as is practicable and shall become a Participant upon acceptance by him of such selection.

      4.2     PERFORMANCE CRITERIA. Plan Cycle Awards will be determined by comparing corporate performance with respect to Key Indices. The performance will be relative to pre-established goals, that of the Peer Group or any other objective standard established by the Board. No later than the 90th day following the commencement of the Plan Cycle, the Board shall establish in writing the Peer Group, if any, the Key Indices, the weighting of the Key Indices chosen, and the levels of comparative performance (the performance of goals may be stated as alternative goals) at which the maximum, target and threshold Plan Cycle Award will be provided under the Plan.

      4.3     PLAN CYCLE AWARD POTENTIAL. No later than the 90th day following the commencement of the Plan Cycle, the Board shall establish in writing the maximum, target and threshold Plan Cycle Awards for each Participant. Plan Cycle Awards may, for convenience purposes, be expressed as a percentage Base Salary or some other criteria. Plan Cycle Awards may be paid in cash, Option Rights, Restricted Stock, RSU’s, Common Stock, any other form approved by the Board or any combination thereof as established by the Board any time prior to or during the Plan Cycle.

      4.4     PLAN CYCLE AWARD DETERMINATION. Upon the close of the Plan Cycle the amounts of Plan Cycle Awards hereunder for such Plan Cycle shall be determined. The Board has the discretion to reduce the Plan Cycle Award payable to any Participant notwithstanding attainment of any performance goal. Notwithstanding the occurrence of a Vesting Event, the Board may reduce or eliminate a Plan Cycle Award to any or all Participants at any time prior to the payment of the Plan Cycle Award or an Effective Date of a Change in Control.

      4.5     LIMITATION. Notwithstanding any provision of this Plan to the contrary, no Award with respect to any Covered Executive for any given Plan Cycle shall exceed 1.0% of the Corporation’s earnings before taxes and Extraordinary Items.

      4.6     PARTICIPATION FOR PART OF A PLAN CYCLE. In the event an Employee is an Eligible Employee for only a portion of a Plan Cycle such Eligible Employee may, in the Board’s discretion, be a Participant for such portion of the Plan Cycle but his Award will normally be prorated to reflect the number of months the Employee was an Active Participant compared to the number of months in the Plan Cycle. A Covered Executive may not be made a Participant after the beginning of a Plan Cycle.

      4.7     CHANGES DURING A PLAN CYCLE. In the event a Participant is promoted or demoted, the Board may, in its or his discretion, (i) continue such Participant’s maximum target or threshold Award as it was prior to such promotion or demotion, (ii) provide the Participant from and after the promotion or demotion with a higher or lower maximum, target or threshold Award, (iii) provide for a combination of (i) and (ii), or (iv) after a promotion or demotion remove the Participant from further participation in the Plan.

(a) In the event of a Plan Cycle for which the Participant’s participation is thus split between two maximum Awards, the Award for such Plan Cycle will normally be prorated to reflect the portions of the Plan Cycle spent under each maximum Award.

(b) The Board may not increase a Covered Executive’s maximum, target or threshold Award during a Plan Cycle.

      4.8     FORM AND TIMING OF PAYMENT OF AWARDS. The Participants shall be entitled to receive the payment of their Plan Cycle Awards no earlier than the last business day of the Plan Cycle and no later than the 90th day following the Plan Cycle. Except as otherwise provided for in Section 4.9, to receive a Plan Cycle Award a Participant must be an Employee on the date on which the Plan Cycle ends.

      4.9     TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR NORMAL RETIREMENT. In the event a Participant’s employment is terminated during a Plan Cycle at or after the occurrence of a Vesting Event other than a Change of Control, the Participant shall be eligible to receive a pro-rated Award reflecting his or her partial participation. This pro-ration shall be determined by multiplying the Award by a fraction the numerator of which is the number of full months of participation to the date participation ends, and the denominator of which is the total number of months in the Plan Cycle. The Award thus determined shall be payable as soon as practicable following the end of the Plan Cycle.

ARTICLE 5

OPTION RIGHTS

      5.1     AWARDING OF OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Eligible Employees of Option Rights. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in Section 5.3.

      5.2     DELEGATION OF AUTHORITY TO THE CHIEF EXECUTIVE OFFICER. The Board, may, from time to time and upon such terms and conditions as it may determine, specify a number of Option Rights that the chief executive officer of the Corporation may grant to Eligible Employees who are not Executive Officers. The terms of such Option Rights, including the exercise price (which may include a formula by which such price may be determined) and whether the Option Rights shall have the Additional Option Feature shall be established by the Board and shall be subject to all of the limitations contained in Section 5.3. Each grant of Option Rights by the chief executive officer of the Corporation may utilize any or all of the authorizations specified by the Board, and shall be subject to all of the limitations contained in Section 5.3.

      5.3     LIMITATION. All Option Right grants shall be subject to all of the following limitations.

1. Each grant shall specify the number of shares of Common Stock to which it pertains.

2. Each grant shall specify an Option Price per share and, except for any stock options assumed by the Board pursuant to Section 5.6 of this Plan, the Option Price shall not be less than the Market Value per Share as of the date of grant.

3. Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Eligible Employee remain unexercised. No Participant shall be granted under this Plan, in the aggregate, more than 1,000,000 Option Rights during any fiscal year or 4,000,000 Option rights over any four-year period, subject to adjustments as provided in Section 3.5 of this Plan.

4. Option Rights granted under this plan may be (i) options which are intended to qualify under particular provisions of the Internal Revenue Code, as in effect from time to time, (ii) options which are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who on the date of grant are key Employees.

5. The date of grant of each Option Right shall be the later of the date of its authorization or the date established by the Board or chief executive officer (as applicable), except that the date of grant of an Additional Option shall be the date of exercise of the underlying Option Right. No Option Right shall be exercisable more than 10 years from such date of grant.

6. Upon exercise of an Option Right, the option price shall be payable (i) in cash, (ii) by the transfer to the Corporation by the Optionee of shares of Common Stock with a value (Market Value per Share times the number of shares of Common Stock) equal to the total option price, or (iii) by a combination of such methods of payment.

7. The Board reserves the discretion after the date of grant to provide for (i) the payment of a cash bonus at the time of exercise; (ii) the availability of a loan at exercise; or (iii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price.

8. Each grant of Option Rights shall be evidenced by an Option Agreement executed on behalf of the Corporation by any officer designated by the Board for this purpose and delivered to and accepted by the Eligible Employee and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. The execution and delivery of the Option Agreement by the Optionee shall be a condition precedent to the grant of Option Rights becoming effective. A failure to execute and deliver the Option Agreement within not less than sixty (60) days after the grant of the Option Rights may terminate the Option Rights grant upon the determination of the Board or, for options granted by the chief executive officer pursuant to Section 5.2 of the Plan, the chief executive officer.

      5.4     ADDITIONAL OPTIONS.

(a) The Board may, at or after the date of grant of Option Rights, grant or authorize the granting of Additional Options. Additional Options may be granted with respect to any Outstanding Option.

(b) If an Optionee exercises an Outstanding Option that has an Additional Option Feature by transferring already owned shares of Common Stock and/or when shares of Common Stock are tendered or relinquished as payment of the amount to be withheld under applicable federal, state, local and foreign tax laws (at withholding rates not to exceed the minimum applicable statutory tax withholding rates) in connection with the exercise of an option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

1. The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock delivered as consideration upon the exercise of an Outstanding Option to which such Additional Option Feature related and (B) the number of shares of Common Stock tendered or relinquished as payment of the amount to be withheld under applicable federal, state, local and foreign tax laws (at withholding rates not to exceed the minimum applicable statutory tax withholding rates) in connection with the exercise of the option to which such Additional Option Feature relates;

2. The Additional Option will not have an Additional Option Feature unless the Board directs otherwise;

3. The Additional Option Price shall be the Market Value per Share on the date of the exercise of the Option that has the Additional Option Feature;

4. The Additional Option shall have the same termination date and other termination provisions as the underlying option that had the Additional Option Feature;

      5.5     GRANTS OF APPRECIATION RIGHTS. The Board may from time to time authorize the granting of Appreciation Rights in respect of any or all of the Option Rights under any Outstanding Option (including Options Rights simultaneously granted) to the Optionee thereunder. An Appreciation Right shall be a right in the Optionee to receive from the Corporation an amount that shall be determined by the Board and shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. To the extent such Optionee elects to exercise such Appreciation Right instead of the related Option Right, the related Option Right shall be cancelled, and vice versa. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

(a) Any grant may permit the exercise of an Appreciation Right with respect to the value of shares of Common Stock covered by the related Option Rights.

(b) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Corporation in cash, in shares of Common Stock or in any combination thereof, and may either grant to the Optionee or retain in the Board the right to elect among those alternatives.

(c) Each grant shall provide that the maximum number of shares of Common Stock deliverable upon exercise of an Appreciation Right may not exceed the number of shares of Common Stock purchasable upon exercise of the related Option Rights.

(d) Any grant may specify waiting periods before exercise and permissible exercise dates or periods. No Appreciation Right shall be exercisable except at a time when the related Option Right is also exercisable.

(e) Each grant of an Appreciation Right shall be evidenced by an agreement executed on behalf of the Corporation by any officer designated by the Board for this purpose and delivered to and accepted by the Optionee, which agreement shall describe such Appreciation Right, identify the related Option Rights, state that such Appreciation Right is subject to all the terms and conditions of this Plan, including the right of the Board to amend, suspend or terminate such Appreciation Right as set forth in Article 17 of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

      5.6     ASSUMPTIONS. In the event that a corporation is merged into the Corporation, and the Corporation is the survivor of such merger, the Board may elect, in its sole discretion, to assume under this Plan any or all outstanding options granted by such corporation to its officers and employees under any stock option plan adopted by it prior to such merger. Such assumptions shall be on such terms and conditions as the Board may determine in its sole discretion, provided however, that the options as assumed do not provide or contain any terms, conditions, or rights that an Option Right may not provide for under this Plan.

      5.7     REPRICING. The Board shall not authorize the amendment of any outstanding Option Right to reduce the Option Price except for adjustments as provided in Section 3.5 of this Plan. Furthermore, no Option Rights shall be cancelled and replaced with awards having a lower Option Price (except as may result from the issuance of Additional Options pursuant to Section 5.4 of this Plan).

ARTICLE 6

RESTRICTED STOCK AWARDS

      6.1     ELIGIBILITY. The Board shall, from time to time, determine those Eligible Employees who are to receive Restricted Stock Awards hereunder. Except as set forth in Article 7 hereof, individuals who are appointed or elected as a Director but who are not otherwise an Employee shall not be eligible to receive Restricted Stock Awards hereunder.

      6.2     LIMITATION. Successive grants of Restricted Stock may be made to the same Participant, however, in the aggregate no Participant shall have granted to him or to her, or on his or on her behalf, in one or more Awards, 200,000 shares of Restricted Stock during any fiscal year or 800,000 shares of Restricted Stock over any four-year period, subject to adjustments as provided in Section 3.5 of this Plan.

      6.3     TERMINATION. If a Participant ceases to be an Eligible Employee during a Restricted Period, the Award Agreement shall provide the extent to which the Plan Restrictions on the Restricted Stock, or any portion thereof, subject of such Award Agreement shall lapse or whether all or any portion of such Restricted Stock shall be forfeited. Restricted Stock that is forfeited shall be returned to the Corporation from the escrow established under Section 6.13, and the Participant shall have no further interest in such stock.

      6.4     GENERAL. The Board may, from time to time, designate those Eligible Employees to be granted Restricted Stock Awards under the Plan, the number of shares of Restricted Stock to be granted in an Restricted Stock Award to an Eligible Employee, the terms upon which the Plan Restrictions on any Restricted Stock shall lapse and the Restricted Stock will become freely transferable, and such other conditions as the Board may deem appropriate. Not all grants of Restricted Stock Awards need to be on the same terms and conditions even though granted at the same time, and the terms of Restricted Stock Award Agreements may vary from time to time and from Participant to Participant; provided, however, all Restricted Stock Awards shall be subject of the provisions to Section 6.8 hereof.

      6.5     LONG TERM EQUITY INCENTIVE AWARD COMMITTEE. If the Board establishes a Long Term Equity Incentive Award Committee of one or more directors for the purpose of granting Restricted Stock Awards to Eligible Employees (the “Long Term Equity Incentive Award Committee”), the Board may from time to time authorize the Long Term Equity Incentive Award Committee to grant to Eligible Employees who are not Executive Officers up to a specified number of shares of Restricted Stock with terms upon which the Plan Restrictions on any such Restricted Stock shall lapse and such other conditions as the Long Term Equity Incentive Award Committee may deem appropriate from time to time. Each Grant of Restricted Stock by the Long Term Equity Incentive Award Committee may utilize any or all of the remaining shares of Restricted Stock authorized by the Board. Not all grants of Restricted Stock Awards need to be on the same terms and conditions even though granted at the same time, and the terms of Restricted Stock Award Agreements may vary from time to time and from Participant to Participant; provided, however, all Restricted Stock Awards shall be subject to the provisions of Section 6.8 hereof.

      6.6     LIMITATION. Except as expressly provided by Article 7 with respect to Restricted Stock Awards to Directors, the Plan Restrictions established by Section 6.8 hereof on any Award may be of any length of time and/or may have the Plan Restrictions shortened or established by Performance Goals as determined by the Board.

      6.7     ADDITIONAL RESTRICTIONS. Restricted Stock Awards shall be expressly subject to the terms and conditions of this Article 6, but the Board or the Long Term Equity Incentive Award Committee (whichever entity is making the award) may establish additional restrictions, including Performance Goals, on the transfer of the Common Stock subject of any Restricted Stock Award.

      6.8     PLAN RESTRICTIONS. During the Restricted Period for any Restricted Stock Award, a Participant may not, voluntarily or involuntarily, sell, assign, encumber, pledge or otherwise transfer any shares of Restricted Stock subject of the Restricted Stock Award, or any interest therein, otherwise than by will or the law of descent and distribution. Any attempted sale, assignment, encumbrance, pledge or other transfer of the Restricted Stock or any interest therein, in derogation of these restrictions shall result in a forfeiture to the Corporation of all Restricted Stock subject to such attempted transfer.

      6.9     STOCKHOLDER RIGHTS. All Restricted Stock shall be registered in the stockholder records of the Corporation in the name of the Participant to whom the Restricted Stock Award was made. Except for Plan Restrictions, and except for any additional restrictions contained in the Restricted Stock Award Agreement that may include an assignment or surrender of rights to dividends payable from time to time on the Restricted Stock (cash or property), the Participant shall have all rights of a holder of Common Stock.

      6.10     AWARD AGREEMENT. Each Participant granted a Restricted Stock Award shall enter into an Restricted Stock Award Agreement with the Corporation in a form specified by the Board or the Long Term Equity Incentive Award Committee, agreeing to the terms and conditions of the Restricted Stock Award and such other matters as the Board shall in its sole discretion determine, including any additional conditions of forfeiture. The execution and delivery of the Restricted Stock Award Agreement by the grantee of the Restricted Stock Award shall be a condition precedent to the registration in the name of the grantee of the Restricted Stock subject to the Restricted Stock Award. A failure to execute and deliver the Restricted Stock Award Agreement within not less than sixty (60) days after the grant of a Restricted Stock Award may terminate the Restricted Stock Award upon the determination of the Board. The Restricted Stock Award Agreement may, but need not, allow the Plan Restrictions to lapse serially or in total over any period of time as selected by the Board or Long Term Equity Incentive Award Committee. If any Participant forfeits any shares of Restricted Stock that are subject to any Restricted Stock Award, or any such award otherwise terminates with respect to any shares of Restricted Stock thereunder without the Plan Restrictions being terminated, the Participant shall have no further interest in such Restricted Stock, if any.

      6.11     LEGEND. Each certificate issued in respect of Restricted Stock awarded under the Plan shall be registered in the name of the Participant, shall be deposited with the Corporation pursuant to Section 6.13 hereof together with a stock power endorsed in blank and signed by the Participant and shall bear the following (or a similar) legend: “The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Plan and in a Restricted Stock Agreement entered into between the registered owner hereof and National City Corporation.”

      6.12     LAPSE OF RESTRICTIONS. When the Plan Restrictions imposed by this Article 6 expire or have otherwise been satisfied with respect to one or more shares of Restricted Stock, subject to Section 13.2 hereof, the Corporation shall deliver to the Participant (or his legal representative, beneficiary or heir) within sixty (60) days thereafter Common Stock without the legend referred to in Section 6.11 hereof and free of Plan Restrictions. The number of shares of Common Stock to be released shall be the same number as to which the Plan Restrictions have lapsed.

      6.13     ESCROW. Certificates representing shares of Restricted Stock which are the subject of a Restricted Stock Award shall be physically held by the Corporation, or its nominee, during the Restricted Period. Upon the termination of the Restricted Period, the Corporation shall cause the certificate representing the shares of Common Stock subject of the Restricted Stock Award to be reissued. If the Plan Restrictions have been satisfied as to any shares of Restricted Stock, such shares shall be removed from escrow and delivered to the Corporation for reissuance and delivery of Common Stock in the name of the Participant in accordance with Section 6.12. If any shares of Restricted Stock are to be forfeited, such shares shall be delivered to the Corporation for reissuance in the name of the Corporation.

ARTICLE 7

DIRECTOR RESTRICTED STOCK AWARDS

      7.1     DIRECTOR ELIGIBILITY. Annually, during each Director Year, each Director who is not then an Employee shall be entitled to a Restricted Stock Award as provided by this Article 7, provided that no Director shall be entitled to any Restricted Stock Award if (i) there are not a sufficient number of shares of Common Stock hereunder to make a full Restricted Stock Award to Directors in such Director Year, (ii) if the Plan has been terminated or (iii) if the Board determines to terminate Restricted Stock Awards to Directors.

      7.2     AMOUNT OF AWARD. Unless otherwise determined by the full Board from time to time, (1) in the Director Year in which the Director is first elected or appointed as a Director, the Director shall be granted a Restricted Stock Award of two thousand (2,000) shares of Restricted Stock and (2) in each following Director Year when the individual is re-elected or re-appointed a Director of the Corporation, such Director shall be granted a Restricted Stock Award of twelve hundred (1,200) shares of Restricted Stock.

      7.3     DUPLICATION. There shall be no duplication of the Director Restricted Stock Award granted pursuant to this Article 7 with any award granted pursuant to the National City Corporation Amended and Second Restated 1991 Restricted Stock Plan, the National City Corporation Amended and Restated 1997 Restricted Stock Plan and/or the National City corporation 2002 Restricted Stock Plan, as such plans may be amended from time to time.

      7.4     GRANT OF AWARDS. Restricted Stock Awards to Directors shall be granted in accordance with Sections 7.1 and 7.2 hereof, and the date of any Restricted Stock Award shall be the actual date of election or appointment, as the case may be, of the grantee as a Director. No Restricted Stock Award Agreement with a Director shall grant to that Director any benefits not expressly provided by this Article 7, nor shall it limit the

Director’s rights to receive dividends on or to vote the Restricted Stock subject of that Restricted Stock Award Agreement. The number of shares of Restricted Stock awarded in any future grants under this Section 7.4 shall be adjusted by the Board as equitably required to prevent dilution or enlargement of the award to Directors that otherwise would result from any Recapitalization.

      7.5     TERM OF RESTRICTIONS.

(a) The Restricted Period, with respect to the Plan Restrictions on any Restricted Stock Award to a Director under this Article 7, shall terminate, and the Plan Restrictions on all Restricted Stock shall fully expire, on the earlier of (i) such Director’s death, (ii) such Director’s Disability, (iii) a Change in Control or (iv) a date nine months after the date of the award.

(b) If a Director shall resign, or otherwise no longer be a member of the Board for reasons other than those set forth in Section 7.5(a) of this Plan, then the Director’s interest in all shares of Restricted Stock previously awarded to him under this Article 7 shall be terminated and such Restricted Stock shall be forfeited and returned to the Corporation.

ARTICLE 8

AWARDS OF RSU’S

      8.1     ELIGIBILITY. The Board shall, from time to time, determine those Eligible Employees who are to receive RSU Awards. Individuals who are appointed or elected as a Director but who are not otherwise an Employee shall not be eligible to receive RSU Awards.

      8.2     LIMITATION. Successive grants of RSU’s may be made to the same Participant; however, in the aggregate no Participant shall have granted to him or to her, or on his or on her behalf, in one or more Awards, more than 200,000 RSU’s during any fiscal year or 800,000 RSU’s over any four-year period, subject to adjustments as provided in Section 3.5 of this Plan.

      8.3     TERMINATION. If a Participant ceases to be an Eligible Employee during the Period of Restriction, the RSU Award Agreement shall provide the extent to which the Participant shall receive any benefit pursuant to such RSU Award or whether all or any portion of such RSU Award shall be forfeited. The Participant shall have no further interest in any RSU Award benefit that is forfeited.

      8.4     GENERAL. The Board may, from time to time, designate those Eligible Employees to be granted RSU Awards under the Plan, the number of RSU’s to be granted in an RSU Award to an Eligible Employee, the terms of the RSU’s, and such other conditions as the Board may deem appropriate. Not all grants of RSU Awards need to be on the same terms and conditions even though granted at the same time, and the terms of RSU Award Agreements may vary from time to time and from Participant to Participant, depending upon the purpose of the RSU Award; provided, however, all RSU Awards shall be subject of the provisions of Section 8.8 hereof.

      8.5     LONG TERM EQUITY INCENTIVE AWARD COMMITTEE. If the Board establishes a Long Term Equity Incentive Award Committee, the Board may from time to time authorize the Long Term Equity Incentive Award Committee to grant to Eligible Employees who are not Executive Officers up to a specified number of RSU’s with terms as the Long Term Equity Incentive Award Committee may deem appropriate from time to time. Each grant of RSU’s by the Long Term Equity Incentive Award Committee may utilize any or all of the remaining RSU’s authorized by the Board. Not all grants of RSU Awards need to be on the same terms and conditions even though granted at the same time, and the terms of RSU Award Agreements may vary from time to time and from Participant to Participant; provided, however, all RSU Awards shall be subject of the provisions of Section 8.8 hereof.

      8.6     LIMITATION. The Period of Restriction on any RSU Award may be of any length of time and/or may have the Period of Restriction shortened or established by Performance Goals as determined by the Board.

      8.7     ADDITIONAL RESTRICTIONS. RSU Awards shall be expressly subject to the terms and conditions of this Article 8, but the Board or the Long Term Equity Incentive Award Committee (whichever entity is making the award) may establish additional restrictions, including Performance Goals, on the settlement of any RSU Award.

      8.8     PLAN RESTRICTIONS. During the Period of Restriction for any RSU Award, a Participant may not, voluntarily or involuntarily, sell, assign, encumber, pledge or otherwise transfer any interest the Participant has in the RSU Award otherwise than by will or the law of descent and distribution. Any attempted sale, assignment, encumbrance, pledge or other transfer of the RSU interest in derogation of these restrictions shall result in a forfeiture to the Corporation of the RSU Award(s) subject to such attempted transfer.

      8.9     AWARD AGREEMENT. Each Participant granted an RSU Award shall enter into an RSU Award Agreement with the Corporation in a form specified by the Board or the Long Term Equity Incentive Award Committee, agreeing to the terms and conditions of the RSU Award (including whether the Participant will be entitled to dividend equivalents) and such other matters as the Board shall in its sole discretion determine, including any additional conditions of forfeiture. The execution and delivery of the RSU Award Agreement by the grantee of the RSU Award shall be a condition precedent to the Participant having any interest in the RSU Award. A failure to execute and deliver the RSU Award Agreement within not less than sixty (60) days after the grant of a RSU Award may terminate the RSU Award upon the determination of the Board. The RSU Award Agreement may, but need not, allow the Period of Restriction to lapse serially or in total over any period of time as selected by the Board or Long Term Equity Incentive Award Committee. If any Participant forfeits any RSU Award, or any such award otherwise terminates with respect to any RSU’s without the Plan Restrictions being terminated, the Participant shall have no further interest in such RSU’s.

ARTICLE 9

APPRECIATION RIGHTS

      9.1     GRANTS OF APPRECIATION RIGHTS. The Board may from time to time authorize the granting of stand-alone Appreciation Rights to Eligible Employees. Each such grant may utilize any or all of the authorizations. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount that shall be determined by the Board and shall be expressed as a percentage of the difference (not exceeding 100%) resulting from subtracting the Market Value per Share on the date the Appreciation Right was granted (or may use a formula by which such price shall be determined so long as such formula will not result in a price that is below the Market Value per Share) (the “Appreciation Award Price”) from the Market Value per Share on the date of the Participant’s exercise of such Appreciation Right. Each Appreciation Right Award shall be subject to all of the limitations, contained in the following provisions:

(a) Any Appreciation Right Award may specify that the amount payable on exercise of an Appreciation Right may be paid by the Corporation in cash, in shares of Common Stock or in any combination thereof, and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(b) Each grant shall provide a maximum number of shares of Common Stock, if any, deliverable upon exercise of an Appreciation Right.

(c) Successive grants of Appreciation Rights may be made to the same Participant; however, in the aggregate no Participant shall have granted to him or to her, or on his or on her behalf, in one or more Awards, 1,000,000 Appreciation Rights during any fiscal year or 4,000,000 Appreciation Rights over any four-year period, subject to adjustments as provided in Section 3.5 of this Plan.

(d) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(e) The date of grant of each Appreciation Right shall be the later of the date of its authorization or the date established by the Board or chief executive officer of the Corporation (as applicable). No Appreciation Right shall be exercisable more than 10 years from such date of grant.

(f) Each grant of an Appreciation Right shall be evidenced by an agreement executed on behalf of the Corporation by any officer designated by the Board for this purpose and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan, including the right of the Board to amend, suspend or terminate such Appreciation Right as set forth in Article 17 of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve (the “Appreciation Right Award

Agreement”). A failure to execute and deliver the Appreciation Right Award Agreement within not less than sixty (60) days after the grant of the Appreciation Rights may terminate the Appreciation Rights grant upon the determination of the Board or, for Appreciation Rights granted by the chief executive officer pursuant to Section 9.1 of the Plan, the chief executive officer.

      9.2     DELEGATION OF AUTHORITY TO THE LONG TERM EQUITY INCENTIVE AWARD COMMITTEE. If the Board establishes a Long Term Equity Incentive Award Committee, the Board may from time to time authorize the Long Term Equity Incentive Award Committee to grant to Eligible Employees who are not Executive Officers up to a specified number of Appreciation Rights with terms as the Long Term Equity Incentive Award Committee may deem appropriate from time to time. The terms of such Appreciation Rights shall be subject to all of the limitations contained in Section 9.1. Each grant of Appreciation Rights by the Long Term Equity Incentive Award Committee may utilize any or all of the authorizations specified by the Board.

      9.3     TERMINATION. If a Participant ceases to be an Eligible Employee without having exercised such Participant’s Appreciation Right(s) the Appreciation Right Award Agreement shall provide the extent to which all or any portion of such Appreciation Rights shall be forfeited.

      9.4     REPRICING. The Board shall not authorize the amendment of any outstanding Appreciation Right to reduce the Appreciation Award Price except for adjustments as provided in Section 3.5 of this Plan. Furthermore, no Appreciation Rights shall be cancelled and replaced with awards having a lower Appreciation Award Price.

ARTICLE 10

AWARDS OF COMMON STOCK

      10.1     ELIGIBILITY. The Board may, from time to time, determine those Eligible Employees who are to receive Common Stock Awards hereunder. Subject to applicable law, the Common Stock Awards may be made without the Corporation’s receipt of any cash consideration. An individual who is appointed or elected as a Director but who is not otherwise an Employee shall not be eligible to receive Common Stock Awards hereunder

      10.2     LIMITATION. Successive grants of Common Stock may be made to the same Participant, however, in the aggregate no Participant shall have granted to him or to her, or on his or on her behalf, in one or more Awards, 20,000 shares of Common Stock during any fiscal year or 80,000 shares of Common Stock over any four-year period, subject to adjustments as provided in Article 3 of this Plan.

ARTICLE 11

RIGHTS OF PARTICIPANTS

      11.1     EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Corporation to terminate a Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation.

      11.2     NO RIGHT TO PARTICIPATE. No Participant or Employee shall have a right at any time to be selected for current or future participation in any portion of all portions of this Plan. An Employee or Participant selected to participate in one or more portions of this Plan shall not have any rights to participate in or receive any benefit under any other portion of the Plan.

      11.3     RESTRICTIONS ON TRANSFERS, ASSIGNMENTS AND EXERCISE OF RIGHTS. Except as otherwise provided for by the Board, the interest of a Participant or his or her beneficiary under this Plan may not be sold, transferred, assigned, or encumbered in any manner other than by will or the laws of descent and distribution, either voluntarily or involuntarily, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process, nor shall they be an asset in bankruptcy. Unless the Board directs otherwise, Option Rights shall be exercisable during the Optionee’s lifetime only by the Optionee or by the Optionee’s guardian or legal representative.

ARTICLE 12

ADMINISTRATION

      12.1     ADMINISTRATION. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or committees of the Board (the “Committee”). To the extent of such delegation, references herein to the “Board” shall include the Committee(s). The Plan shall be administered by the Board in accordance with any administrative guidelines and any rules that may be established from time to time by the Board. The procedures, standards and provisions of this Plan for determining eligibility for and amounts of Awards in themselves confer no rights, duties or privileges upon Participants nor place obligations upon either the Board or the Corporation. Accordingly, the Board may, in making such determinations hereunder, deviate from such procedures and standards in whatever manner that it, in its judgment, deems appropriate.

      12.2     INTERPRETATION AND CONSTRUCTION. The Board shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, and its decisions shall be binding and conclusive on all persons for all purposes.

      12.3     ASSISTANTS. The Board may name assistants who may be, but need not be, members of the Board. Such assistants shall serve at the pleasure of the Board, and shall perform such functions as are provided for herein and such other functions as may be assigned by the Board.

      12.4     LIABILITY. No member of the Board or any assistant shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful misconduct or lack of good faith.

ARTICLE 13

REQUIREMENTS OF LAW

      13.1     LAWS GOVERNING. This Plan shall be construed in accordance with and governed by the internal substantive laws of the State of Ohio.

      13.2     WITHHOLDING TAXES. The Corporation shall have the right to deduct from all payments under this Plan any foreign, federal, state or local taxes required by the law to be withheld with respect to such payments. To the extent that the amounts available to the Corporation are insufficient to satisfy the federal, state local and foreign minimum tax withholding requirements in connection with any payment to be made or benefit to be realized by a Participant under this Plan, the Participant shall make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld prior to receiving such payment or benefit. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit. In no event, however, shall the Corporation accept Common Stock for payment of taxes in excess of the minimum required tax withholding rates.

      13.3     PLAN BINDING ON CORPORATION, EMPLOYEES AND THEIR SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and each Participant and his or her beneficiaries, heirs, executors, administrators and legal representatives.

ARTICLE 14

FORFEITURES

      Subject to Article 15 and without limiting the generality of the Plan or any Award Agreement with respect to the circumstances under which any award may be subject to forfeiture, in the event the Board finds

(a) that an Employee or former Employee who has an interest under this Plan has been discharged by his or her Employer in the reasonable belief (and such reasonable belief is the reason or one of the reasons for such discharge) that the Employee or former Employee did engage in fraud against the Employer or anyone else, or

(b) that an Employee or former Employee who has an interest under this Plan has been convicted of a crime as a result of which it becomes illegal for his Employer to employ him or her, then any Award, benefits or amounts provided for pursuant to this Plan for the benefit of such Employee or former Employee or his or her beneficiaries shall be forfeited and no longer payable to such Employee or former Employee or to any person claiming by or through such Employee or former Employee.

ARTICLE 15

CHANGE IN CONTROL

      15.1     TREATMENT OF AWARDS.

(a) In the event of a Change in Control, the Corporation shall pay to each Active Participant in a Plan Cycle Award on the Implementation Date of such Change in Control a lump sum cash payment equal to the amount hereinafter determined. Such payment shall be payable in cash to the Participant within five business days after the Implementation Date of such Change in Control and shall be payment in full to each such Participant for such Plan Cycle, each of which shall be deemed terminated by operation of this Article 15. No further Plan Cycles shall commence thereafter under this Plan.

Such cash payment shall be made without regard to any request to defer made with respect to any such Plan Cycle (which shall be inoperative) and without regard to any deferral action by the Board. The cash payment shall be in lieu of any Option Rights, Restricted Stock, RSU’s or Common Stock set forth in the Plan Cycle Award.

(b) The amount of the payment to be made as a consequence of a Change in Control shall, with respect to each Plan Cycle, be equal to the maximum award level (without regard to stockholder return during such abbreviated Plan Cycle) for the Participant for such Plan Cycle multiplied by a fraction the numerator of which is the number of full months completed from the commencement of the Plan Cycle to the Implementation Date of the Change in Control, and the denominator of which is the number of months in such Plan Cycle.

      15.2     TREATMENT OF STOCK OPTION AWARDS. The Option Agreement(s) shall set forth the impact, if any, of a Change in Control on the terms of the Option Right Award.

      15.3     TREATMENT OF RESTRICTED STOCK AWARDS. In the event of a Change in Control, all Plan Restrictions shall lapse and be of no further force or effect and the Corporation shall cause all outstanding Restricted Stock to be exchanged for Common Stock free of the legend set forth in Section 6.11.

      15.4     TREATMENT OF RSU, APPRECIATION RIGHT AND OTHER AWARDS. The RSU Award Agreement, the Appreciation Right Award Agreement and any other Award agreement not addressed in Sections 15.1 through 15.3 (“Award Agreement”) shall set forth the impact, if any, of a Change in Control on the terms of such Award Agreement.

      15.5     DEFINITION OF CHANGE IN CONTROL. Change in Control shall mean the occurrence of any of the following events:

(a) The Corporation is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than sixty-five percent of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock immediately prior to such transaction;

(b) The Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than sixty-five percent of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer;

(c) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

(d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (d) each Director who is first elected, or first nominated for election by the Corporation’s stockholders, by a vote of at least two-thirds of the Directors of the Corporation (or a committee thereof) then still in office who were Directors of the Corporation at the beginning of any such period will be deemed to have been a Director of the Corporation at the beginning of such period.

Notwithstanding the foregoing provisions of paragraph 15.5(a), 15.5(b) or 15.5(c), in the case where the individuals who constitute the Directors of the Corporation at the time a specific transaction described in Paragraph 15.5(a), 15.5(b) or 15.5(c) is first presented or disclosed to the Board will, by the terms of the definitive agreement for that transaction, constitute at least a majority of the members of the board of directors of the resulting corporation or person immediately following such transaction, then, prior to the occurrence of any event that would otherwise constitute a Change in Control under any of the foregoing provisions of this Subsection 15.5, the Board may determine by majority vote of the Board that the specific transaction does not constitute a Change in Control under Paragraph 15.5(a), 15.5(b) or 15.5(c).

      15.6     EFFECTIVE DATE OF CHANGE IN CONTROL. Notwithstanding the foregoing, in the event a Change in Control ultimately results from discussions or negotiations involving the Corporation or any of its officers or directors, the “Effective Date” of such Change in Control shall be the date uninterrupted discussions or negotiations commenced; otherwise, such Effective Date or Change in Control shall be the Implementation Date of such Change in Control.

      15.7     IMPLEMENTATION DATE OF CHANGE IN CONTROL. The “Implementation Date” shall be the earliest to occur of the events specified in Section 15.5.

      15.8     EFFECT OF CHANGE IN CONTROL. In addition to other vesting under the Plan, the opportunity of a Participant to participate to the end of all current Plan Cycles is vested in such Participant in the event of a Change in Control, as of the Effective Date of such Change in Control.

ARTICLE 16

MISCELLANEOUS

      16.1     LIQUIDATION. In the event of the liquidation of the Corporation, the Board may make any provisions for holding, handling and distributing the amounts standing to the credit of the Participants or beneficiaries hereunder, which in the discretion of the Board are appropriate and equitable under all circumstances and which are consistent with the spirit and purposes of these provisions.

      16.2     FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional share of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fraction in cash.

      16.3     EXPENSES. All expenses and costs in connection with the operation of the Plan shall be borne by the Corporation.

ARTICLE 17

AMENDMENT AND DISCONTINUANCE

      17.1     The Corporation reserves the right, by action of the Board, to amend the Plan from time to time, or to discontinue it if such a change is deemed necessary or desirable except that stockholder approval shall be required for any amendment or modification of this Plan that, in the opinion of the Corporation’s counsel, would be required by (1) Section 162(m) of the Internal Revenue Code or any regulations promulgated thereunder or (2) by the rule of the New York Stock Exchange (or, if the Common Stock shall be traded in another market any applicable rules of such other market). No such amendment shall increase the maximum numbers of shares of

Common Stock specified in Sections 3.2, 3.3, 3.4, 5.3, 6.2, 7.4, 8.2, 9.1 and 10.2 of this Plan (except that adjustments authorized by Section 3.5 of this Plan shall not be limited by this provision). However, if the Committee should amend or discontinue this Plan, the Corporation shall remain obligated under the Plan with respect to (1) Total Awards made final (and thus payable) by decision by the Committee prior to the date of such amendment or discontinuance, and (2) Awards and rights of any Participant or beneficiary with respect to whom a Vesting Event has occurred. If the Plan is terminated, Awards previously made shall nevertheless continue in accordance with the provisions of the Award as in effect prior to the Plan’s termination.

      17.2     OMISSION. The Board may for any period of time refrain from designating any Participants or may refrain from making any Awards, but such action shall not be deemed a termination of the Plan.

Executed as of this                               day of                     , 2004 at Cleveland, Ohio.

NATIONAL CITY CORPORATION

By:

Exhibit D

NATIONAL CITY CORPORATION

MANAGEMENT INCENTIVE PLAN

FOR SENIOR OFFICERS
AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 23, 2004

ARTICLE 1. THE PLAN AND ITS PURPOSE

      1.1     AMENDMENT AND RESTATEMENT OF THE PREDECESSOR PLAN. This National City Corporation Management Compensation Plan for Senior Officers is hereby adopted, effective February 23, 2004 (herein referred as the “Plan”) is an amendment, restatement and continuation of the National City Corporation Management Incentive Plan for Senior effective October 22, 2001 (“Predecessor Plan”). The Predecessor Plan was, in turn, an amendment, restatement and continuation of prior plans entitled “National City Corporation Management Incentive Plan for Senior Officers” in effect prior to October 22, 2001 (“Prior Plans”).

      1.2     EFFECTIVENESS. This Plan is effective on and after February 23, 2004, to provide for the operation of the Plan on and after such date.

      1.3     PURPOSE. The purpose of the Plan is to maximize the Corporation’s profitability and operating success by providing an incentive to officers to achieve superior results. The Plan is designed to promote teamwork to achieve overall corporate success and to motivate individual excellence.

      1.4     OPERATION OF THE PLAN. The Plan shall be administered by the Committee. The Plan operates on a calendar year basis and is subject to the review, interpretation, and alteration by the Committee. The Plan is intended to serve only as a guide to the Corporation in determining eligibility for and amounts of incentive compensation to be awarded under the Plan.

      1.5     TRANSFER OF ACCOUNT BALANCES. All Participants’ deferred account balances and current period elections to defer maintained under the Prior Plans are governed by the terms of the National City Corporation Deferred Compensation Plan, effective January 1, 2001. In the event of any inconsistency between the terms of the Prior Plans and the National City Corporation Deferred Compensation Plan, effective January 1, 2001, as amended from time to time (the “Deferred Comp Plan”) or any successor plan(s) to the Deferred Comp Plan, the terms of the Deferred Comp Plan or any successor plan shall govern.

ARTICLE 2. DEFINITIONS

      2.1     DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.

(a) “Base Salary” shall mean the annual salary as of the close of the Plan Cycle, exclusive of any bonuses, incentive pay, special awards, or stock options.

(b) “Board” shall mean the Board of Directors of the Corporation.

(c) “Change in Control” see Section 11.3.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the Compensation and Organization Committee of the Board, or another committee appointed by the Board to serve as the administering committee of the Plan.

(f) “Corporate Award” shall mean the payment earned by a Participant based on the Corporation’s results as set forth in Section 4.1(b).

(g) “Corporation” shall mean National City Corporation, a Delaware corporation.

(h) “Covered Executive” shall mean any individual who, is, or is determined by the Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code.

(i) “Disability” shall mean the inability, by reason of a medically determinable physical or mental impairment, to engage in substantial and gainful activity for a continuous period of 26 weeks or more as determined by the Committee.

(j) “Early Retirement” shall mean retirement at or after age 55 with at least ten years of service with the Employers prior to Normal Retirement.

(k) “Effective Date” see Section 11.4.

(l) “Eligible Employee” shall mean an Employee who is employed in a position meeting the defined eligibility criteria for participation in the Plan, as set forth in Article 3.

(m) “Employee” shall mean an individual employed by an Employer on an active basis.

(n) “Employer” shall mean the Corporation or any Subsidiaries.

(o) “Executive Officer” shall mean the chairman, chief executive officer, president, vice chairman, executive vice president or a similar officer of the Corporation, anyone designated by the Board as an executive officer of the Corporation or a Covered Executive.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “Individual Award” shall mean the payment earned by a Participant based on an evaluation of the individual’s achievements. As such, the amount of any Individual Award under this Plan is determined by decision of and in the discretion of the Corporation acting through the Committee as hereinafter provided.

(r) “Implementation Date” see Section 11.5.

(s) “Key Indices” shall mean those indices used by the Corporation to measure profitability or overall operating performance. The indices shall be based on specific levels of or change in one or more of the following: return on common equity; return on assets; overhead ratio; efficiency ratio; net interest margin; total annual return on common stock; Total Stockholder Return; earnings per share; return on investment; revenue, expenses; market share; charge-offs and/or non-performing assets. These indices shall be determined in accordance with generally accepted accounting principles where applicable. The indices may also include the following objective non-financial measures: employee satisfaction; employee retention; customer satisfaction; customer retention; cross-selling; “percentage of wallet”; leadership; and/or management of change or business transformation. If the Board determines that a change in the business, operations, corporate structure or capital structure of the corporation, or the manner in which it conducts its business, or other events or circumstances render the Key Indices unsuitable, the Board may in its discretion modify such Key Indices, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Executive where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Internal Revenue Code. In such case, the Board shall not make any modification of the Key Indices.

(t) “Normal Retirement” shall mean leaving the employ of all Employers at or after the age 62 with at least twenty years of continuous service with the Employers or at or after the age 65 with at least five years of continuous service with the Employers.

(u) “Participant” shall mean an Eligible Employee who is approved for participation in the Plan, as set forth in Article 3. Such approval shall be on a Plan Cycle basis and shall be reviewed with respect to each new Plan Cycle.

(v) “Participation Portion” see Section 3.3.

(w) “Peer Group” shall mean a group of comparable corporations used to measure relative performance. The Peer Group shall be established by the Committee prior to March 31st of each Plan Cycle; thereafter, such Peer Group for such Plan Cycle shall not be changed, provided however, that one or more members of a Peer Group shall be dropped therefrom upon the announcement of a definitive agreement to (i) acquire the Peer Group member, (ii) the acquisition of sixty-five percent or more of the gross assets of the Peer Group member or (iii) the merger of the Peer Group member with another company(ies) where the Peer

Group member’s then current board of directors will not constitute a majority of the board of the surviving corporation.

(x) “Plan” see Section 1.1.

(y) “Plan Cycle” shall mean a period of a calendar year.

(z) “Restricted Stock Plans” see Section 9.1.

(aa) “Subsidiary” shall mean an entity in which the Corporation directly or indirectly owns 50% of more of the voting equity securities.

(bb) “Total Award” shall mean the Individual Award plus the Corporate Award.

(cc) “Total Stockholder Return” with respect to a stock shall be calculated in the following manner:

(i) Add the Average Stock Price at the end of the Plan Cycle for such stock to the dividends paid on the stock during the Plan Cycle, and then subtract the Average Stock Price at the beginning of the Plan Cycle for such stock.

(ii) Divide the resulting sum of (i) above by the Average Stock Price at the beginning of the Plan Cycle for such stock.

(iii) The result equals Total Stockholder Return with respect to such stock for the Plan Cycle.

(dd) “Vesting Event” shall mean the earliest to occur of the following dates:

(1) the date any award is paid, (2) the last date a benefit can be paid under the Plan,

(3) the Effective Date of a Change in Control,

(4) the date a Participant takes Normal Retirement,

(5) the date a Participant has a Disability, or

(6) the date of a Participant’s death.

Each Participant and beneficiary with respect to whom a Vesting Event has occurred shall be 100% vested in his benefits or Total Award earned or accrued hereunder as of the date of said Vesting Event, subject to the forfeiture provisions of Article 10.

(ee) “Voting Stock” shall mean the then outstanding securities of a company entitled to vote generally in the election of directors.

      2.2     GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology used herein also shall include the feminine, and the definition of any term in the singular shall include the plural.

ARTICLE 3. ELIGIBILITY AND PARTICIPATION

      3.1     ELIGIBILITY. Eligibility for participation in the Plan will be limited to those Employees of the Corporation and Subsidiaries who, by the nature and scope of their position, play a key role in the management, growth and success of the Corporation, as determined by the Committee.

      3.2     PARTICIPATION. Participation in the Plan for each Eligible Employee who is an Executive Officer shall be determined by the Committee with respect to each Plan Cycle prior to the commencement of the Plan Cycle, except as otherwise provided herein. The Committee may base its approval upon the recommendation of the Chief Executive Officer of the Corporation. The chief executive officer shall determine the participation of each Eligible Employee who is not An Executive Officer. Each Eligible Employee approved for participation shall be notified of the selection as soon after approval as is practicable and shall become a Participant upon acceptance by him of such selection.

      3.3     PARTICIPATION FOR PART OF A PLAN CYCLE. In the event an Employee is an Eligible Employee for only a portion of a Plan Cycle (“Participation Portion”) such Eligible Employee may, in the Committee’s discretion, be a Participant for such portion of the Plan Cycle but his Total Award will be based upon his Base Salary at the end of such Participation Portion and such Total Award will normally be prorated to reflect the number of months in the Participation Portion of the Plan Cycle compared to the number of months in the total Plan Cycle. A Covered Executive may not be made a Participant after the beginning of a Plan Cycle.

      3.4     CHANGES DURING A PLAN CYCLE. In the event a Participant is promoted or demoted, the Committee may, in its discretion, (i) continue such Participant’s maximum Total Award as it was prior to such promotion or demotion, (ii) provide the Participant from and after the promotion or demotion with a higher or lower maximum Total Award, (iii) provide for a combination of (i) and (ii), or (iv) after a demotion remove the Participant from further participation in the Plan.

(a) In the event of a Plan Cycle for which the Participant’s participation is thus split between two maximum Total Awards, the Total Award for such Plan Cycle will normally be prorated to reflect the portions of the Plan Cycle spent under each maximum Total Award and each part of the Total Award will be based upon the Participant’s Base Salary at the end of the appropriate portions of the Plan Cycle.

(b) The Committee may not increase a Covered Executive’s maximum Total Award during a Plan Cycle.

      3.5     PORTIONS OF PLAN CYCLES-SETTING OF INDIVIDUAL OBJECTIVES. Notwithstanding Sections 3.3 and 3.4, no portion of a Plan Cycle with respect to a Participant shall be considered to be a separate portion of participation for a Participant unless, prior thereto, individual achievement objectives are set for such Participant for such portion of a Plan Cycle pursuant to Article 4, or are waived by the Committee, in its discretion.

      3.6     NO RIGHT TO PARTICIPATE. No Participant or Employee shall have a right at any time to be selected for current or future participation in the Plan.

ARTICLE 4. PERFORMANCE MEASUREMENT

      4.1     PERFORMANCE CRITERIA. Performance, for purposes of this Plan, will be measured in terms of the Participant’s individual contribution and in terms of the Corporation’s performance.

(a) Individual Awards will be determined by comparing actual individual and group achievements during the Plan Cycle to established objectives for the Plan Cycle. Not later than 90 days after the commencement of each Plan Cycle each Participant shall establish objectives for the Plan Cycle. Such objectives shall be broad in nature, may be quantitative or qualitative, will typically be five in number and may include the achievement of group or divisional goals as well as individual goals. The objectives for Participants other than the chief executive officer of the Corporation shall be subject to the review, revision and approval of their superiors and the objectives for the chief executive officer shall be subject to the review, revision and approval of the Committee.

(1) INDIVIDUAL AWARD POTENTIAL. The Committee shall establish in writing the maximum Individual Awards for each Participant not later than 90 days after the commencement of each Plan Cycle.

(2) INDIVIDUAL AWARD CALCULATION AND APPROVAL. An evaluation of the individual performance for each Participant for each Plan Cycle will be determined as of the December 31st on which the Plan Cycle ends by applying the foregoing provisions of this Article 4 to the Participant’s Individual Contribution for such Plan Cycle. Based on the evaluation, the chief executive officer of the Corporation shall recommend to the Committee for approval an appropriate Total Award for each of the Participants who is an Executive Officer. The chief executive officer shall also determine the Total Award of all Participants other than Executive Officers which shall be deemed approved by the Committee upon (1) the completion by the chief executive officer of a list of such Individual Awards, and (2) the Committee’s approval of the aggregate dollar amount of such Individual

Awards. The chief executive officer shall recommend to the Committee for approval the Individual Awards and Total Awards for each of the Executive Officers.

(3) All such Individual Awards may, for convenience purposes, be expressed as a percentage of Base Salary or some other criteria. Upon the approval of the Committee the amounts of Individual Awards hereunder for a Plan Cycle shall be final.

(4) No Individual Awards shall be paid to any Participant for a Plan Cycle during which the Participant is a Covered Executive.

(b) Corporate Awards will be determined by comparing corporate performance with respect to Key Indices. The performance may be relative to pre-established goals, that of the Peer Group or any other objective standard established by the Committee. Not later than 90 days after the commencement of each Plan Cycle, the Committee shall establish in writing the Peer Group, if any, the Key Indices, the weighting of the Key Indices chosen, and the levels of comparative performance (the performance of goals may be stated as alternative goals) at which the maximum Corporate Award will be provided under the Plan.

(1) CORPORATE AWARD POTENTIAL. The Committee shall establish in writing the maximum Corporate Awards for each Participant not later than 90 days after the commencement of each Plan Cycle.

(2) CORPORATE AWARD CALCULATION AND APPROVAL. The amount of the Corporate Award for each Participant for each Plan Cycle will be calculated as of the December 31st on which the Plan Cycle ends by applying the provisions of this Section 4.1 to the Corporation’s performance for such Plan Cycle. Corporate Awards may, for convenience purposes, be expressed as a percentage Base Salary or some other criteria. Upon the close of the Plan Cycle the amounts of Corporate Awards hereunder for such Plan Cycle shall be determined. The Committee has the discretion to reduce the Corporate Award payable to any Participant notwithstanding attainment of any performance goal. Notwithstanding the occurrence of a Vesting Event, the Committee may reduce or eliminate a Corporate Award to any or all Participants at any time prior to the payment of the Total Award or an Implementation Date of a Change in Control.

      4.2     LIMITATION. Notwithstanding any provision of this Plan to the contrary, no Total Award to any Covered Executive for any given Plan Cycle shall exceed 1.0% of the Corporation’s earnings before taxes and any one time earnings, expenses or charges.

ARTICLE 5.     PAYMENT OF TOTAL AWARDS

      5.1     FORM AND TIMING OF PAYMENT OF TOTAL AWARDS. Within 90 days of the end of the Plan Cycle, the Participant shall be entitled to receive a cash payment(s) equal to the entire amount of the Participant’s Total Award. Except as otherwise provided for in Section 5.2, to receive a Total Award a Participant must be an Employee on the date on which the Plan Cycle ends; provided, however, the Committee or the Chief Executive Officer may reduce or terminate a Participant’s Total Award prior to any Vesting Event if such Participant fails to continue to be an Employee.

      5.2     TERMINATION OF EMPLOYMENT DUE TO RETIREMENT, DISABILITY OR DEATH. In the event a Participant’s employment is terminated during a Plan Cycle by reason of Normal Retirement, Disability or Death, the Participant shall be eligible to receive a prorated Total Award based on individual contribution during the Participant’s participation in the Plan Cycle and the Corporation’s performance for the year, provided however, that the Participant must have been a Participant in the Plan for at least three months of the Plan Cycle to be eligible to receive any Total Award hereunder. Such Total Awards will be paid within ninety (90) days following the end of the Plan Cycle. In the event of death, the Total Award will be paid to the Participant’s estate.

      5.3     TERMINATION OF EMPLOYMENT DUE TO EARLY RETIREMENT. The Committee may elect, in its discretion, to pay a prorated Total Award to a Participant who terminates employment by means of an Early Retirement prior to a Vesting Event; in the absence of such favorable discretionary action by the Committee, no such pro-rated Total Award shall be paid.

      5.4     OTHER TERMINATIONS OF EMPLOYMENT. In the event a Participant’s employment is terminated for any reason other than Normal Retirement during a Plan Cycle prior to a Vesting Event, the Participant’s participation in such Plan Cycle shall end and the Participant shall not be entitled to any Total Award for such Plan Cycle.

      5.5     REQUEST TO RECEIVE RESTRICTED STOCK; RESTRICTED STOCK PAYMENTS. The Committee may determine that one or more Participants should be eligible to elect to request to have a portion or all of his Total Award for a Plan Cycle paid in Restricted Stock. Such request by an eligible Participant shall be considered by the Committee. The Committee may determine that some, all, or none of the Total Awards, or parts thereof, shall be paid in Restricted Stock, in its discretion. Restricted stock payments are subject to the provisions of Article 9.

ARTICLE 6.     RIGHTS OF PARTICIPANTS

      6.1     EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Corporation to terminate a Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Employer.

      6.2     RESTRICTIONS ON ASSIGNMENTS. The interest of a Participant or his beneficiary under this Plan may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process, nor shall they be an asset in bankruptcy.

ARTICLE 7.     ADMINISTRATION

      7.1     ADMINISTRATION. The Plan shall be administered by the Committee in accordance with any administrative guidelines and any rules that may be established from time to time by the Committee. The procedures, standards and provisions of this Plan for determining eligibility for and amounts of Total Awards are, except for Covered Employees, intended only as a guide and in themselves confer no rights, duties or privileges upon Participants nor place any obligation upon the Committee, the Board or the Corporation. Accordingly, the Committee may, in making its determinations hereunder, deviate from such procedures and standards in whatever manner that it, in its judgment, deems appropriate so long as no Total Award shall exceed the Section 4.2 limitation.

(a) The Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, and its decisions shall be binding and conclusive on all persons for all purposes.

(b) The Committee may name assistants who may be, but need not be, members of the Committee. Such assistants shall serve at the pleasure of the Committee, and shall perform such functions as may be assigned by the Committee.

(c) No member of the Committee or any assistant shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own willful misconduct or lack of good faith.

ARTICLE 8.     REQUIREMENTS OF LAW

      8.1     LAWS GOVERNING. This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.

      8.2     WITHHOLDING TAXES. The Corporation shall have the right to deduct from all payments under this Plan any federal or state taxes required by the law to be withheld with respect to such payments.

      8.3     PLAN BINDING ON CORPORATION, Employees and Successors. This Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and each Participant and his beneficiaries, heirs, executors, administrators and legal representatives.

ARTICLE 9.     RESTRICTED STOCK

      9.1     RESTRICTED STOCK. The Restricted Stock referred to in this Plan shall be restricted stock granted pursuant to the National City Corporation 1997 Restricted Stock Plan, the National City Corporation 2002 Restricted Stock Plan or the National City Corporation Long-Term Cash and Equity Incentive Plan, as such plans are amended from time to time (“Restricted Stock Plans”) and/or restricted stock units (“Restricted Stock”) granted pursuant to the National City Corporation Long-Term Cash and Equity Incentive Plan, as such plan is amended from time to time. Any awards of Restricted Stock will be made at the discretion of the Committee and shall be subject to the terms, conditions and restrictions contained in the Restricted Stock Plans and the award agreement controlling each Restricted Stock award grant.

      9.2     ELECTION TO REQUEST RESTRICTED STOCK. Prior to the end of each Plan Cycle, the Committee shall determine which Participants, if any, shall be eligible to request payment of all or a portion of their Total Award in the form of Restricted Stock. Each Participant who is therefore eligible to elect to request payment of all or a portion of his Total Award for such Plan Cycle in the form of Restricted Stock, shall be given the opportunity prior to the end of such Plan Cycle, to make such request. Covered Executives, however, must elect Restricted Stock prior to the 90th day after the commencement of each Plan Cycle. Such election and the percentage of Total Award requested to be paid in the form of Restricted Stock shall be irrevocable and fixed with respect to such Participant and such Plan Cycle as of the end of such Plan Cycle. The request and determination of the portion of the Total Award to be paid in the form of Restricted Stock shall be made in terms of such increments of the Total Award as may be established by the Committee from time to time.

      9.3     RESTRICTED STOCK AWARDS; COMMITTEE’S DECISION. Notwithstanding any request by a Participant pursuant to Section 9.1 above to receive none, a portion or all of a Total Award in the form of restricted Stock, and not withstanding the Committee’s prior determination as to the eligibility of any Participant to elect to receive a part or all of their Total Award in the form of restrict stock, the Committee shall make the decision, in the case of each Participant, whether or not to pay any portion or all of any Participant’s Total Award with respect to any Plan Cycle. Such decision shall be made in the discretion of the Committee, which extends to the percentage of any Total Award to be paid in the form of Restricted Stock. The Committee’s decision shall be final and binding on all parties.

      9.4     DETERMINATION OF THE NUMBER OF SHARES OF RESTRICTED STOCK. The number of shares of Restricted Stock to be granted to a Participant shall be determined as follows:

(a) The Committee shall determine the Participant’s Total Award for the applicable Plan Cycle in accordance with Article 4 of this Plan.

(b) The appropriate percentage of the Total Award to be paid in Restricted Stock as determined in Section 9.3 shall be multiplied by the Participant’s Total Award for such Plan Cycle.

(c) The product from Section 9.4(b) shall be multiplied by a percentage determined by the Committee from time to time but not to exceed 125%. The Committee may establish different percentages for different Participants.

(d) The product from Section 9.4(c) shall be divided by the closing price, per share, of the shares of common stock of the Corporation on the New York Stock Exchange on the last trading day of the month of January following such Plan Cycle.

(e) The quotient determined in Section 9.4(d) above shall be rounded to the nearest whole share. No fractional shares of Restricted Stock shall be awarded.

      9.5     RESTRICTIONS. It is currently anticipated that the restricted period, with respect to the Restricted Stock Plan restrictions on all Restricted Stock awarded hereunder shall fully expire, on the earliest of (i) the

Participant’s death, (ii) the Participant’s Disability, (iii) Effective Date of a Change in Control or (iv) one year after the date of the Restricted Stock award.

      9.6     ALTERNATIVES TO THE RESTRICTED STOCK PLANS. If the Restricted Stock Plans are terminated at any time and a new plan is adopted which provides similar benefits or is intended to replace the Restricted Stock Plans, then such new plan shall be utilized for making the Restricted Stock grant. Should no Restricted Stock plan be available the amount of the Restricted Stock payment will, at the sole discretion of the Corporation, be made in an alternative form which would not restrict receipt of shares of the Corporation’s common stock beyond the period of time provided in the anticipated Restricted Stock grant, or in cash.

ARTICLE 10 FORFEITURES

      Notwithstanding any provision in this Plan to the contrary excepting only the provisions of Article 11, in the event the Committee finds:

      (a) that an Employee or former Employee who has an interest under this Plan has been discharged by his Employer in the reasonable belief (and such reasonable belief is the reason or one of the reasons for such discharge) that the Employee or former Employee did engage in fraud against the Employer or anyone else, or

      (b) that an Employee or former Employee who has an interest under this Plan has been convicted of a crime as a result of which it becomes illegal for his Employer to employ him, then any amounts held under this Plan for the benefit of such Employee or former Employee or his beneficiaries shall be forfeited and no longer payable to such Employee or former Employee or to any person claiming by or through such Employee or former Employee.

ARTICLE 11 CHANGE IN CONTROL

      11.1     TREATMENT OF TOTAL AWARDS. In the event of a Change in Control, the Corporation shall pay to each Participant who is participating in a Plan Cycle on the Implementation Date of such Change in Control, a lump sum cash payment equal to the amount hereinafter determined. Such payment shall be paid in cash to the Participant within five business days after the Implementation Date of the Change in Control and shall be payment in full to each Participant for the Plan Cycle, and such Plan Cycle shall be deemed terminated by operation of this Article 12. No further Plan Cycles shall commence thereafter under this Plan. Such cash payment shall be made without regard to any request to defer made with respect to any such Plan Cycle (which shall be inoperative) and without regard to any deferral action by the Committee.

      11.2     AMOUNT OF PAYMENT. The amount of the payment to be made as a consequence of a Change in Control with respect to the Plan Cycle ending on the Effective Date of the Change in Control, shall be equal to the maximum Total Award which could be paid hereunder for the full Plan Cycle to each Participant only pro-rated, however, to reflect late commencement of participation in a Plan Cycle and/or promotions or maximum Total Award during a Plan Cycle, consistent with Sections 3.4 and 3.5 of the Plan.

      11.3     DEFINITION OF CHANGE IN CONTROL. “Change in Control” shall mean the occurrence of any of the following events:

      (a) The Corporation is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than sixty-five percent of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such transaction;

      (b) The Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than sixty-five percent of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer;

      (c) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

      (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (d) each Director who is first elected, or first nominated for election by the Corporation’s stockholders, by a vote of at least two-thirds of the Directors of the Corporation (or a committee thereof) then still in office who were Directors of the Corporation at the beginning of any such period will be deemed to have been a Director of the Corporation at the beginning of such period.

(e) Notwithstanding the foregoing provisions of Sections 11.3(a), 11.3(b) or 11.3(c), in the case where the individuals who constitute the Directors of the Corporation at the time a specific transaction described in Sections 11.3(a), 11.3(b) or 11.3(c) is first presented or disclosed to the Board will, by the terms of the definitive agreement for that transaction, constitute at least a majority of the members of the board of directors of the resulting corporation or person immediately following such transaction, then, prior to the occurrence of any event that would otherwise constitute a Change in Control under any of the foregoing provisions of this Section 11.3, the Board may determine by majority vote of the Board that the specific transaction does not constitute a Change in Control under Sections 11.3(a), 11.3(b) or 11.3(c).

      11.4     EFFECTIVE DATE OF CHANGE IN CONTROL. Notwithstanding the foregoing, in the event a Change in Control ultimately results from discussions or negotiations involving the Corporation or any of its officers or directors, the “Effective Date” of such Change in Control shall be the date uninterrupted discussions or negotiations commenced; otherwise, such Effective Date of a Change in Control shall be the Implementation Date of such Change in Control.

      11.5     IMPLEMENTATION DATE OF CHANGE IN CONTROL. The “Implementation Date” shall be the earliest to occur of the events specified in Section 11.3. As used herein, the Implementation Date of a Change in Control shall be the last date of the then current Plan Cycle.

      11.6     EFFECT OF CHANGE IN CONTROL. In addition to other vesting under the Plan, the opportunity of a Participant to participate until the current Plan Cycle ends or is terminated is vested in such Participant in the event of a Change in Control, as of the Effective Date of such Change in Control.

ARTICLE 12. MISCELLANEOUS

      In the event of the liquidation of the Corporation the Committee may make any provisions for holding, handling and distributing the amounts standing to the credit of the Participants or beneficiaries hereunder which, in the discretion of the Committee which in the discretion of the Committee, are appropriate and equitable under all circumstances and which are consistent with the spirit and purposes of these provisions.

ARTICLE 13. AMENDMENT AND DISCONTINUANCE

      The Corporation expects to continue this Plan indefinitely, but reserves the right, by action of the Committee, to amend it from time to time, or to discontinue it if such a change is deemed necessary or desirable except that stockholder approval shall be required for any amendment or modification of this Plan that, in the opinion of the Corporation’s counsel, would be required by Section 162(m) of the Internal Revenue Code of 1986, as amended, or any regulations promulgated thereunder. However, if the Committee should amend or discontinue this Plan, the Corporation shall remain obligated under the Plan with respect to (1) Total Awards made final (and thus payable) by decision by the Committee prior to the date of such amendment or discontinuance, and (2) Total Awards and rights of any Participant or beneficiary with respect to whom a Vesting Event has occurred.

      Executed this                     day of                     , 200     at Cleveland, Ohio.

NATIONAL CITY CORPORATION

By:

VOTE BY TELEPHONE

Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept (NCC), National City Bank, P.O. Box 94980, Cleveland OH 44101-0900.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the website and Cast your vote: http://www.votefast.com	Vote by Mail Return your proxy in the Postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. eastern daylight time on April 26, 2004 to be counted in the final tabulation.
If you vote by mail, your proxy must be received
prior to the Annual Meeting to be counted in the final tabulation.
If you vote by telephone or Internet, please do not send your proxy by mail.

Your Control Number is:

Proxy must be signed and dated below.
Please fold and detach card at perforation before mailing.

NATIONAL CITY CORPORATION	PROXY

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on April 27, 2004.

The undersigned stockholder of National City Corporation hereby appoints Thomas A. Richlovsky and David L. Zoeller and each of them, with power of substitution, proxies for the undersigned to vote all of the shares of Common Stock of National City which the undersigned is entitled to vote at the Annual Meeting of Stockholders of National City to be held on April 27, 2004 and any adjournment thereof as follows and in their discretion to vote and act upon such other business as may properly come before the meeting. The Board of Directors recommends a vote FOR the slate of directors and proposal 2, 3 and 4.

UNLESS OTHERWISE INDICATED, THE PROXIES ARE INSTRUCTED TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON THE OPPOSITE SIDE OF THIS CARD AS DIRECTORS FOR THE APPROVAL OF THE NATIONAL CITY CORPORATION LONG-TERM CASH AND EQUITY INCENTIVE PLAN FOR SENIOR OFFICERS, FOR THE APPROVAL OF THE NATIONAL CITY CORPORATION MANAGEMENT INCENTIVE PLAN FOR SENIOR OFFICERS, AS AMENDED AND RESTATED, AND FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR.

Signature(s)

Signature(s)

Date: _____________________________________________, 2004

Please sign exactly as shown hereon. When signing as a fiduciary or on behalf of a corporation, bank, trust company or other similar entity, your title of capacity should be shown.

Please fold and detach card at perforation before mailing.

NATIONAL CITY CORPORATION	PROXY

Please indicate how you wish your shares to be voted. Unless otherwise indicated, the proxies will vote FOR the slate of directors and proposal 2, 3 and 4. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING:

1.  ELECTION OF DIRECTORS

Nominees:	(01)	J. E. Barfield	(02)	J. S. Broadhurst	(03)	J. W. Brown	(04)	C.M. Connor

	(05)	D. A. Daberko	(06)	J.T. Gorman	(07)	B.P. Healy	(08)	P. A. Ormond

	(09)	R. A. Paul	(10)	G. L. Shaheen	(11)	J. S. Thornton	(12)	M. Weiss

[ ]	FOR all nominees listed above. (except as listed to the contrary below)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed above.

To withhold authority to vote for any individual nominee, write that nominee’s name or number below:

		FOR	AGAINST	ABSTAIN
2.	THE APPROVAL OF THE NATIONAL CITY CORPORATION LONG-TERM CASH AND EQUITY INCENTIVE PLAN	[ ]	[ ]	[ ]
3.	THE APPROVAL OF THE NATIONAL CITY CORPORATION MANAGEMENT INCENTIVE PLAN FOR SENIOR OFFICERS, AS AMENDED AND RESTATED	[ ]	[ ]	[ ]
4.	THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR	[ ]	[ ]	[ ]

IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.